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                           --------------------------

                          MITCHELL HUTCHINS PORTFOLIOS

             1285 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10019
                         PROSPECTUS -- OCTOBER 1, 1998

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             The Mitchell Hutchins Portfolios ("Portfolios") seek
             to achieve their investment objectives by investing in a number of other PaineWebber mutual funds.

                 MITCHELL HUTCHINS AGGRESSIVE PORTFOLIO seeks long-term growth of capital by investing the majority of its assets in equity mutual funds.

                 MITCHELL HUTCHINS MODERATE PORTFOLIO seeks total return by investing its assets in a combination of equity and bond mutual funds.

                 MITCHELL HUTCHINS CONSERVATIVE PORTFOLIO seeks income and, secondarily, growth of capital by investing the majority of its assets in bond mutual funds.

             This Prospectus concisely sets forth information that a prospective investor should know about the Portfolios before investing. Please read it carefully and retain a copy of this Prospectus for future reference.

             A Statement of Additional Information dated October 1, 1998 has been filed with the Securities and Exchange Commission ("SEC" or "Commission") and is legally part of this Prospectus. The Statement of Additional Information can be obtained without charge, and further inquiries can be made, by contacting an individual Portfolio, your investment executive at PaineWebber or one of its correspondent firms or by calling toll-free 1-800-647-1568. In addition, the Commission maintains a website (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

             ------------------------------------------------------

             INVESTORS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR REFERRED TO IN THIS PROSPECTUS. THE PORTFOLIOS AND THEIR DISTRIBUTOR HAVE NOT AUTHORIZED ANYONE TO PROVIDE INVESTORS WITH INFORMATION THAT IS DIFFERENT. THE PROSPECTUS IS NOT AN OFFER TO SELL SHARES OF THE PORTFOLIOS IN ANY JURISDICTION WHERE THE PORTFOLIOS OR THEIR DISTRIBUTOR MAY NOT LAWFULLY SELL THOSE SHARES.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
    EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR
     ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                             CRIMINAL OFFENSE.

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                               Prospectus Page 1
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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                               TABLE OF CONTENTS

--------------------------------------------------------------------------------

                                                                                           PAGE
                                                                                           -----
The Portfolios at a Glance............................................................           3

Expense Table.........................................................................           5

Financial Highlights..................................................................          10

Investment Objectives & Policies......................................................          13

Investment Philosophy & Process.......................................................          16

Performance...........................................................................          17

Investments of the Portfolios and the Underlying Funds................................          19

Flexible Pricing(SM)..................................................................          26

How To Buy Shares.....................................................................          30

How To Sell Shares....................................................................          31

Other Services........................................................................          32

Management............................................................................          32

Determining the Shares' Net Asset Value...............................................          34

Dividends & Taxes.....................................................................          35

General Information...................................................................          36

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                               Prospectus Page 2
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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                           THE PORTFOLIOS AT A GLANCE

--------------------------------------------------------------------------------

Mitchell Hutchins Portfolios are managed so that each Portfolio can serve as a core part of a larger investment program. The Portfolios are intended as a simple and efficient approach to help investors meet retirement and other long-term goals. Although the Portfolios may make adjustments in response to market conditions, the Portfolios are not market timing vehicles.

Each Portfolio invests in a number of PaineWebber mutual funds ("Underlying Funds") suited to that Portfolio's particular investment objective. Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), the Portfolios' investment adviser, allocates each Portfolio's assets among Underlying Funds using fundamental and quantitative analysis. Mitchell Hutchins will consider reallocating each Portfolio's investments at least quarterly, but may change allocations more frequently if market conditions warrant. Any reallocations of investments would be within the established investment ranges. As a result, under normal conditions, there should be no sudden large-scale changes in the allocation of a Portfolio's investments among Underlying Funds.

When selling shares, investors should be aware that they may receive more or less for their shares than they originally paid for them. As with any mutual fund, there is no assurance that the Portfolios will achieve their goals.

MITCHELL HUTCHINS AGGRESSIVE PORTFOLIO

GOAL: To increase the value of an investment by investing the majority of its assets in long-term, growth-oriented equity mutual funds.

INVESTMENT OBJECTIVE: Long-term growth of capital.

WHO SHOULD INVEST: Investors in their accumulation years, who can accept greater volatility in the equity market in return for potentially higher returns.

MITCHELL HUTCHINS MODERATE PORTFOLIO

GOAL: To increase the value of an investment by investing its assets in a combination of long-term, growth-oriented equity and income-producing bond mutual funds.

INVESTMENT OBJECTIVE: Total return.

WHO SHOULD INVEST: Investors who seek growth of capital in conjunction with income.

MITCHELL HUTCHINS CONSERVATIVE PORTFOLIO

GOAL: To provide current income by investing the majority of its assets in income-producing bond mutual funds and, secondarily, to increase the value of an investment by providing some growth of capital.

INVESTMENT OBJECTIVE: Income and, secondarily, growth of capital.

WHO SHOULD INVEST: Investors who need current income from their investments but want to offset some of the effects of inflation by seeking growth of capital as a secondary goal.

RISKS

The performance of a Portfolio will directly reflect the investment performance of the Underlying Funds it holds. As a result, the Portfolios' ability to meet their investment objectives depends both on the allocation of their assets among the various Underlying Funds and the ability of those Underlying Funds to meet their investment objectives. An investment in a Portfolio is subject to all the risks of an investment directly in the Underlying Funds it holds. These risks are discussed under "Investments of the Portfolios and the Underlying Funds," and some of the more significant risks are summarized below.

All the Portfolios hold Underlying Funds that invest primarily in equity securities, although the specific Underlying Funds and the percentage of a Portfolio's assets invested in each Underlying Fund varies. Equity securities historically have shown greater growth potential than other types of securities, but they have also shown greater volatility.

All the Portfolios hold Underlying Funds that invest primarily in bonds, although the specific Underlying Funds and the percentage of a Portfolio's assets invested in each Underlying Fund varies. Bonds are subject to interest rate and credit risk. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Underlying Fund's investments. Credit risk is the risk that the issuer or guarantor may be unable to pay interest or repay principal on the bond. Some Underlying Funds may invest in bonds rated below investment grade, which are subject to greater risks of default or price fluctuation than investment grade bonds and are considered predominantly speculative.

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                               Prospectus Page 3
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                           --------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                           THE PORTFOLIOS AT A GLANCE
                                  (Continued)

--------------------------------------------------------------------------------

Some Underlying Funds are subject to the special risks of investing in foreign equity securities or foreign bonds, which include possible adverse currency fluctuations and political, social and economic developments abroad and differing characteristics of foreign economies and markets. These risks are greater with respect to securities of foreign issuers located in emerging markets.

Each Underlying Fund (other than PaineWebber Cashfund) may use derivatives, such as options, futures contracts, foreign currency contracts, swaps and similar instruments, in its investment activities. Each type of derivative instrument presents its own special risks.

Investors may lose money by investing in a Portfolio; investments in the Portfolios are not guaranteed.

MANAGEMENT

Mitchell Hutchins, a wholly-owned asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser and administrator of the Portfolios.

Mitchell Hutchins also is the investment adviser and administrator of the Underlying Funds other than PaineWebber Cashfund. PaineWebber serves as investment adviser and administrator for PaineWebber Cashfund and has appointed Mitchell Hutchins to serve as its sub-adviser and sub-administrator. Mitchell Hutchins has appointed sub-advisers for certain other Underlying Funds.

MINIMUM INVESTMENT

To open an account, investors must invest $1,000; to add to an account, investors need only invest $100.

HOW TO PURCHASE SHARES OF THE PORTFOLIOS

Investors may choose among these classes of shares:

CLASS A SHARES

The price is the net asset value plus the initial sales charge; the maximum sales charge is 4.5% (4% for Conservative Portfolio) of the public offering price. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses for Class B and Class C shares.

CLASS B SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class B shares. As a result, 100% of their purchase is immediately invested. However, Class B shares have higher ongoing expenses than Class A shares. Depending upon how long they own the shares, investors may have to pay a sales charge when they sell Class B shares. This sales charge is called a "contingent deferred sales charge" and applies when investors sell their Class B shares within six years after purchase. After six years, Class B shares convert to Class A shares, which have lower ongoing expenses and no contingent deferred sales charge.

CLASS C SHARES

The price is the net asset value. Investors do not pay an initial sales charge when they buy Class C shares. As a result, 100% of their purchase is immediately invested. However, Class C shares have higher ongoing expenses than Class A shares. A contingent deferred sales charge of 1% (0.75% for Conservative Portfolio) is charged on shares sold within one year of purchase. Class C shares never convert to another class of shares.

CLASS Y SHARES

Class Y shares are offered only to limited groups of investors. The price is the net asset value. Investors do not pay an initial sales charge when they buy Class Y shares. As a result, 100% of their purchase is immediately invested. Investors also do not pay a contingent deferred sales charge when they sell Class Y shares. Class Y shares have lower ongoing expenses than any other class of shares.

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                               Prospectus Page 4
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Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                                 EXPENSE TABLE

--------------------------------------------------------------------------------

The following tables are intended to assist investors in understanding the expenses associated with investing in each class of shares of the Portfolios. Investors should note that they may invest directly in the Underlying Funds and thereby avoid incurring the fees and other expenses paid by each Portfolio.

SHAREHOLDER TRANSACTION EXPENSES                                  CLASS A      CLASS B      CLASS C      CLASS Y
                                                                -----------  -----------  -----------  -----------
Maximum Sales Charge on Purchases of Shares (as a % of
  offering price).............................................        4.50%(1)       None       None         None
Sales Charge on Reinvested Dividends (as a % of offering
  price)......................................................        None         None         None         None
Maximum Contingent Deferred Sales Charge (as a % of offering price or net asset value at the time of sale, whichever is
  less).......................................................        None            5%           1%(2)       None

ANNUAL FUND OPERATING EXPENSES
  (as a % of average net assets)(3)
AGGRESSIVE PORTFOLIO
Management Fees (after waivers)...............................        None         None         None         None
12b-1 Fees....................................................        0.25         1.00         1.00         None
Other Expenses (after reimbursements).........................        None         None         None         None
                                                                     -----        -----        -----        -----
Total Operating Expenses......................................        0.25%        1.00%        1.00%        None
                                                                     -----        -----        -----        -----
                                                                     -----        -----        -----        -----
MODERATE PORTFOLIO
Management Fees (after waivers)...............................        None         None         None         None
12b-1 Fees....................................................        0.25         1.00         1.00         None
Other Expenses (after reimbursements).........................        None         None         None         None
                                                                     -----        -----        -----        -----
Total Operating Expenses......................................        0.25%        1.00%        1.00%        None
                                                                     -----        -----        -----        -----
                                                                     -----        -----        -----        -----
CONSERVATIVE PORTFOLIO
Management Fees (after waivers)...............................        None         None         None         None
12b-1 Fees....................................................        0.25         1.00         0.75         None
Other Expenses (after reimbursements).........................        None         None         None         None
                                                                     -----        -----        -----        -----
Total Operating Expenses......................................        0.25%        1.00%        0.75%        None
                                                                     -----        -----        -----        -----
                                                                     -----        -----        -----        -----

---------

(1)  4.00% for Conservative Portfolio

(2)  0.75% for Conservative Portfolio

(3) Mitchell Hutchins intends to waive its 0.35% Management Fees and to reimburse expenses for each Portfolio (to the extent that those expenses are not paid by the Underlying Funds pursuant to an SEC exemptive order), so that the Total Operating Expenses for each class of each Portfolio do not exceed the amounts shown in the table for the fiscal year ending May 31, 1999. Although Mitchell Hutchins currently expects to continue such waivers and expense reimbursements after May 31, 1999, it may discontinue or change them at any time after that date. The expense reimbursements by Mitchell Hutchins do not include 12b-1 fees or extraordinary expenses.

    If fee waivers and expense reimbursement were not in effect, 12b-1 fees would remain the same; annualized Management Fees, estimated Other Expenses and Total Operating Expenses would be:

                                                                             CLASS A      CLASS B      CLASS C      CLASS Y
                                                                           -----------  -----------  -----------  -----------
AGGRESSIVE PORTFOLIO:
  Management Fees........................................................        0.35%        0.35%        0.35%        0.35%
  Other Expenses (estimated).............................................        3.38%        3.45%        3.20%        3.41%
  Total Operating Expenses...............................................        3.98%        4.80%        4.55%        3.76%

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                               Prospectus Page 5
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Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                                 EXPENSE TABLE
                                  (Continued)

--------------------------------------------------------------------------------

                                                                             CLASS A      CLASS B      CLASS C      CLASS Y
                                                                           -----------  -----------  -----------  -----------
MODERATE PORTFOLIO:
  Management Fees........................................................        0.35%        0.35%        0.35%        0.35%
  Other Expenses (estimated).............................................        2.18%        2.22%        1.94%        2.24%
  Total Operating Expenses...............................................        2.78%        3.57%        3.29%        2.59%

CONSERVATIVE PORTFOLIO:
  Management Fees........................................................        0.35%        0.35%        0.35%        0.35%
  Other Expenses (estimated).............................................        5.83%        5.78%        5.89%        5.84%
  Total Operating Expenses...............................................        6.43%        7.13%        6.99%        6.19%

  CLASS A SHARES: Sales charge waivers and reduced sales charges are available. Purchases of $1 million or more are not subject to an initial sales charge. However, if these shares are sold by the shareholder within one year after purchase, a contingent deferred sales charge of 1% is imposed on the offering price or the net asset value of the shares at the time of sale, whichever is less.
  CLASS B SHARES: Sales charge waivers are available. The maximum 5% contingent deferred sales charge applies to sales of shares during the first year after purchase. The charge generally declines by 1% annually, reaching zero after six years.
  CLASS C SHARES: If shares are sold by the shareholder within one year after purchase, a contingent deferred sales charge of 1% (0.75% for Conservative Portfolio) is imposed on the offering price or the net asset value of the shares at the time of sale, whichever is less.
  CLASS Y SHARES: No initial or contingent deferred sales charge is imposed, nor are Class Y shares subject to 12b-1 distribution or service fees. Class Y shares may be purchased by participants in certain investment programs that are sponsored by PaineWebber and that may invest in PaineWebber mutual funds ("PW Programs"), when Class Y shares are purchased through that PW Program. Participation in a PW Program is subject to an advisory fee at an effective maximum annual rate of 1.5% of assets held through that PW Program. This account charge is not included in the table because investors who are not PW Program participants also are permitted to purchase Class Y shares.

12b-1 distribution fees are asset-based sales charges. Long-term Class B and Class C shareholders may pay more in direct and indirect sales charges (including 12b-1 distribution fees) than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. 12b-1 fees have two components, as follows:

                                                                                  CLASS A      CLASS B      CLASS C      CLASS Y
                                                                                -----------  -----------  -----------  -----------
12b-1 service fees............................................................        0.25%        0.25%        0.25%        None
12b-1 distribution fees.......................................................        0.00%        0.75%        0.75%(1)       None

---------

(1)  0.50% for Conservative Portfolio

For more information, see "Management" and "Flexible Pricing-SM-."

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                               Prospectus Page 6
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                           --------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                                 EXPENSE TABLE
                                  (Continued)

--------------------------------------------------------------------------------

The following table shows the expense ratios applicable to Class Y shareholders of each Underlying Fund, based on operating expenses for its last fiscal year ended before August 31, 1998 (except for High Income Fund and Investment Grade Income Fund, for which the expense ratios are based on the last reporting period ended May 31, 1998, because no Class Y shares were outstanding during their last fiscal years). The Portfolios invest only in Class Y shares of the Underlying Funds and, accordingly, pay no sales load or 12b-1 service or distribution fees in connection with these investments. The Portfolios, however, indirectly bear their pro rata share of the operating expenses applicable to Class Y shareholders of the Underlying Funds. As a result, the investment returns of each Portfolio will reflect the operating expenses of the Underlying Funds that it holds.

                                                                                                       EXPENSE RATIO OF
                                                                                                     CLASS Y SHARES OF THE
                                                                                                    UNDERLYING FUNDS (AS A
                                                                                                   PERCENTAGE OF AVERAGE NET
UNDERLYING PAINEWEBBER FUND                                                                                 ASSETS)
----------------------------------------------------------------------------------------------  -------------------------------
PAINEWEBBER GLOBAL FUNDS
  PaineWebber Global Equity Fund..............................................................                  1.10%
  PaineWebber Global Income Fund..............................................................                  0.94%
PAINEWEBBER STOCK FUNDS
  PaineWebber Growth Fund.....................................................................                  1.00%
  PaineWebber Growth and Income Fund..........................................................                  0.88%
  PaineWebber Small Cap Fund..................................................................                  1.39%
PAINEWEBBER BOND FUNDS
  PaineWebber High Income Fund................................................................                  0.64%
  PaineWebber Investment Grade Income Fund....................................................                  0.61%
  PaineWebber Low Duration U.S. Government Income Fund........................................                  0.86%
  PaineWebber U.S. Government Income Fund.....................................................                  0.67%
PAINEWEBBER MONEY MARKET FUND
  PaineWebber Cashfund(1).....................................................................                  0.56%

---------

(1) PaineWebber Cashfund offers only one class of shares but does not charge any sales load or 12b-1 service or distribution fees.

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                               Prospectus Page 7
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                           --------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                                 EXPENSE TABLE
                                  (Continued)

--------------------------------------------------------------------------------

The following table shows the expense ratios of each Portfolio (after waivers and reimbursements) and those of the Class Y shares of the Underlying Funds, based on a weighted average of the Class Y expense ratios of the Underlying Funds in which that Portfolio currently expects to invest during the current fiscal year. These expense ratios may be higher or lower depending on the actual allocation of a Portfolio's assets among the Underlying Funds and the expenses actually incurred by those Underlying Funds.

                                                                                             AGGREGATE ESTIMATED EXPENSE RATIO
                                                                                                OF THE PORTFOLIOS INCLUDING
                                                                                                         INDIRECT
                                                                                             EXPENSES OF CLASS Y SHARES OF THE
                                                                                                  UNDERLYING FUNDS (AS A
MITCHELL HUTCHINS PORTFOLIO                                                                  PERCENTAGE OF AVERAGE NET ASSETS)
-------------------------------------------------------------------------------------------  ---------------------------------
AGGRESSIVE PORTFOLIO
  Class A..................................................................................                   1.29%
  Class B..................................................................................                   2.04%
  Class C..................................................................................                   2.04%
  Class Y..................................................................................                   1.04%
MODERATE PORTFOLIO
  Class A..................................................................................                   1.15%
  Class B..................................................................................                   1.90%
  Class C..................................................................................                   1.90%
  Class Y..................................................................................                   0.90%
CONSERVATIVE PORTFOLIO
  Class A..................................................................................                   1.04%
  Class B..................................................................................                   1.79%
  Class C..................................................................................                   1.54%
  Class Y..................................................................................                   0.79%

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                           --------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                                 EXPENSE TABLE
                                  (Continued)

--------------------------------------------------------------------------------

EXAMPLES OF EFFECT OF FUND EXPENSES

The following examples should assist investors in understanding various costs and expenses they incur as shareholders of a Portfolio. These expenses reflect the aggregate estimated expense ratio of each Portfolio (net of any waivers and reimbursements), which includes the indirect estimated expenses of the Underlying Funds. The assumed 5% annual return shown in the examples is required by regulations of the SEC applicable to all mutual funds. THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES OF A PORTFOLIO MAY BE MORE OR LESS THAN THOSE SHOWN.

An investor would pay the following expenses, directly or indirectly, on a $1,000 investment in a Portfolio, assuming a 5% annual return:

AGGRESSIVE PORTFOLIO
EXAMPLE                                                                                  1 YEAR       3 YEARS
-------------------------------------------------------------------------------------  -----------  -----------
Class A..............................................................................   $      58    $      84
Class B (Assuming sale of all shares at end of period)...............................   $      71    $      94
Class B (Assuming no sale of shares).................................................   $      21    $      64
Class C (Assuming sale of all shares at end of period)...............................   $      31    $      64
Class C (Assuming no sale of shares).................................................   $      21    $      64
Class Y..............................................................................   $      11    $      33


MODERATE PORTFOLIO
EXAMPLE                                                                                  1 YEAR       3 YEARS
-------------------------------------------------------------------------------------  -----------  -----------
Class A..............................................................................   $      56    $      80
Class B (Assuming sale of all shares at end of period)...............................   $      69    $      90
Class B (Assuming no sale of shares).................................................   $      19    $      60
Class C (Assuming sale of all shares at end of period)...............................   $      30    $      60
Class C (Assuming no sale of shares).................................................   $      19    $      60
Class Y..............................................................................   $       9    $      29

CONSERVATIVE PORTFOLIO
EXAMPLE                                                                                  1 YEAR       3 YEARS
-------------------------------------------------------------------------------------  -----------  -----------
Class A..............................................................................   $      50    $      72
Class B (Assuming sale of all shares at end of period)...............................   $      68    $      86
Class B (Assuming no sale of shares).................................................   $      18    $      56
Class C (Assuming sale of all shares at end of period)...............................   $      26    $      49
Class C (Assuming no sale of shares).................................................   $      16    $      49
Class Y..............................................................................   $       8    $      25

ASSUMPTIONS MADE IN THE EXAMPLES

- ALL CLASSES: Fee waivers and expense reimbursements to continue; reinvestment of all dividends and other distributions; allocation of each Portfolio's assets among the Underlying Funds; and percentage amounts listed under "Annual Fund Operating Expenses" remain the same for the years shown.

- CLASS A SHARES: Deduction of the maximum 4.5% (4.0% for Conservative Portfolio) initial sales charge at the time of purchase.

- CLASS B SHARES: Deduction of the maximum applicable contingent deferred sales charge at the time of sale, which declines over a period of six years.

- CLASS C SHARES: Deduction of a 1% (0.75% for Conservative Portfolio) contingent deferred sales charge for sales of shares within one year of purchase.

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                               Prospectus Page 9
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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

The following tables provide investors with data and ratios for one Class A, Class B, Class C and Class Y share of the Portfolio indicated for the period shown. This information is supplemented by the financial statements and accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Portfolios' Annual Report to Shareholders for the period ended May 31, 1998 and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the financial information in the tables below have been audited by Ernst & Young LLP. Further information about the Portfolios' performance is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-647-1568.

AGGRESSIVE PORTFOLIO

                                                         FOR THE PERIOD FEBRUARY 24, 1998+
                                                               THROUGH MAY 31, 1998
                                                 -------------------------------------------------
                                                 CLASS A      CLASS B       CLASS C       CLASS Y
                                                 -------     ---------     ---------     ---------
Net asset value, beginning of period.........    $ 12.50     $   12.50     $   12.50     $   12.50
                                                 -------     ---------     ---------     ---------
Net investment income........................       0.03          0.01          0.01          0.05
Net realized and unrealized gains from
  investments................................       0.45          0.45          0.45          0.44
                                                 -------     ---------     ---------     ---------
Total increase from investment operations....       0.48          0.46          0.46          0.49
                                                 -------     ---------     ---------     ---------
Net asset value, end of period...............    $ 12.98     $   12.96     $   12.96     $   12.99
                                                 -------     ---------     ---------     ---------
                                                 -------     ---------     ---------     ---------
Total investment return(1)...................       3.84%         3.68%         3.68%         3.92%
                                                 -------     ---------     ---------     ---------
                                                 -------     ---------     ---------     ---------

Ratios/Supplemental Data:
Net assets, end of period (000's)............    $ 1,622     $   1,440     $   2,048     $      10
Expenses to average net assets, net of
  waivers and reimbursements from adviser....       0.25%*        1.00%*        1.00%*        0.00%*
Expenses to average net assets, before
  waivers and reimbursements from adviser....       3.98%*        4.80%*        4.55%*        3.76%*
Net investment income to average net assets,
  net of waivers and reimbursements from
  adviser....................................       1.49%*        0.70%*        0.69%*        1.57%*
Net investment loss to average net assets,
  before waivers and reimbursements from
  adviser....................................      (2.24)%*      (3.10)%*      (2.86)%*      (2.19)%*
Portfolio turnover rate......................          6%          % 6           % 6           % 6

---------

+   Commencement of operations.

*   Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include sales charges; results for Class A, Class B and Class C would be lower if sales charges were included. Total investment return for the period has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 10

--------------------------------------------------------------------------------
                           --------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

MODERATE PORTFOLIO

                                                          FOR THE PERIOD FEBRUARY 24, 1998+
                                                                THROUGH MAY 31, 1998
                                                 ---------------------------------------------------
                                                  CLASS A       CLASS B       CLASS C       CLASS Y
                                                 ---------     ---------     ---------     ---------
Net asset value, beginning of period.........    $   12.50     $   12.50     $   12.50     $   12.50
                                                 ---------     ---------     ---------     ---------
Net investment income........................         0.06          0.04          0.04          0.09
Net realized and unrealized gains from
  investments................................         0.37          0.36          0.36          0.35
                                                 ---------     ---------     ---------     ---------
Total increase from investment operations....         0.43          0.40          0.40          0.44
                                                 ---------     ---------     ---------     ---------
Net asset value, end of period...............    $   12.93     $   12.90     $   12.90     $   12.94
                                                 ---------     ---------     ---------     ---------
                                                 ---------     ---------     ---------     ---------
Total investment return(1)...................         3.44%         3.20%         3.20%         3.52%
                                                 ---------     ---------     ---------     ---------
                                                 ---------     ---------     ---------     ---------

Ratios/Supplemental Data:
Net assets, end of period (000's)............    $   1,676     $   2,956     $   2,801     $      12
Expenses to average net assets, net of
  waivers and reimbursements from adviser....         0.25%*        1.00%*        1.00%*        0.00%*
Expenses to average net assets, before
  waivers and reimbursements from adviser....         2.78%*        3.57%*        3.29%*        2.59%*
Net investment income to average net assets,
  net of waivers and reimbursements from
  adviser....................................         2.63%*        1.87%*        1.92%*        2.76%*
Net investment income (loss) to average net
  assets, before waivers and reimbursements
  from adviser...............................         0.10%*       (0.70)%*      (0.37)%*       0.17%*
Portfolio turnover rate......................          %13           %13           %13           %13

---------

+   Commencement of operations.

*   Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include sales charges; results for Class A, Class B and Class C would be lower if sales charges were included. Total investment return for the period has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 11

--------------------------------------------------------------------------------
                           --------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                              FINANCIAL HIGHLIGHTS
                                  (Continued)

--------------------------------------------------------------------------------

CONSERVATIVE PORTFOLIO

                                                          FOR THE PERIOD FEBRUARY 24, 1998+
                                                                THROUGH MAY 31, 1998
                                                 ---------------------------------------------------
                                                  CLASS A       CLASS B       CLASS C       CLASS Y
                                                 ---------     ---------     ---------     ---------
Net asset value, beginning of period.........    $   12.50     $   12.50     $   12.50     $   12.50
                                                 ---------     ---------     ---------     ---------
Net investment income........................         0.10          0.07          0.08          0.16
Net realized and unrealized gains from
  investments................................         0.21          0.22          0.22          0.16
                                                 ---------     ---------     ---------     ---------
Total increase in net asset value from
  operations.................................         0.31          0.29          0.30          0.32
                                                 ---------     ---------     ---------     ---------
Net asset value, end of period...............    $   12.81     $   12.79     $   12.80     $   12.82
                                                 ---------     ---------     ---------     ---------
                                                 ---------     ---------     ---------     ---------
Total investment return(1)...................         2.48%         2.32%         2.40%         2.56%
                                                 ---------     ---------     ---------     ---------
                                                 ---------     ---------     ---------     ---------

Ratios/Supplemental Data:
Net assets, end of period (000's)............    $     519     $   1,667     $     485     $       5
Expenses to average net assets, net of
  waivers and reimbursements from adviser....         0.25%*        1.00%*        0.75%*        0.00%*
Expenses to average net assets, before
  waivers and reimbursements from adviser....         6.43%*        7.13%*        6.99%*        6.19%*
Net investment income to average net assets,
  net of waivers and reimbursements from
  adviser....................................         4.66%*        3.92%*        4.23%*        4.75%*
Net investment loss to average net assets,
  before waivers and reimbursements from
  adviser....................................        (1.52)%*      (2.21)%*      (2.00)%*      (1.43)%*
Portfolio turnover rate......................          %11           %11           %11           %11

---------

+   Commencement of operations.

*   Annualized.

(1) Total investment return is calculated assuming a $1,000 investment on the first day of the period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates and a sale at net asset value on the last day of the period reported. The figures do not include sales charges; results for Class A, Class B and Class C would be lower if sales charges were included. Total investment return for the period has not been annualized.

--------------------------------------------------------------------------------
                               Prospectus Page 12

--------------------------------------------------------------------------------
                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                        INVESTMENT OBJECTIVES & POLICIES

--------------------------------------------------------------------------------

The investment objectives of the Portfolios may not be changed without shareholder approval. Each Portfolio seeks to achieve its investment objective by investing within specified ranges among certain Underlying Funds. Each Portfolio seeks to maintain different allocations between Underlying Funds that are equity funds and Underlying Funds that are bond funds (including a money market fund), depending on its investment objective.

Mitchell Hutchins allocates investments for each Portfolio among Underlying Funds based on Mitchell Hutchins' outlook for the economy, financial markets and the relative performance of the Underlying Funds. Based on Mitchell Hutchins' recommendations, the board of trustees ("board") of the Portfolios has established investment ranges that designate minimum and maximum percentages for the allocation of each Portfolio's investable assets between equity funds and bond funds and for the percentage of the Portfolio's assets that may be invested in a particular Underlying Fund.

The table below sets forth for each Portfolio the equity fund/bond fund allocation targets and the permissible investment ranges for the Underlying Funds.

                                                                                      AGGRESSIVE    MODERATE    CONSERVATIVE
UNDERLYING FUND                                                                        PORTFOLIO    PORTFOLIO    PORTFOLIO
------------------------------------------------------------------------------------  -----------  -----------  -----------
EQUITY FUND/BOND FUND TARGET*.......................................................       80/20%       60/40%      20/80%

EQUITY FUNDS
  PaineWebber Global Equity Fund....................................................       0%-30%       0%-20%          0%
  PaineWebber Growth Fund...........................................................       0%-10%       0%-20%          0%
  PaineWebber Growth and Income Fund................................................      20%-40%      20%-40%     10%-30%
  PaineWebber Small Cap Fund........................................................      20%-40%       0%-20%          0%

BOND FUNDS
  PaineWebber Global Income Fund....................................................       0%-10%       0%-20%      5%-15%
  PaineWebber High Income Fund......................................................       0%-20%       0%-10%          0%
  PaineWebber Investment Grade Income Fund..........................................       0%-10%       0%-20%      0%-20%
  PaineWebber Low Duration U.S. Government Income Fund..............................           0%       0%-10%     20%-40%
  PaineWebber U.S. Government Income Fund...........................................           0%       0%-20%     20%-40%
PAINEWEBBER CASHFUND................................................................       0%-20%       0%-20%      0%-20%

---------

* Each Portfolio may deviate from its equity fund/bond fund targets within ranges of ten percent above or below the relevant target percentages.

The Underlying Funds represent a broad spectrum of investments. The equity/bond ranges and the investment ranges are based on the degree to which Mitchell Hutchins expects the selected Underlying Funds, in combination, to be appropriate for a Portfolio's particular investment objective. If appreciation or depreciation in the value of an Underlying Fund's shares causes the percentage of a Portfolio's assets invested in that Underlying Fund or the Portfolio's equity fund/bond fund target to exceed or be less than the applicable investment range, Mitchell Hutchins will consider whether to reallocate the assets of the Portfolio, but is not required to do so. The Underlying Funds in which each Portfolio may invest, the equity fund/bond fund targets and ranges and the investment ranges applicable to each Underlying Fund may be changed by the Portfolios' board without shareholder approval.

Each Portfolio maintains cash reserves for meeting redemptions, expenses and in connection with making new investments. The Portfolios may invest these cash reserves in Cashfund or may invest directly in short-term U.S. government securities, high grade short-term commercial paper and repurchase agreements. When Mitchell Hutchins believes that unusual market or economic conditions warrant a temporary defensive posture, each Portfolio may invest up to 100% of its total assets in these securities or in Cashfund.

--------------------------------------------------------------------------------
                               Prospectus Page 13

--------------------------------------------------------------------------------
                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

INVESTMENT OBJECTIVES AND POLICIES OF UNDERLYING FUNDS

The following is a concise description of the investment objectives and policies of the Underlying Funds in which the Portfolios may invest. As with any mutual fund, there is no assurance that any Underlying Fund will achieve its investment objective. The Statement of Additional Information includes more information about the investment policies of the Underlying Funds. Those policies also are described more fully in the prospectus of each Underlying Fund. No offer is made in this Prospectus of shares of any Underlying Fund.

GLOBAL EQUITY FUND

Global Equity Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this goal by investing primarily in equity securities issued by companies in foreign countries, as well as in the United States. The Fund normally invests in at least three countries, one of which is typically the United States. Under normal circumstances, Global Equity Fund invests at least 80% of its total assets in securities of issuers in the United States and countries represented in the Morgan Stanley Capital International Europe, Australia and Far East Index ("EAFE Index"). The EAFE Index is a well known index that reflects most major equity markets outside the United States. The Fund may invest up to 20% of its total assets in securities of issuers located in other countries (for example, Canada) and in emerging markets. The Fund may invest up to 35% of its total assets in investment grade bonds that are issued by corporate or governmental entities and that have maturities no longer than seven years. The Fund may invest up to 10% of its net assets in convertible securities rated below investment grade. The Fund may assume a temporary defensive position by investing all or a significant portion of its assets in securities of U.S. and Canadian issuers or by holding cash or short-term money market investments.

Mitchell Hutchins is responsible for allocating Global Equity Fund's investments between U.S. and foreign securities markets and for the management of the Fund's U.S. investments. The Fund's foreign investments are managed by Invista Capital Management, Inc. under a sub-advisory contract.

GLOBAL INCOME FUND

Global Income Fund's primary investment objective is high current income consistent with prudent investment risk; capital appreciation is a secondary objective. The Fund seeks to achieve these objectives by investing principally in high-quality bonds issued or guaranteed by foreign governments, by the U.S. government, by their respective agencies or instrumentalities or by supranational organizations, or issued by U.S. or foreign companies. The Fund's portfolio consists primarily of bonds rated within one of the two highest grades assigned by a nationally recognized rating agency or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Normally, at least 65% of the Fund's total assets consist of high-quality bonds (and receivables from the sale of such bonds), denominated in foreign currencies or U.S. dollars, of issuers located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Fund's assets normally are invested in securities of issuers located in any one country other than the United States. Up to 5% of the Fund's total assets may be invested in bonds convertible into equity securities. At least 65% of the Fund's total assets normally are invested in income producing securities.

Global Income Fund may invest up to 35% of its total assets in bonds rated below the two highest grades assigned by a rating agency. Except as noted below, these bonds must be at least investment grade. Within this 35% limitation, the Fund may invest up to 20% of its total assets in bonds rated below investment grade. Many emerging market bonds are not investment grade. The Fund's total investments in emerging market bonds may exceed 20%, however, if it also invests in emerging market bonds with investment grade ratings.

Global Income Fund is a non-diversified fund as defined in the Investment Company Act of 1940 ("1940 Act") and is subject to greater risk than funds that have a broader range of investments.

GROWTH FUND

Growth Fund's investment objective is long-term capital appreciation. The Fund seeks to achieve this objective by investing primarily in equity securities issued by companies believed by Mitchell Hutchins to have substantial potential for capital growth. Under normal circumstances, the Fund invests at least 65% of its total assets in equity securities. The Fund may invest up to 35% of its total assets in U.S. government bonds and in corporate bonds (including up to 10% in bonds and convertible securities rated below investment grade). Up to 25% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market.

--------------------------------------------------------------------------------
                               Prospectus Page 14

--------------------------------------------------------------------------------
                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

GROWTH AND INCOME FUND

Growth and Income Fund's investment objective is current income and capital growth. The Fund seeks to achieve this objective by investing primarily in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth. Normally, the Fund invests at least 65% of its total assets in these equity securities. The Fund may invest up to 35% of its total assets in equity securities not meeting these selection criteria, as well as in U.S. government bonds, corporate bonds and money market instruments, including up to 10% in convertible bonds rated below investment grade. Up to 25% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

SMALL CAP FUND

Small Cap Fund's investment objective is long-term capital appreciation. Under normal circumstances, at least 65% of its total assets are invested in equity securities of small cap companies, which are defined as companies having market capitalizations of up to $1 billion. The Fund may invest up to 35% of its total assets in equity securities of companies that are larger than small cap companies, as well as in U.S. government bonds, corporate bonds and money market instruments, including up to 10% of total assets in convertible bonds rated below investment grade. Up to 25% of the Fund's total assets may be invested in U.S. dollar-denominated equity securities of foreign issuers traded on recognized U.S. exchanges or in the U.S. OTC market.

HIGH INCOME FUND

High Income Fund's investment objective is to provide high income. The Fund normally invests at least 65% of its total assets in high yield, high risk, income-producing corporate bonds that, at the time of purchase, are rated B or better by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), are comparably rated by another rating agency or, if unrated, are considered to be of comparable quality by Mitchell Hutchins. The Fund may include in this 65% of its total assets any equity securities (including common stocks and rights and warrants for equity securities) that are attached to corporate bonds or are part of a unit including corporate bonds, so long as the corporate bonds meet these requirements. The Fund also may invest up to 35% of its total assets in (1) bonds that are rated below B (and rated as low as D by S&P or C by Moody's) or comparable unrated bonds (2) U.S. government bonds, (3) equity securities and (4) money market instruments, including repurchase agreements. Up to 25% of the Fund's total assets may be invested in bonds and equity securities that are not paying current income. Up to 35% of the Fund's net assets may be invested in securities of foreign issuers. However, no more than 10% of the Fund's net assets may be invested in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar.

INVESTMENT GRADE INCOME FUND

Investment Grade Income Fund's objective is to provide high current income consistent with the preservation of capital and liquidity. The Fund normally invests at least 65% of its total assets in U.S. government and investment grade corporate bonds (including mortgage-backed securities). The Fund also may invest up to 35% of its total assets in the following: (1) corporate bonds that are rated below investment grade, (2) preferred stocks, (3) convertible securities,
(4) asset-backed securities other than mortgage-backed securities, (5) commercial paper or variable amount master notes whose issuers, at the time the security is purchased by the Fund, have outstanding either long-term bonds that are rated investment grade by S&P or Moody's or commercial paper rated in the highest rating category by S&P or Moody's and (6) other money market instruments, including repurchase agreements.

Investment Grade Income Fund may invest in mortgage-backed securities only if they are issued or guaranteed by the U.S. government or if, at the time of purchase, they are investment grade. The Fund may invest in other asset-backed securities only if, at the time of purchase, they are rated in one of the two highest rating categories by S&P or Moody's. The Fund may invest no more than 10% of its total assets in interest-only and principal-only classes of mortgage-backed securities.

Up to 20% of Investment Grade Income Fund's net assets may be invested in certain foreign securities. These are: (1) U.S. dollar-denominated securities of foreign issuers or of foreign branches of U.S. banks that are traded in the U.S. securities markets and (2) securities that are U.S. dollar-denominated but whose value is linked to the value of foreign currencies.

U.S. GOVERNMENT INCOME FUND AND LOW DURATION U.S. GOVERNMENT INCOME FUND ("LOW DURATION INCOME FUND")

U.S. Government Income Fund's investment objective is to provide high income consistent with the preservation of capital and liquidity. Low Duration Income Fund's investment objective is to achieve the highest level of income consistent with the preservation of capital and low volatility of net asset value.

Low Duration Income Fund seeks to limit (but not eliminate) the volatility of net asset value by normally

--------------------------------------------------------------------------------
                               Prospectus Page 15

--------------------------------------------------------------------------------
                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

maintaining an overall portfolio duration between 1 to 3 years. U.S. Government Income Fund has no fixed portfolio duration policy. "Duration" is a measure of the expected life of a fixed income security on a present value basis.

Each Fund normally invests at least 65% of its total assets in U.S. government bonds (including mortgage-backed securities) and repurchase agreements with respect to them. Each Fund also may invest up to 35% of its total assets in privately issued mortgage-backed and asset-backed securities that, at the time of purchase, are rated in the highest rating category by a nationally recognized rating agency, such as S&P or Moody's, or if unrated, are considered to be of comparable quality by Mitchell Hutchins or, for Low Duration Income Fund, its sub-adviser, Pacific Investment Management Company ("PIMCO").

Each Fund has a fundamental policy of normally concentrating at least 25% of its total assets in U.S. government and privately issued mortgage- and asset-backed securities. This policy has the effect of increasing each Fund's exposure to the risks of these securities and might cause the Fund's net asset value to fluctuate more than otherwise would be the case. Some types of mortgage- and asset-backed securities, including "interest only," "principal-only" and inverse floating rate classes of these securities, can be extremely volatile and may become illiquid. Low Duration Income Fund does not invest in these classes of mortgage-backed securities.

CASHFUND

Cashfund's investment objective is to provide current income, stability of principal and high liquidity. The Fund invests exclusively in high quality money market instruments having or deemed to have remaining maturities of 13 months or less. These instruments include (1) U.S. government securities, (2) obligations of U.S. and foreign banks, (3) commercial paper and other short-term obligations of U.S. and foreign companies, governments and similar entities, including variable and floating rate securities and participation interests and (4) repurchase agreements involving any of the foregoing. Shares of Cashfund are not insured or guaranteed by the U.S. government.

--------------------------------------------------------------------------------

                        INVESTMENT PHILOSOPHY & PROCESS

--------------------------------------------------------------------------------

Mitchell Hutchins' team of three Chief Investment Officers ("Team") employs a two-step approach to allocating each Portfolio's investments among the Underlying Funds.

First, in accordance with each Portfolio's current equity fund/bond fund target, the Team allocates the Portfolio's assets among five basic asset categories of the Underlying Funds:

- U.S. equity;

- global equity;

- U.S. bond;

- global bond; and

- money market (the Portfolios may invest in a money market fund or directly in money market instruments).

When the Team's analysis indicates that a different allocation is more likely to achieve a Portfolio's goals, the Portfolio may deviate from its target allocations within the established investment ranges for equity and bond securities. The Team bases its category allocation decisions in part on Mitchell Hutchins' quantitative models, which include an analysis of the following factors:

- price-to-earnings ratios,

- inflation rates,

- real interest rates and

- the yield curves in the United States and overseas.

Analysis of these variables generates estimated returns of equities in the four major stock markets (the United States, the United Kingdom, Germany and Japan) that represent in excess of 70% of global market capitalization, the estimated changes of bond yields in the U. S. bond market and global bond markets, and the estimated spreads between these yields.

Second, after deciding the appropriate asset category allocation for each Portfolio, the Team allocates each Portfolio's investments among the Underlying Funds within each of the five asset categories. For example, in making a decision to allocate investments among the Underlying Funds that invest in U.S. bonds, the Team

--------------------------------------------------------------------------------
                               Prospectus Page 16

--------------------------------------------------------------------------------
                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

evaluates relevant factors including the outlook for the direction of interest rates, the duration of the relevant Underlying Funds' portfolios and yield differentials among sectors of the bond markets. Similarly, the Team may consider factors such as the relative valuations of different sectors of the equity market (for example, large capitalization or small capitalization) and the risks of the different sectors when deciding the appropriate allocation among U.S. equity funds.

In addition to using quantitative analysis, Team members may rely on their own judgment, as well as the judgment of the Underlying Funds' portfolio managers, when making investment decisions. The Team will consider reallocating Portfolio investments at least quarterly, but may change allocations more frequently if market conditions warrant.

--------------------------------------------------------------------------------

                                  PERFORMANCE

--------------------------------------------------------------------------------

The following tables show total returns for each Portfolio for its initial fiscal period (February 24, 1998 to May 31, 1998) of each class of shares before and after deducting the maximum sales charges. Past results are not a guarantee of future results.

TOTAL RETURN
LIFE (2/24/98 - 5/31/98)

                                                                                      CLASS A    CLASS B    CLASS C    CLASS Y
                                                                                      SHARES     SHARES     SHARES     SHARES
                                                                                     ---------  ---------  ---------  ---------

AGGRESSIVE PORTFOLIO
  Before deducting maximum sales charges...........................................       3.84%      3.68%      3.68%      3.92%
  After deducting maximum sales charges............................................      (0.84)%     (1.32)%      2.68%      3.92%
MODERATE PORTFOLIO
  Before deducting maximum sales charges...........................................       3.44%      3.20%      3.20%      3.52%
  After deducting maximum sales charges............................................      (1.22)%     (1.80)%      2.20%      3.52%
CONSERVATIVE PORTFOLIO
  Before deducting maximum sales charges...........................................       2.48%      2.32%      2.40%      2.56%
  After deducting maximum sales charges............................................      (2.14)%     (2.68)%      1.65%      2.56%

PERFORMANCE OF UNDERLYING FUNDS

The following table shows the average annual total returns of each Underlying Fund (other than Cashfund) for the most recent one-, five- and ten-year periods (or since inception if shorter). The performance information reflects both standardized and non-standardized returns. These terms are defined below in "Performance Information" in this section. Standardized returns are shown net of the maximum applicable initial and contingent deferred sales charges and other distribution-related expenses and service fees. Non-standardized returns do not reflect maximum applicable sales charges and thus are higher than standardized returns.
The Portfolios invest in Class Y shares of the Underlying Funds (other than Cashfund), which are not subject to sales charges and distribution-related expenses and service fees. However, Class A, B or C shares of the Portfolios are subject to these sales charges and expenses, all of which will reduce the returns to an investor.

For the Underlying Funds that invest predominantly in bonds, 30-day yield is also given. For Cashfund, yield and effective yield are shown in a footnote.

--------------------------------------------------------------------------------
                               Prospectus Page 17

--------------------------------------------------------------------------------
                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                        PERFORMANCE OF UNDERLYING FUNDS

                                                                                        AVERAGE ANNUAL TOTAL RETURNS
                                           ASSETS OF ALL                                       THROUGH 8/31/98
                                           CLASSES AS OF      INCEPTION               ---------------------------------
UNDERLYING FUND                           8/31/98 ($000'S)      DATE       CLASS(1)   ONE YEAR   FIVE YEARS   TEN YEARS
----------------------------------------  ----------------   -----------   --------   --------   ----------   ---------
EQUITY FUNDS
  PaineWebber Global Equity Fund........     $ 380,690        11/14/91(3)     A
    Standardized Return.................                                              (10.44)%      6.75%        8.24%(3)
    Non-Standardized Return.............                                               (6.22)       7.75         8.98(3)
  PaineWebber Growth Fund...............       319,500        03/18/85        A
    Standardized Return.................                                               (1.27)       9.05        13.23
    Non-Standardized Return.............                                                 3.37      10.06        13.75
  PaineWebber Growth and Income Fund....     1,238,731        12/20/83        A
    Standardized Return.................                                               (7.85)      12.63        12.22
    Non-Standardized Return.............                                               (3.51)      13.67        12.74
  PaineWebber Small Cap Fund............       107,276        02/01/93(3)     B
    Standardized Return.................                                              (23.70)       5.39         5.69(3)
    Non-Standardized Return.............                                              (20.05)       5.70         5.83(3)
BOND FUNDS
  PaineWebber Global Income Fund........       482,116        03/20/87        B
    Standardized Return.................                                                 2.14       4.41         7.92
    Non-Standardized Return.............                                                 7.14       4.72         7.92
  PaineWebber High Income Fund..........       532,630        08/31/84        A
    Standardized Return.................                                               (6.32)       4.43         9.13
    Non-Standardized Return.............                                               (2.37)       5.29         9.57
  PaineWebber Investment Grade Income
   Fund.................................       291,908        08/31/84        A
    Standardized Return.................                                                 5.76       5.83         9.15
    Non-Standardized Return.............                                                10.14       6.70         9.59
  PaineWebber Low Duration U.S.
   Government Income Fund...............       149,664        05/03/93(3)     C
    Standardized Return.................                                                 5.79       4.21         4.18(3)
    Non-Standardized Return.............                                                 6.54       4.21         4.18(3)
  PaineWebber U.S. Government Income
   Fund.................................       341,802        08/31/84        A
    Standardized Return.................                                                 6.44       3.20         6.87
    Non-Standardized Return.............                                                10.94       4.05         7.30

                                            30-DAY
                                           YIELD FOR
                                            PERIOD
                                             ENDED
UNDERLYING FUND                           8/31/98(2)
----------------------------------------  -----------
EQUITY FUNDS
  PaineWebber Global Equity Fund........
    Standardized Return.................      N/A
    Non-Standardized Return.............      N/A
  PaineWebber Growth Fund...............
    Standardized Return.................      N/A
    Non-Standardized Return.............      N/A
  PaineWebber Growth and Income Fund....
    Standardized Return.................      N/A
    Non-Standardized Return.............      N/A
  PaineWebber Small Cap Fund............
    Standardized Return.................      N/A
    Non-Standardized Return.............      N/A
BOND FUNDS
  PaineWebber Global Income Fund........
    Standardized Return.................     3.71%
    Non-Standardized Return.............     3.71
  PaineWebber High Income Fund..........
    Standardized Return.................     9.80
    Non-Standardized Return.............     9.80
  PaineWebber Investment Grade Income
   Fund.................................
    Standardized Return.................     5.70
    Non-Standardized Return.............     5.70
  PaineWebber Low Duration U.S.
   Government Income Fund...............
    Standardized Return.................     4.50
    Non-Standardized Return.............     4.50
  PaineWebber U.S. Government Income
   Fund.................................
    Standardized Return.................     4.88
    Non-Standardized Return.............     4.88

---------

(1) The class outstanding for the longest period. If more than one class is outstanding for the longest period, the table shows performance for the class that represents the largest portion of the Underlying Fund's net assets.

(2) For the seven-day period ended August 31, 1998, PaineWebber Cashfund's yield was 5.11% and its effective yield was 5.24%.

(3) No class has been outstanding for ten years. The average annual return figure represents the return for the life of the longest outstanding class of the Underlying Fund.

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                               Prospectus Page 18
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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

The past performance of the Underlying Funds is not a guarantee of future results for either the Underlying Funds or the Portfolios. Further information about each Underlying Fund's performance is contained in its Annual Report to Shareholders, which may be obtained without charge by contacting the Underlying Fund, your PaineWebber investment executive or PaineWebber's correspondent firms or by calling toll-free 1-800-647-1568.

PERFORMANCE INFORMATION

The Portfolios perform a standardized computation of annualized total return and may show this return in advertisements or promotional materials. Standardized return shows the change in value of an investment in a Portfolio as a steady compound annual rate of return. Actual year-by-year returns fluctuate and may be higher or lower than standardized return. Standardized returns for Class A shares of the Portfolios reflect deduction of the Portfolios' maximum initial sales charge of 4.5% (4.0% for Conservative Portfolio) at the time of purchase, and standardized returns for the Class B and Class C shares of the Portfolios reflect deduction of the applicable contingent deferred sales charge imposed on the sale of shares held for the period. One-, five- and ten-year periods will be shown, unless the Portfolio or class has been in existence for a shorter period. If so, returns will be shown for the period since inception, known as "Life."

The Portfolios may use other total return presentations (sometimes referred to as non-standardized return) in conjunction with standardized return. These may cover the same or different periods as those used for standardized return and may include cumulative returns, average annual rates, actual year-by-year rates or any combination thereof. Non-standardized return does not reflect initial or contingent deferred sales charges and would be lower if such charges were deducted.

Moderate Portfolio and Conservative Portfolio also may advertise their yields. Yield reflects investment income net of expenses over a 30-day (or one-month) period on the Portfolio shares, expressed as an annualized percentage of the maximum offering price per share for Class A shares and net asset value per share for Class B, Class C and Class Y shares at the end of the period. Yield computations differ from other accounting methods and thus may differ from dividends actually paid or reported net income.

The Underlying Funds perform the same standardized computation of annualized total return as the Portfolios, and the Bond Funds perform the same yield computations.

As a money market fund, Cashfund may advertise its yield and effective yield based on the income earned on an investment in Cashfund over a specified seven day period. That income is then "annualized" (that is, assumed to be earned each week over a 52-week period) and shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be higher than the yield because of the compounding effect of this assumed reinvestment.

All total return and yield information reflects past performance and does not indicate future results. The investment return and principal value of shares of the Portfolios and the Underlying Funds will fluctuate. The amount investors receive when selling shares may be more or less than what they paid.

--------------------------------------------------------------------------------

                       INVESTMENTS OF THE PORTFOLIOS AND
                              THE UNDERLYING FUNDS

--------------------------------------------------------------------------------

INVESTMENTS AND RISKS OF THE PORTFOLIOS

The performance of a Portfolio will directly reflect the investment performance of the Underlying Funds it holds. As a result, the Portfolios' ability to meet their investment objectives depends both on the allocation of their assets among the various Underlying Funds and the ability of those Underlying Funds to meet their investment objectives. An investment in a Portfolio is subject to all the risks of an investment directly in the Underlying Funds it holds.

The value of the Underlying Funds' investments, and thus the net asset value of both the Underlying Funds and the Portfolios, will fluctuate in response to changes in market

--------------------------------------------------------------------------------
                               Prospectus Page 19

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

and economic conditions, as well as the financial condition and prospects of issuers in which the Underlying Funds invest.

Each Portfolio invests in a limited number of Underlying Funds and may invest more than 25% of its assets in a single Underlying Fund. As a result, the performance of a single Underlying Fund can have a significant effect on the performance of a Portfolio and the price of that Portfolio's shares.

The shareholders of a Portfolio will be subject to the risks of the securities held by and the investment techniques used for an Underlying Fund in direct proportion to the amount of assets allocated by that Portfolio to the Underlying Fund. The risks of each Underlying Fund are determined by the nature of the securities it holds and the investment techniques and strategies used by Mitchell Hutchins or a sub-adviser. Certain of these securities, investment techniques and related risks are described here. More information is available in the Statement of Additional Information and in the prospectuses of the Underlying Funds.

TYPES OF SECURITIES OF THE UNDERLYING FUNDS

EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including convertible debentures and notes and common stock purchase warrants and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.

Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Convertible securities may include debentures, notes and preferred equity securities, which are convertible into common stock of the same or a different issuer within a particular period of time at a specified price or formula. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying equity securities.

BONDS (including notes and debentures) are used by corporations and governments to borrow money from investors. The issuer pays the investors a fixed or variable rate of interest and must repay the amount borrowed at or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

U.S. GOVERNMENT BONDS include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. U.S. government bonds include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government bonds may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-sponsored entity, such as the Resolution Funding Corporation, Sallie Mae (also known as the Student Loan Marketing Association), the Federal Home Loan Banks and the Tennessee Valley Authority.

CORPORATE BONDS are bonds issued by corporations, banks, partnerships, trusts or other non-governmental entities.

MORTGAGE- AND ASSET-BACKED SECURITIES are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. Foreign mortgage-backed securities may be issued by mortgage banks and other private or governmental entities outside the United States and are supported by interests in foreign real estate. Mortgage-backed securities may be composed of one or more classes and may be structured as either pass-through securities or collateralized debt obligations.

Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

MONEY MARKET SECURITIES are high-quality, short-term instruments and include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, bank certificates of deposit, bankers' acceptances, high grade commercial paper and repurchase agreements secured by these instruments.

RISKS OF THE UNDERLYING FUNDS

Following is a discussion of the risks that are common to a number of the Underlying Funds:

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a

--------------------------------------------------------------------------------
                               Prospectus Page 20

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

company. However, their prices generally fluctuate more than other securities and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that an Underlying Fund may experience a substantial or complete loss on an individual equity investment.

BONDS--INTEREST RATE AND CREDIT RISK. Interest rate risk is the risk that interest rates will rise and bond prices will fall, lowering the value of the Underlying Fund's bond investments. Long-term bonds are generally more sensitive to interest rate changes than short-term bonds. See "Duration."

Credit risk is the risk the issuer or guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates a bond's yield, coupon interest rate payments, final maturity and call features into one measure and is one of the fundamental tools used by Mitchell Hutchins or a sub-adviser in portfolio selection and yield curve positioning for the Underlying Funds.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Duration allows Mitchell Hutchins or a sub-adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of an Underlying Fund's portfolio. For example, when the level of interest rates increases by 1%, a fixed income security having a positive duration of three years generally will decrease by approximately 3%. Thus, if Mitchell Hutchins or a sub-adviser calculates the duration of the Fund's portfolio as three years, it normally would expect the portfolio to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than expected. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of an Underlying Fund's portfolio may vary in relation to interest rates by a greater or lesser percentage than indicated by the above example.

CREDIT RATINGS; BONDS RATED BELOW INVESTMENT GRADE. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of the bond's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade bonds.

Investment grade bonds are rated in one of the four highest rating categories by a rating agency, such as S&P or Moody's, or, if unrated, are considered to be of comparable quality by Mitchell Hutchins or a sub-adviser. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Investment Grade Income Fund and High Income Fund may invest without limit in bonds with the lowest investment grade rating.

High yield, high risk bonds are rated below investment grade and are commonly referred to as "junk bonds." High Income Fund may invest its entire portfolio in these bonds. Investment Grade Income Fund may invest up to 35% of its its total assets in these bonds. High yield, high risk bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal. An Underlying Fund's investments in these lower rated bonds entail greater risk than its investments in investment grade bonds. Lower rated bonds may be more sensitive to adverse market conditions. During an economic downturn or period of rising interest rates, their issuers may experience financial stress that adversely affects their ability to pay interest and repay principal and may increase the possibility of default. Lower rated bonds are frequently unsecured by collateral and will not receive payment until more senior claims are paid in full. The market for these bonds is thinner and less active, which may limit the Underlying Funds' ability to sell them at fair value in response to changes in the economy or financial markets.

FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values

--------------------------------------------------------------------------------
                               Prospectus Page 21

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

EMERGING MARKET SECURITIES. Investing in securities issued by companies located in emerging market countries involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. The possibility of low or nonexistent trading volume in the securities of companies in emerging market countries may also result in a lack of liquidity and in price volatility. Issuers in emerging market countries typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

CURRENCY. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of an Underlying Fund's foreign investments. An Underlying Fund's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, devaluations, speculation or other political or economic developments inside and outside the United States.

Several European countries expect to adopt a single currency, the euro, effective January 1, 1999. This change may significantly impact European capital markets, and related risks may increase volatility in world capital markets. This, in turn, may impact an Underlying Fund's share price.
CURRENCY-LINKED INVESTMENTS. Some Underlying Funds may invest in securities that are indexed to specific foreign currency exchange rates. The principal amount of these securities may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. The Underlying Funds may experience loss of principal due to these adjustments.

DERIVATIVES. Some of the instruments in which the Underlying Funds may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, interest rate swaps and similar instruments. There is limited consensus as to what constitutes a "derivative" security. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins or the sub-advisers take these risks into account in their management of the Underlying Funds.

ZERO COUPON BONDS, OID AND PIK SECURITIES. Zero coupon bonds are securities that pay no periodic interest but instead are sold at a deep discount from their face value. The buyer of these bonds receives a rate of return by the gradual appreciation of the security, which results from the fact that it will be paid at face value on a specified maturity date. There are many kinds of zero coupon bonds. Some are issued in zero-coupon form, including stripped U.S. government securities issued through the U.S. Treasury. Others are created by brokerage firms that strip (separate) the coupons (unmatured interest payments) from interest-paying bonds and sell the principal and the coupons separately.

Some Underlying Funds may invest in other securities with original issue discount ("OID"), a term that means the securities are issued at a price lower than their value at maturity even though the securities also may pay cash dividends. In addition, Investment Grade Income Fund and High Income Fund may invest in payment-in-kind ("PIK") securities, a term that means interest is paid in additional securities and not in cash. OID and PIK securities also are more sensitive to changes in interest rates than securities that pay interest in cash.

TREASURY INFLATION-PROTECTION SECURITIES. The Underlying Funds may invest in Treasury Inflation-Protection Securities ("TIPS"), which are Treasury bonds on which the principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest on TIPS is payable semiannually on the adjusted principal value. The principal value of TIPS would

--------------------------------------------------------------------------------
                               Prospectus Page 22

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

decline during periods of deflation, but the principal amount payable at maturity would not be less than the original par amount. If inflation is lower than expected while a Fund holds TIPS, the Fund may earn less on the TIPS than it would on conventional Treasury bonds. Any increase in the principal value of TIPS is taxable in the year the increase occurs, even though holders do not receive cash representing the increase at that time.

SOVEREIGN DEBT AND BRADY BONDS. Sovereign debt includes bonds that are issued or guaranteed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and the Underlying Fund may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance.

Brady bonds are sovereign debt securities issued under a 1989 plan that allows emerging market countries to restructure their outstanding debt to U.S. and other banks. Although Brady Bonds are collateralized by U.S. government securities, payment of interest and repayment of principal is not guaranteed by the U.S. government.

MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-and asset-backed securities differ from those of traditional bonds. A major difference is that interest and principal payments are made more frequently (usually monthly) and that principal may be repaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting an Underlying Fund's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Underlying Fund purchased the security. The value of securities with longer effective lives generally fluctuates more widely in response to changes in interest rates than the value of securities with shorter effective lives.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. Both U.S. government and privately issued mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this prospectus as "CMOs." CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value and, in some instances, reduced liquidity of the CMO class.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest only ("IO") and principal only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and, therefore, the yield to investors, generally will be reduced. In some instances, an investor may fail to recoup all of his original investment in the IO, even if the security is government-guaranteed or is considered to be of the highest credit quality. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.

Floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

CONVERTIBLE SECURITIES. Several Underlying Funds may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to

--------------------------------------------------------------------------------
                               Prospectus Page 23

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

receive interest or dividends until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock. However, the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain Underlying Funds may invest in fixed and floating rate loans arranged through private negotiations with a U.S. or foreign borrower. These investments normally are participations in or assignments of all or a portion of loans made by banks. Participations typically will result in the Underlying Funds' having a contractual relationship only with the lender, not with the borrower. In a participation, the Underlying Fund is entitled to receive payments of principal, interest and any loan fees by the lender only when and if they are received. Also, the Underlying Fund may not directly benefit from any collateral supporting the underlying loan. As a result, the Underlying Fund assumes the credit risk of both the borrower and the lender that is selling the participation. If the lender becomes insolvent, the Underlying Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In a loan assignment, the Underlying Fund is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments on to the Underlying Fund.

COUNTERPARTIES. An Underlying Fund may be exposed to the risk of insolvency of another party with which the Underlying Fund enters into a transaction, such as a repurchase agreement or a derivative contract. To help lessen those risks, Mitchell Hutchins and the applicable sub-advisers, subject to the supervision of the respective boards, monitor and evaluate the creditworthiness of the parties with which each Underlying Fund does business.

CONCENTRATION IN MORTGAGE-BACKED SECURITIES. U.S. Government Income Fund and Low Duration Income Fund each concentrates at least 25% of its total assets in U.S. government and privately issued mortgage- and asset-backed securities. This policy has the effect of increasing each of these Underlying Fund's exposure to the risks of these securities and might cause its net asset value to fluctuate more than would otherwise be the case. Some types of mortgage-backed securities, including IOs, POs and inverse floating rate classes of these securities, can be extremely volatile and may become illiquid. Low Duration Income Fund does not invest in these classes of mortgage-backed securities.

NON-DIVERSIFIED STATUS. Global Income Fund is "non-diversified," as that term is defined in the 1940 Act. This means that it is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, that Fund may be subject to greater risk because its return and the price of its shares may be significantly affected by the market condition or market assessment of a single issuer.

YEAR 2000 RISKS. Like other mutual funds, financial and business organizations around the world, each of the Portfolios and Underlying Funds could be adversely affected if the computer systems used by Mitchell Hutchins, other service providers and entities with computer systems that are linked to Portfolio records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Issue." Mitchell Hutchins is taking steps that it believes are reasonably designed to address the Year 2000 Issue with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by each of the Portfolio's other major service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Portfolios.

Similarly, the companies in which Underlying Funds invest and trading systems used by the Underlying Funds could be adversely affected by the Year 2000 Issue. The ability of a company or trading system to respond successfully to the Year 2000 Issue requires both technological sophistication and diligence, and there can be no assurance that any steps taken will be sufficient to avoid an adverse impact.

INVESTMENT TECHNIQUES AND STRATEGIES

HEDGING AND OTHER STRATEGIES USING DERIVATIVE INSTRUMENTS. Each Underlying Fund except Cashfund may use derivative instruments, which may include options (both exchange traded and OTC), futures contracts and forward currency contracts, in strategies intended to reduce the overall risk of its investments ("hedge") or, in the case of some Underlying Funds, to enhance income or return (including reallocating exposure to different asset classes) or realize gains. Use of these derivative instruments solely to enhance income or realize gains may be considered a form of speculation. The Underlying Funds that invest substantially in bonds also may use interest rate swaps and similar contracts to preserve a return or spread on a particular investment or

--------------------------------------------------------------------------------
                               Prospectus Page 24

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

portion of their portfolios or to protect against an increase in the price of securities that the Underlying Fund anticipates purchasing at a later date. New financial products and risk management techniques continue to be developed, and may be used by an Underlying Fund if consistent with its investment objective and policies. The Statement of Additional Information contains further information on these derivative instruments and related strategies. The Underlying Funds might not use any derivative instruments or strategies, and there can be no assurance that using them will succeed. If Mitchell Hutchins or the applicable sub-adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a hedging strategy, an Underlying Fund may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

- the fact that the skills needed to implement a strategy using derivative instruments are different from those needed to select securities for the Underlying Funds;

- the possibility of imperfect correlation, or even no correlation, between price movements of derivative instruments used in hedging strategies and price movements of the securities or currencies being hedged;

- possible constraints placed on an Underlying Fund's ability to purchase or sell portfolio investments at advantageous times due to the need for the Underlying Fund to maintain "cover" or to segregate securities; and

- the possibility that an Underlying Fund is unable to close out or liquidate its hedged position.

REPURCHASE AGREEMENTS. All the Underlying Funds may use repurchase agreements and the Portfolios also may use them in investing cash reserves. Repurchase agreements are transactions in which a Portfolio or Underlying Fund purchases obligations from a bank or recognized securities dealer (or their affiliates) and simultaneously commits to resell the obligations to that counterparty, usually no more than seven days after purchase, at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Funds or Portfolios maintain custody of the underlying obligations prior to their repurchase, either through a regular custodian or through a special "tri-party" custodian or sub-custodian that maintains separate accounts for both the Fund or Portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. Repurchase agreements carry certain risks not associated with direct investments in securities, including a possible decline in the market value of the underlying obligations. Repurchase agreements involving obligations other than U.S. government securities (such as commercial paper and corporate bonds) may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty's insolvency. If the seller or guarantor becomes insolvent, the Fund or Portfolio may suffer delays, costs and possible losses in connection with the disposition of collateral. The Funds and Portfolios intend to enter into repurchase agreements only with banks and dealers in transactions believe by Mitchell Hutchins or the sub-adviser to present minimum credit risks in accordance with the guidelines established by the applicable board.

BORROWINGS, DOLLAR ROLLS AND REVERSE REPURCHASE AGREEMENTS. U.S. Government Income Fund and Low Duration Income Fund each may invest in "arbitraged" dollar roll and reverse repurchase transactions. Certain Underlying Funds may also enter into reverse repurchase agreements. In a dollar roll, the Underlying Fund sells mortgage-backed or other securities for delivery on the next regular settlement date and, simultaneously, contracts to purchase substantially identical securities for delivery on a later settlement date. In a reverse repurchase agreement, the Underlying Fund sells securities to a bank or dealer and agrees to repurchase them on demand or on a specified future date and at a specified price. In "arbitraged" transactions, the Underlying Fund maintains an offsetting position in cash or in U.S. government or investment grade bonds that mature on or before the settlement date of the related dollar roll or reverse repurchase agreement. Mitchell Hutchins believes that these "arbitraged" transactions do not present the risks that are normally associated with leverage. These Underlying Funds may invest up to 5% of their total assets in dollar rolls that are not arbitraged. These dollar rolls and reverse repurchase transactions are subject to each of these Underlying Fund's limitation on borrowings and may not exceed 33 1/3% of its total assets. Each of these Underlying Funds also may borrow for temporary or emergency purposes, but not in excess of an additional 5% of its total assets.

Each other Underlying Fund may borrow money and use reverse repurchase agreements subject to its limitation on borrowings, which varies from 10% to 33 1/3% of total assets.

Each Portfolio also may borrow money for temporary or emergency purposes in an amount not exceeding 33 1/3% of its total assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Underlying Fund may purchase securities on a "when-issued" or delayed-delivery basis. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but the Underlying Fund would not pay for such securities or start earning interest on them until they are delivered.

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                               Prospectus Page 25

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

However, when the Underlying Fund purchases securities on a when-issued or delayed-delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation.

LENDING PORTFOLIO SECURITIES. Each Underlying Fund may lend its securities to qualified broker-dealers or institutional investors in an amount up to 33 1/3% of its total assets. Lending securities enables an Underlying Fund to earn additional income but could result in a loss or delay in recovering these securities.

PORTFOLIO TURNOVER. Each Portfolio's and Underlying Fund's portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or a sub-adviser deems portfolio changes appropriate. A higher turnover rate (100% or more) for a Portfolio or Underlying Fund will involve correspondingly greater transaction costs, which will be borne directly by the Portfolio or Underlying Fund, and may increase the potential for short-term capital gains.

DEFENSIVE POSITIONS; CASH RESERVES. When Mitchell Hutchins or the applicable sub-adviser believes that unusual market or economic circumstances warrant a defensive posture, an Underlying Fund may temporarily commit all or any portion of its assets to cash or investment grade money market instruments of U.S. issuers (and foreign issuers for some Underlying Funds), including repurchase agreements. Each Underlying Fund may invest up to 35% of its total assets in cash or investment grade money market instruments of U.S. issuers (and foreign issuers for some Underlying Funds) for liquidity purposes or pending investment in other securities.

ILLIQUID SECURITIES. Each Underlying Fund may invest up to 10% or 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days, certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Underlying Funds do not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins or the sub-adviser, as applicable, has determined such securities to be liquid based upon the trading markets for the securities and under procedures approved by the Underlying Funds' boards. Investing in 144A securities could have the effect of increasing the level of illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The lack of a liquid secondary market for illiquid securities may make it more difficult for an Underlying Fund to assign a value to those securities for purposes of calculating its net asset value.

Each Portfolio may invest up to 15% of its net assets in illiquid securities, including Rule 144A securities, but intends to use this authorization only in connection with its investment of cash reserves in short-term securities.

OTHER INFORMATION. Each Underlying Fund may invest up to 10% of its total assets in the securities of other investment companies. To the extent an Underlying Fund invests in other investment companies, its shareholders, including the Portfolios, incur duplicative fees and expenses, including investment advisory fees.

--------------------------------------------------------------------------------

                              FLEXIBLE PRICING-SM-

--------------------------------------------------------------------------------

Each Portfolio offers through this Prospectus four classes of shares that differ in terms of sales charges and expenses. An eligible investor can select the class that is best suited to his or her investment needs, based upon the holding period and the amount of investment.

CLASS A SHARES

HOW PRICE IS CALCULATED: The price is the net asset value plus the initial sales charge (the maximum is 4.5% of the public offering price; 4% for Conservative Portfolio) next calculated after PaineWebber's New York City headquarters or PFPC Inc., the Portfolios' transfer agent ("Transfer Agent"), receives the purchase order. Although investors pay an initial sales charge when they buy Class A shares, the ongoing expenses for this class are lower than the ongoing expenses of Class B and Class C shares. Class A shares sales charges are calculated as follows:

--------------------------------------------------------------------------------
                               Prospectus Page 26

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

AGGRESSIVE PORTFOLIO AND MODERATE PORTFOLIO

                                                  SALES CHARGE AS        DISCOUNT TO
                                                  A PERCENTAGE OF          SELECTED
                                               ---------------------       DEALERS
                                               OFFERING   NET AMOUNT   AS PERCENTAGE OF
AMOUNT OF INVESTMENT                            PRICE      INVESTED     OFFERING PRICE
---------------------------------------------  --------   ----------   ----------------
Less than $50,000............................    4.50%       4.71%           4.25%
$50,000 to $99,999...........................    4.00        4.17            3.75
$100,000 to $249,999.........................    3.50        3.63            3.25
$250,000 to $499,999.........................    2.50        2.56            2.25
$500,000 to $999,999.........................    1.75        1.78            1.50
$1,000,000 and over(1).......................    None        None            1.00(2)

CONSERVATIVE PORTFOLIO

                                                  SALES CHARGE AS        DISCOUNT TO
                                                  A PERCENTAGE OF          SELECTED
                                               ---------------------       DEALERS
                                               OFFERING   NET AMOUNT   AS PERCENTAGE OF
AMOUNT OF INVESTMENT                            PRICE      INVESTED     OFFERING PRICE
---------------------------------------------  --------   ----------   ----------------
Less than $100,000...........................    4.00%       4.17%           3.75%
$100,000 to $249,999.........................    3.00        3.09            2.75
$250,000 to $499,999.........................    2.25        2.30            2.00
$500,000 to $999,999.........................    1.75        1.78            1.50
$1,000,000 and over(1).......................    None        None            1.00(2)

---------

(1) A contingent deferred sales charge of 1% of the shares' offering price or the net asset value at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Class A shares representing reinvestment of any dividends or other distributions are not subject to the 1% charge. Withdrawals under the Systematic Withdrawal Plan are not subject to this charge. However, investors may withdraw no more than 12% of the value of the Portfolio account under the Plan in the first year after purchase.

(2)  Mitchell Hutchins pays 1% to PaineWebber.

SALES CHARGE REDUCTIONS & WAIVERS

Investors purchasing Class A shares in more than one PaineWebber mutual fund may combine those purchases to get a reduced sales charge. Investors who already own Class A shares in one or more PaineWebber mutual funds may combine the amount they are currently purchasing with the value of such previously owned shares to qualify for a reduced sales charge. To determine the sales charge reduction in either case, please refer to the charts above.

Investors may also qualify for a lower sales charge when they combine their purchases with those of:

- their spouses, parents or children under age 21;

- their Individual Retirement Accounts (IRAs);

- certain employee benefit plans, including 401(k) plans;

- any company controlled by the investor;

- trusts created by the investor;

- Uniform Gifts to Minors Act/Uniform Transfers to Minors Act accounts created by the investor or group of individuals for the benefit of the investors' children; or

- accounts with the same adviser.

Employers who own Class A shares for one or more of their qualified retirement plans may also qualify for the reduced sales charge.

The sales charge will not apply when the investor:

- is an employee, director, trustee or officer of PaineWebber, its affiliates or any PaineWebber mutual fund;

- is the spouse, parent or child of any of the above;

- buys these shares through a PaineWebber investment executive who was formerly employed as a broker with a competing brokerage firm that was registered as a broker-dealer with the SEC; and

  - the investor was the investment executive's client at the competing brokerage firm;

  - within 90 days of buying Class A shares in a Portfolio, the investor sells shares of one or more mutual funds that (a) were principally underwritten by the competing brokerage firm or its affiliates and (b) the investor either paid a sales charge to buy those shares, paid a contingent deferred sales charge when selling them or held those shares until the contingent deferred sales charge was waived; and

--------------------------------------------------------------------------------
                               Prospectus Page 27

--------------------------------------------------------------------------------
                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

  - the amount that the investor purchases does not exceed the total amount of money the investor received from the sale of the other mutual fund;

- is a certificate holder of unit investment trusts sponsored by PaineWebber and has elected to have dividends and other distributions from that investment automatically invested in Class A shares;

- is an employer establishing an employee benefit plan qualified under section 401, including a salary reduction plan qualified under section 401(k) or section 403(b) of the Internal Revenue Code ("Code") (each a "qualified plan"). (This waiver is subject to minimum requirements, with respect to the number of employees and the amount of plan assets, established by Mitchell Hutchins. Currently, the plan must have 50 or more eligible employees and at least $1 million in assets.) For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested;

- is a participant in the PaineWebber Members Only Program-TM-. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to participating membership organizations in a total amount not to exceed 1% of the amount invested;

- is a variable annuity offered only to qualified plans. For investments made pursuant to this waiver, Mitchell Hutchins may make payments out of its own resources to PaineWebber and to the variable annuity's sponsor, adviser or distributor in a total amount not to exceed 1% of the amount invested;

- acquires Class A shares through an investment program that is not sponsored by PaineWebber or its affiliates and that charges participants a fee for program services, provided that the program sponsor has entered into a written agreement with PaineWebber permitting the sale of Class A shares at net asset value to that program. For investments made pursuant to this waiver, Mitchell Hutchins may make a payment to PaineWebber out of its own resources in an amount not to exceed 1% of the amount invested. For subsequent investments or exchanges made to implement a rebalancing feature of such an investment program, the minimum subsequent investment requirement is also waived;

- acquires Class A shares in connection with a reorganization pursuant to which a Portfolio acquires substantially all of the assets and liabilities of another investment company in exchange solely for shares of the Portfolio; or

- acquires Class A shares in connection with the disposition of proceeds from the sale of shares of Managed High Yield Plus Fund Inc. that were acquired during that Fund's initial public offering of shares and that meet certain other conditions described in its prospectus.
For more information on how to get any reduced sales charge, investors should contact their investment executive at PaineWebber or one of its correspondent firms or call 1-800-647-1568. Investors must provide satisfactory information to PaineWebber or the Portfolio if they seek any of these sales charge reductions or waivers.

CLASS B SHARES

HOW PRICE IS CALCULATED: The price is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. The ongoing expenses investors pay for Class B shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class B shares, 100% of their purchase is immediately invested.

Depending on how long they own their Portfolio investment, investors may have to pay a sales charge when they sell their Portfolio shares. This sales charge is called a "contingent deferred sales charge." The amount of the charge depends on how long the investor owned the shares. The sales charge is calculated by multiplying the offering price (net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, by the percentage shown on the following table. Investors who own shares for more than six years do not have to pay a sales charge when selling those shares.

       IF THE INVESTOR          PERCENTAGE BY WHICH THE SHARES'
    SELLS SHARES WITHIN:         NET ASSET VALUE IS MULTIPLIED
-----------------------------  ---------------------------------
1st year since purchase                            5%
2nd year since purchase                            4
3rd year since purchase                            3
4th year since purchase                            2
5th year since purchase                            2
6th year since purchase                            1
7th year since purchase                      None

CONVERSION OF CLASS B SHARES

Class B shares automatically convert to the appropriate number of Class A shares of equal dollar value after the investor has owned them for six years. Dividends and other distributions paid to the investor by the Portfolio in the form of additional Class B shares will also convert to Class A shares on a pro-rata basis. This benefits shareholders because Class A shares have lower ongoing expenses than Class B shares. If the investor has exchanged Class B shares between PaineWebber funds, the Portfolio uses the purchase date at which the initial investment was made to determine the conversion date.

--------------------------------------------------------------------------------
                               Prospectus Page 28

--------------------------------------------------------------------------------
                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

MINIMIZING THE CONTINGENT DEFERRED SALES CHARGE

When investors sell Class B shares they have owned for less than six years, the Portfolio automatically will minimize the sales charge by assuming the investors are selling:

- First, Class B shares owned through reinvested dividends and capital gain distributions; and

- Second, Class B shares held in the Portfolio the longest.

WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge will not apply to:

- sales of shares under the Portfolio's "Systematic Withdrawal Plan" (investors may withdraw annually no more than 12% of the value of the Portfolio account under the Plan);

- a distribution from an IRA, a self-employed individual retirement plan ("Keogh Plan") or a custodial account under section 403(b) of the Code (after the investor reaches age 59 1/2);

- a tax-free return of an excess IRA contribution;

- a tax-qualified retirement plan distribution following retirement; or

- Class B shares sold within one year of an investor's death if the investor owned the shares at the time of death either as the sole shareholder or with his or her spouse as a joint tenant with the right of survivorship.

Investors must provide satisfactory information to PaineWebber or the Portfolio if they seek any of these waivers.

CLASS C SHARES

HOW PRICE IS CALCULATED: The price of Class C shares is the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Investors do not pay an initial sales charge when they buy Class C shares, but the ongoing expenses of Class C shares are higher than those of Class A shares. Because investors do not pay an initial sales charge when they buy Class C shares, 100% of their purchase is immediately invested. Class C shares never convert to any other class of shares.

A contingent deferred sales charge of 1% (0.75% for Conservative Portfolio) of the offering price (net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of shares made within one year of the purchase date. Other PaineWebber mutual funds may impose a different contingent deferred sales charge on Class C shares sold within one year of the purchase date. A sale of Class C shares acquired through an exchange and held less than one year will be subject to the same contingent deferred sales charge that would have been imposed on the Class C shares of the PaineWebber mutual fund originally purchased. Class C shares representing reinvestment of any dividends or capital gain distributions will not be subject to the 1% (0.75% for Conservative Portfolio) charge. Withdrawals under the Systematic Withdrawal Plan also will not be subject to this charge. However, investors may withdraw no more than 12% of the value of the Portfolio account under the Plan in the first year after purchase.

CLASS Y SHARES

HOW PRICE IS CALCULATED. Eligible investors may purchase Class Y shares at the net asset value next calculated after PaineWebber's New York City headquarters or the Transfer Agent receives the purchase order. Because investors do not pay an initial sales charge when they buy Class Y shares, 100% of their purchase is immediately invested. No contingent deferred sales charge is imposed on Class Y shares, and the ongoing expenses for Class Y shares are lower than for the other classes because Class Y shares are not subject to rule 12b-1 distribution or service fees.

LIMITED GROUP OF INVESTORS. Only the following investors are eligible to buy Class Y shares:

- a participant in the PW Program listed below when Class Y shares are purchased through that PW Program;

- an investor who buys $10 million or more at any one time in any combination of PaineWebber mutual funds in the Flexible Pricing-SM- System; or

- a qualified plan that has either

    5,000 or more eligible employees or

    $50 million or more in assets.

PACE MULTI-ADVISOR PROGRAM. An investor who participates in PACE Multi-Advisor Program is eligible to purchase Class Y shares. The PACE Multi-Advisor Program is an advisory program sponsored by PaineWebber that provides comprehensive investment services, including investor profiling, a personalized asset allocation strategy using an appropriate combination of funds and a quarterly investment performance review. Participation in the PACE Multi-Advisor Program is subject to payment of an advisory fee at the effective maximum annual rate of 1.5% of assets. Employees of PaineWebber and its affiliates are entitled to a waiver of this fee.

Please contact your PaineWebber investment executive or PaineWebber's correspondent firms for more information concerning mutual funds that are available in the PACE Multi-Advisor Program.

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                               Prospectus Page 29

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

                               HOW TO BUY SHARES

--------------------------------------------------------------------------------

Prices are calculated for each class of a Portfolio's shares once each Business Day, at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day. A "Business Day" is any day, Monday through Friday, on which the New York Stock Exchange is open for business. Shares are purchased at the next share price calculated after the purchase order is received by PaineWebber's New York City headquarters or the Transfer Agent.

Each Portfolio and Mitchell Hutchins reserve the right to reject any purchase order and to suspend the offering of Portfolio shares for a period of time.

When placing an order to buy shares, investors should specify which class of shares they want to buy. If investors fail to specify the class, they will automatically receive Class A shares, which include an initial sales charge. Investors in Class Y shares must provide satisfactory information to PaineWebber or the Portfolio that they are eligible to purchase Class Y shares.

PAINEWEBBER CLIENTS

Investors who are PaineWebber clients may buy shares through PaineWebber investment executives or its correspondent firms. Investors may buy shares in person, by mail, by telephone or by wire (the minimum wire purchase is $1 million). PaineWebber investment executives and correspondent firms are responsible for promptly sending investors' purchase orders to PaineWebber's New York City headquarters. Investors may pay for their purchases with checks drawn on U.S. banks or with funds they have in their brokerage accounts at PaineWebber or its correspondent firms.

OTHER INVESTORS

Investors who are not PaineWebber clients may purchase Portfolio shares and set up an account through the Transfer Agent (PFPC Inc.) by completing an account application, which may be obtained by calling 1-800-647-1568. The application and check must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

New investors to PaineWebber may complete and sign an account application and mail it along with a check. Investors may also open an account in person.

Investors who already have money invested in a PaineWebber mutual fund, and want to invest in another PaineWebber mutual fund, can:

- mail an application with a check; or

- open an account by exchanging from another PaineWebber mutual fund.

Investors do not have to send an application when making additional investments in the Portfolio.

MINIMUM INVESTMENTS

To open an account....................  $   1,000
To add to an account..................       $100

A Portfolio may waive or reduce these minimums for:

- employees of PaineWebber or its affiliates;

- participants in certain pension plans, retirement accounts, unaffiliated investment programs or the Portfolio's automatic investment plan; or

- transactions in Class A and Class Y shares made in certain investment programs.

HOW TO EXCHANGE SHARES

As shareholders, investors have the privilege of exchanging Class A, Class B and Class C shares of the Portfolios for the same class of shares of most other PaineWebber mutual funds. For classes of shares where no initial sales charge is imposed, a contingent deferred sales charge may apply if the investor sells the shares acquired through the exchange. Class Y shares are not exchangeable.

Exchanges may be subject to minimum investment requirements of the fund into which exchanges are made.

- Investors who purchased their shares through an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by contacting their investment executive in person or by telephone, mail or wire.

- Investors who do not have an account with an investment executive at PaineWebber or one of its correspondent firms may exchange their shares by writing a "letter of instruction" to the Transfer Agent. The letter of instruction must include:

  - the investor's name and address;

--------------------------------------------------------------------------------
                               Prospectus Page 30

--------------------------------------------------------------------------------
                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

  - the Portfolio's name;

  - the Portfolio account number;

  - the dollar amount or number of shares to be sold; and

  - a guarantee of each registered owner's signature. A signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency or savings association which is a participant in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agent Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (MSP). Signature guarantees which are not a part of these programs will not be accepted.

The letter must be mailed to PFPC Inc., Attn: PaineWebber Mutual Funds, P.O. Box 8950, Wilmington, DE 19899.

No contingent deferred sales charge is imposed when Class B or C shares are exchanged for Class B or C shares of other PaineWebber mutual funds. A Portfolio will use the purchase date of the initial investment to determine any contingent deferred sales charge due when the acquired shares are sold. Portfolio shares may be exchanged only after the settlement date has passed and payment for the shares has been made. The exchange privilege is available only in those jurisdictions where the sale of the fund shares to be acquired is authorized. This exchange privilege may be modified or terminated at any time and, when required by SEC rules, upon 60 days' notice. See the back cover of this prospectus for a listing of other PaineWebber mutual funds.

--------------------------------------------------------------------------------

                               HOW TO SELL SHARES

--------------------------------------------------------------------------------

Investors can sell (redeem) shares at any time. Shares will be sold at the share price for that class as next calculated (less any applicable contingent deferred sales charge) after the order is received by PaineWebber's New York City headquarters or the Transfer Agent. Share prices are normally calculated at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m., Eastern time). Prices will be calculated earlier when the New York Stock Exchange closes early because trading has been halted for the day.

Investors who own more than one class of shares should specify which class they are selling. If they do not, the Portfolio will assume they are first selling their Class A shares, then Class C, then Class B and last, Class Y.

If a shareholder wants to sell shares which were purchased recently, the Portfolio may delay payment until it verifies that good payment was received. In the case of purchases by check, this can take up to 15 days.

Investors who have an account with PaineWebber or one of PaineWebber's correspondent firms can sell their shares by contacting their investment executive. Investors who do not have an account and have bought their shares through the Transfer Agent may sell shares by writing a "letter of instruction," as detailed in "How to Exchange Shares."

Because the Portfolios incur certain fixed costs in maintaining shareholder accounts, each Portfolio reserves the right to purchase back all of its shares in any shareholder account with a net asset value of less than $500. If the Portfolio elects to do so, it will notify the shareholder of the opportunity to increase the amount invested to $500 or more within 60 days of the notice. A Portfolio will not purchase back accounts that fall below $500 solely due to a reduction in net asset value per share.

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                               Prospectus Page 31

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

REINSTATEMENT PRIVILEGE

Shareholders who sell their Class A shares may reinstate their Portfolio account without a sales charge up to the dollar amount sold by purchasing the Portfolio's Class A shares within 365 days after the sale. To take advantage of this reinstatement privilege, shareholders must notify their investment executive at PaineWebber or one of its correspondent firms at the time of purchase.

--------------------------------------------------------------------------------

                                 OTHER SERVICES

--------------------------------------------------------------------------------

Investors should consult their investment executives at PaineWebber or one of its correspondent firms to learn more about the following services available with respect to the Portfolios' Class A, Class B and Class C shares:

AUTOMATIC INVESTMENT PLAN

Investing on a regular basis helps investors meet their financial goals. PaineWebber offers an Automatic Investment Plan with a minimum initial investment of $1,000 through which a Portfolio will deduct $50 or more monthly, quarterly, semiannually or annually from the investor's bank account to invest directly in the Portfolio. In addition to providing a convenient and disciplined manner of investing, participation in the Automatic Investment Plan enables the investor to use the technique of "dollar cost averaging."

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows investors to set up monthly, quarterly (March, June, September and December), semiannual (June and December) or annual (December) withdrawals from their Portfolio accounts. Minimum balances and withdrawals vary according to the class of shares:

- CLASS A AND CLASS C SHARES. Minimum value of Portfolio shares is $5,000; minimum withdrawals of $100.

- CLASS B SHARES. Minimum value of Portfolio shares is $20,000; minimum monthly, quarterly, semiannual and annual withdrawals of $200, $400, $600 and $800, respectively.

Withdrawals under the Systematic Withdrawal Plan will not be subject to a contingent deferred sales charge. An investor may withdraw no more than 12% of the value of the Portfolio account when the investor signed up for the Plan (annually for Class B shares; during the first year under the Plan for Class A and Class C shares). Shareholders who elect to receive dividends or other distributions in cash may not participate in the Plan.

INDIVIDUAL RETIREMENT ACCOUNTS

Self-directed IRAs are available through PaineWebber in which purchases of PaineWebber mutual funds and other investments may be made. Investors considering establishing an IRA should review applicable tax laws and should consult their tax advisers.

TRANSFER OF ACCOUNTS

If investors holding shares of a Portfolio in a PaineWebber brokerage account transfer their brokerage accounts to another firm, the Portfolio shares will be moved to an account with the Transfer Agent. However, if the other firm has entered into a selected dealer agreement with Mitchell Hutchins relating to the Portfolio, the shareholder may be able to hold Portfolio shares in an account with the other firm.

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                                   MANAGEMENT

--------------------------------------------------------------------------------

The Portfolios are governed by a board of trustees, which oversees their operations. Each Portfolio has appointed Mitchell Hutchins as investment adviser and administrator responsible for that Portfolio's operations (subject to the authority of the board). As investment adviser and administrator, Mitchell Hutchins supervises all aspects of each Portfolio's operations and makes and implements all investment decisions for that Portfolio.

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                               Prospectus Page 32

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

Mitchell Hutchins, located at 1285 Avenue of the Americas, New York, New York 10019, is an asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. On August 31, 1998 Mitchell Hutchins was adviser or sub-adviser of 32 investment companies with 68 separate portfolios and aggregate assets of approximately $38.9 billion.

Personnel of Mitchell Hutchins may engage in securities transactions for their own accounts pursuant to Mitchell Hutchins' code of ethics that establishes procedures for personal investing and restricts certain transactions.

T. Kirkham Barneby, Dennis McCauley and Mark A. Tincher are responsible for the day-to-day management of each Portfolio's investments.

Mr. Barneby is a managing director and chief investment officer of quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994 after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was a senior vice president responsible for quantitative management and asset allocation models.

Dennis McCauley is a managing director and chief investment officer of fixed income investments of Mitchell Hutchins. Prior to joining Mitchell Hutchins in December 1994, Mr. McCauley was director of fixed income investments of IBM Corporation.

Mark A. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher was a vice president of Chase Manhattan Private Bank where he directed the U.S. funds management and equity research areas.

MANAGEMENT FEES & OTHER EXPENSES

Each Portfolio incurs various expenses in its operations, such as the management fee paid to Mitchell Hutchins, 12b-1 distribution and service fees paid with respect to the various classes, custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to registration of its shares, taxes and governmental fees, fees and expenses of trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses in any litigation.

Each Portfolio has agreed to pay Mitchell Hutchins a monthly fee for its services at the annual rate of 0.35% of its average daily net assets. Mitchell Hutchins intends to waive its management fees and reimburse expenses for each Portfolio (to the extent that those expenses are not paid by the Underlying Funds pursuant to an SEC exemptive order, as described below), so that the total operating expenses for each class of shares of each Portfolio do not exceed the amounts shown in the Expense Table for the fiscal year ending May 31, 1999. Although Mitchell Hutchins currently expects to continue such waivers and expense reimbursements after May 31, 1999, it may discontinue or change them at any time after that date.

The Portfolios, Mitchell Hutchins, PaineWebber and the Underlying Funds have received exemptive relief from the SEC that permits them to enter into a "Servicing Agreement." Under the proposed Servicing Agreement, Mitchell Hutchins would arrange for all services pertaining to the operation of the Portfolios. The officers of the Underlying Funds, at the direction of the Funds' boards, would determine annually whether the aggregate administrative expenses (which include transfer agent expenses, shareholder servicing expenses, custody, legal and accounting fees, but do not include 12b-1 distribution and service fees or extraordinary expenses) of a Portfolio with respect to its investment in an Underlying Fund are greater than the estimated savings to the Underlying Fund from the operation of the Portfolio. If the aggregate financial benefits to the Underlying Fund equal or exceed the administrative expenses of a Portfolio with respect to its investment in the Underlying Fund, there would be no charge to the Portfolio for the services under the Servicing Agreement. The expenses would be passed through to the Underlying Fund in proportion to the average daily value of each Underlying Fund's shares held by each Portfolio, provided further that no Underlying Fund would bear such expenses in excess of the estimated savings to it. Consequently, no Underlying Fund would be expected to carry expenses that are in excess of the estimated savings to it. The estimated savings are expected to result from the reduction of shareholder servicing costs due to the elimination of separate shareholder accounts which otherwise might be invested in the Underlying Funds. All expenses of the Portfolios, excluding certain non-recurring and extraordinary expenses, would be paid for in accordance with the Servicing Agreement.

Each Underlying Fund pays a management fee to Mitchell Hutchins (PaineWebber for Cashfund) and also pays other operating expenses. An investor in a Portfolio will indirectly pay both the Portfolio's management fee and other expenses and the management fees and other expenses of the Underlying Funds held by that Portfolio. Investors who do not wish to take advantage of the Portfolios' allocation of their assets among several

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                               Prospectus Page 33

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

Underlying Funds may invest directly in the Underlying Funds and thereby avoid incurring the management fee and other expenses paid by each Portfolio.

DISTRIBUTION ARRANGEMENTS

Mitchell Hutchins is the distributor of each Portfolio's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. There is no distribution plan with respect to the Portfolios' Class Y shares. Under distribution plans for Class A, Class B and Class C shares ("Class A Plan," "Class B Plan" and "Class C Plan," collectively, "Plans"), each Portfolio pays Mitchell Hutchins:

- Monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares.

- Monthly distribution fees at the annual rate of 0.75% of the average daily net assets of Class B shares.

- Monthly distribution fees at the annual rate of 0.75% (0.50% for Conservative Portfolio) of the average daily net assets of Class C shares.

Under the Plans, Mitchell Hutchins primarily uses the service fees for the Class A, Class B and Class C shares to pay PaineWebber for shareholder servicing, currently at the annual rate of 0.25% of the aggregate investment amounts maintained in each Portfolio by PaineWebber clients. PaineWebber then compensates its investment executives for shareholder servicing that they perform and offsets its own expenses in servicing and maintaining shareholder accounts.

Mitchell Hutchins uses the distribution fees under the Class B and Class C Plans to:

- Offset the commissions it pays to PaineWebber for selling each Portfolio's Class B and Class C shares, respectively.

- Offset each Portfolio's marketing costs attributable to such classes, such as preparation, printing and distribution of sales literature, advertising and prospectuses to prospective investors and related overhead expenses, such as employee salaries and bonuses.

PaineWebber compensates investment executives when Class B and Class C shares are purchased by investors, as well as on an ongoing basis. Mitchell Hutchins receives no special compensation from any of the Portfolios or investors at the time Class B or Class C shares are purchased.

Mitchell Hutchins receives the proceeds of the initial sales charge paid when Class A shares are bought and of the contingent deferred sales charge paid upon sales of shares. These proceeds may be used to cover distribution expenses.

The Plans and the related distribution contracts for Class A, Class B and Class C shares ("Distribution Contracts") specify that each Portfolio must pay service and distribution fees to Mitchell Hutchins for its activities, not as reimbursement for specific expenses incurred. Therefore, even if Mitchell Hutchins' expenses exceed the service or distribution fees it receives, the Portfolios will not be obligated to pay more than those fees. On the other hand, if Mitchell Hutchins' expenses are less than such fees, it will retain its full fees and realize a profit. Expenses in excess of service and distribution fees received or accrued through the termination date of any Plan will be Mitchell Hutchins' sole responsibility and not that of the Portfolios. Annually, the board reviews the Plan and Mitchell Hutchins' corresponding expenses for each class separately from the Plans and expenses of the other classes.

--------------------------------------------------------------------------------

                    DETERMINING THE SHARES' NET ASSET VALUE

--------------------------------------------------------------------------------

The net asset value of a Portfolio's shares fluctuates and is determined separately for each class, normally as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m., Eastern time) each Business Day. Each Portfolio's net asset value per share is determined by dividing the value of the securities it holds (that is, the shares of Underlying Funds), plus any cash or other assets, minus all liabilities, by the total number of Portfolio shares outstanding. The value of each Underlying Fund will be its net asset value at the time of computation.

If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, and trading on the NYSE will not resume again that day, the Portfolio's net asset value per share will be calculated at the time trading was halted.

Short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations

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                               Prospectus Page 34

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

for securities of similar type, yield and maturity. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value.

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                               DIVIDENDS & TAXES

--------------------------------------------------------------------------------

DIVIDENDS

Each of Conservative Portfolio and Moderate Portfolio declares and pays dividends from its net investment income quarterly; Aggressive Portfolio declares and pays dividends from its net investment income annually. A Portfolio's net investment income consists of dividends paid to it from the net investment income of the Underlying Funds in which it holds shares--plus accrued interest and earned discount (including both original issue and market discounts) on direct investments in money market or other short-term debt investments, if any--less applicable expenses. Each Portfolio also annually distributes substantially all of its net capital gains, if any, which consist of
(1) distributions to it from the net capital gains, if any, of Underlying Funds in which it holds shares and (2) net gains realized from the Portfolio's disposition of Underlying Fund shares (which dispositions generally are occasioned by reallocating the Portfolio's assets among Underlying Funds or by the need to make distributions and/or payments of redemption proceeds in excess of available cash). A Portfolio may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gains.

Dividends and other distributions paid on each class of shares of a Portfolio are calculated at the same time and in the same manner. Dividends on Class A, Class B and Class C shares of a Portfolio are expected to be lower than those on its Class Y shares because the other classes have higher expenses resulting from their distribution and service fees. Similarly, dividends on Class B and Class C shares of a Portfolio are expected to be lower than those on its Class A shares because Class B and Class C shares have higher expenses resulting from their distribution fees. For the same reason, dividends on Conservative Portfolio's Class B shares are expected to be lower than those on its Class C shares.

The Portfolios' dividends and other distributions are paid in additional Portfolio shares of the same class at net asset value, unless the shareholder has requested cash payments. Shareholders who wish to receive dividends and other distributions in cash, either mailed to them by check or credited to their PaineWebber accounts, should contact their investment executives at PaineWebber or one of its correspondent firms or complete the appropriate section of the account application.

TAXES

Each Portfolio intends to continue to qualify for treatment as a regulated investment company under the Code so that it will not have to pay federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gain) ("taxable income") and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders.

Dividends paid to a Portfolio from an Underlying Fund's taxable income (which may include net gains from certain foreign currency transactions) are included in the Portfolio's taxable income, and dividends from the latter (whether paid in cash or additional shares) generally are taxable to the Portfolio's shareholders as ordinary income. Distributions of a Portfolio's net capital gain, consisting of distributions to it of net capital gain from Underlying Funds in which it holds shares and net gains realized from the Portfolio's disposition of Underlying Fund shares held for more than twelve months (whether paid in cash or additional shares), are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Portfolio shares. Under the Taxpayer Relief Act of 1997, as modified by recent legislation, the maximum tax rate applicable to a non-corporate taxpayers net capital gain recognized on capital assets held for more than one year is 20% (10% for taxpayers in the 15% marginal tax bracket). In the case of regulated investment companies such as the Portfolios and the Underlying Funds, the relevant holding period is determined by how long they have held the securities on which the gain was realized, not by how long the shareholders have held their shares. Shareholders who are not subject to tax on their income generally will not be required to pay tax on distributions.

YEAR-END TAX REPORTING

Following the end of each calendar year, each Portfolio notifies its shareholders of the amounts of dividends and

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                               Prospectus Page 35

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

capital gain distributions paid (or deemed paid) for that year and any portion of those dividends that qualifies for special treatment.

BACKUP WITHHOLDING

Each Portfolio is required to withhold 31% of all dividends, capital gain distributions and redemption proceeds payable to individuals and certain other non-corporate shareholders who do not provide the Portfolio with a correct taxpayer identification number. Withholding at that rate also is required from dividends and capital gain distributions payable to those shareholders who otherwise are subject to backup withholding.

TAXES ON THE SALE OR EXCHANGE OF PORTFOLIO SHARES

A shareholder's sale (redemption) of Portfolio shares may result in a taxable gain or loss. This depends upon whether the shareholder receives more or less than the adjusted basis for the shares (which normally takes into account any initial sales charge paid on Class A shares). An exchange of any Portfolio's shares for shares of another PaineWebber mutual fund generally will have similar tax consequences. In addition, if a Portfolio's shares are bought within 30 days before or after selling other shares of that Portfolio (regardless of class) at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares.

SPECIAL TAX RULES FOR CLASS A SHAREHOLDERS

Special tax rules apply when a shareholder sells (redeems) or exchanges Class A shares within 90 days of purchase and subsequently acquires Class A shares of a PaineWebber mutual fund without paying a sales charge due to the 365-day reinstatement privilege or the exchange privilege. In these cases, any gain on the sale or exchange of the original Class A shares would be increased, or any loss would be decreased, by the amount of the sales charge paid when those shares were bought, and that amount will increase the basis of the PaineWebber mutual fund shares subsequently acquired.

CLASS B SHAREHOLDERS

No gain or loss will be recognized by a shareholder as a result of a conversion from Class B shares to Class A shares.

                                   *  *  *  *

The foregoing only summarizes some of the important tax considerations affecting the Portfolios and their shareholders. Please see the further discussion in the Statement of Additional Information. Prospective shareholders are urged to consult their tax advisers.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION

--------------------------------------------------------------------------------

ORGANIZATION

The Portfolios are diversified series of Mitchell Hutchins Portfolios ("Trust"), an open-end management investment company formed on August 9, 1996 as a business trust under the laws of Delaware. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest of separate series, with a par value of $0.001 per share. The board has established one series other than the Portfolios.

SHARES

The shares of each Portfolio are divided into four classes, designated Class A, Class B, Class C and Class Y shares. Each class of shares of a Portfolio represents an identical interest in that Portfolio's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, distribution and/or service fees, voting rights on matters exclusively affecting that class and its exchange privilege. The different charges applicable to the different classes of shares of the Portfolios will affect the performance of those classes.

Each share of each Portfolio is entitled to participate equally in dividends, other distributions and the proceeds of any liquidation of that Portfolio. However, due to the differing expenses of the classes, dividends and liquidation proceeds on a Portfolio's Class A, B, C and Y shares will differ.

VOTING RIGHTS

Shareholders of each Portfolio are entitled to one vote for each full share held and fractional votes for fractional shares held. Voting rights are not cumulative, and the holders of more than 50% of all the shares of the Portfolios as a group may elect all the board members of the Trust. The shares of a Portfolio will be voted together,

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                               Prospectus Page 36

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                            ------------------------
Mitchell Hutchins     Aggressive Portfolio    Moderate Portfolio    Conservative
                                   Portfolio

except that only the shareholders of a particular class may vote on matters affecting only that class, such as the terms of a Plan as it relates to the class. The shares of each series of the Trust will be voted separately, except when an aggregate vote of all the securities is required by law.

SHAREHOLDER MEETINGS

The Trust does not intend to hold annual meetings. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a board member through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. A meeting will be called to vote on the removal of a board member at the written request of holders of 10% of the outstanding shares of the Trust.

REPORTS TO SHAREHOLDERS; OTHER INFORMATION

Each Portfolio sends its shareholders audited annual and unaudited semiannual reports, each of which includes a list of the investment securities held by the Portfolio as of the end of the period covered by the report. The Statement of Additional Information, which is incorporated by this reference into this Prospectus, is available to shareholders upon request.

CUSTODIAN AND RECORDKEEPING AGENT; TRANSFER AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust Company, located at One Heritage Drive, North Quincy, Massachusetts 02171, serves as custodian and recordkeeping agent for the Portfolios. PFPC Inc., a subsidiary of PNC Bank, N.A., serves as the Portfolios' transfer and dividend disbursing agent. It is located at 400 Bellevue Parkway, Wilmington, DE 19809.

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                               Prospectus Page 37

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                            ------------------------

                          MITCHELL HUTCHINS PORTFOLIOS

                          PROSPECTUS--OCTOBER 1, 1998

--------------------------------------------------------------------------------

       THE PAINEWEBBER FAMILY OF MUTUAL FUNDS consists of the seven broad categories presented here. Class A, Class B and Class C shareholders in the Mitchell Hutchins Portfolios may exchange their shares for the corresponding shares of most funds in the PaineWebber Family of Mutual Funds.

/ / PAINEWEBBER BOND FUNDS for income by investing mainly in bonds.

    High Income Fund

    Investment Grade Income Fund

    Low Duration U.S. Government
    Income Fund

    Strategic Income Fund

    U.S. Government Income Fund

/ / PAINEWEBBER TAX-FREE BOND FUNDS for income exempt from federal income tax and, in some cases, state and local income taxes, by investing in municipal bonds.

    California Tax-Free Income Fund

    Municipal High Income Fund

    National Tax-Free Income Fund

    New York Tax-Free Income Fund

/ / PAINEWEBBER ASSET ALLOCATION FUNDS for high total return by investing in stocks and bonds.

    Balanced Fund

    Tactical Allocation Fund

/ / PAINEWEBBER STOCK FUNDS for long term growth by investing mainly in equity securities.

    Financial Services Growth Fund

    Growth Fund

    Growth and Income Fund

    Mid Cap Fund

    Small Cap Fund

    S&P 500 Index Fund

    Utility Income Fund

/ / PAINEWEBBER GLOBAL FUNDS for long-term growth by investing mainly in foreign stocks or high current income by investing mainly in global debt instruments.

    Asia Pacific Growth Fund

    Emerging Markets Equity Fund

    Global Equity Fund

    Global Income Fund

/ / PAINEWEBBER MONEY MARKET FUND for income and stability by investing in high-quality, short-term instruments.

/ / PAINEWEBBER FUNDS OF FUNDS for either long-term growth of capital; total return; or income and, secondarily, growth of capital by investing in other PaineWebber mutual funds.

    Mitchell Hutchins Aggressive Portfolio

    Mitchell Hutchins Moderate Portfolio

    Mitchell Hutchins Conservative Portfolio

          A prospectus containing more complete information for any of these funds, including charges and expenses, can be obtained from a PaineWebber investment executive or correspondent firm. Please read it carefully before investing. It is important you have all the information you need to make a sound investment decision.

-C- 1998 PaineWebber Incorporated

                                 --------------
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
                          MITCHELL HUTCHINS PORTFOLIOS
                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019
                      STATEMENT OF ADDITIONAL INFORMATION

    The Portfolios described below (each a "Portfolio") are diversified series of Mitchell Hutchins Portfolios ("Trust"), an open-end management investment company organized as a Delaware business trust. The Portfolios seek to achieve their investment objectives by investing in a number of other PaineWebber mutual funds ("Underlying Funds").

    MITCHELL HUTCHINS AGGRESSIVE PORTFOLIO seeks long-term growth of capital by investing the majority of its assets in equity mutual funds.

    MITCHELL HUTCHINS MODERATE PORTFOLIO seeks total return by investing its assets in a combination of equity and bond mutual funds.

    MITCHELL HUTCHINS CONSERVATIVE PORTFOLIO seeks income and, secondarily, growth of capital by investing the majority of its assets in bond mutual funds.

    Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), an asset management subsidiary of PaineWebber Incorporated ("PaineWebber"), is the investment adviser, administrator and distributor for each Portfolio. As distributor, Mitchell Hutchins has appointed PaineWebber to serve as the exclusive dealer for the sale of the Portfolio shares.

    This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Portfolios' current Prospectus dated October 1, 1998. A copy of the Prospectus may be obtained by calling any PaineWebber investment executive or correspondent firm, or by calling toll-free 1-800-647-1568. This Statement of Additional Information is dated October 1, 1998.

                PORTFOLIOS--INVESTMENT POLICIES AND RESTRICTIONS

    The following supplements the information contained in the Prospectus concerning the investment policies and limitations of the Portfolios. Except as otherwise indicated in the Prospectus or this Statement of Additional Information, there are no policy limitations on the Portfolios' ability to use the investments or techniques discussed in these documents.

    DIRECT INVESTMENTS IN SECURITIES. As stated in the Prospectus, in addition to investing in the Underlying Funds, each Portfolio may invest directly in short-term U.S. government securities, commercial paper and other short-term corporate obligations and other money market instruments, including repurchase agreements. Under normal conditions, each Portfolio's investments in these securities, together with its investments in PaineWebber Cashfund, an Underlying Fund that is a money market fund, is not expected to exceed 20% of its total assets. However, when Mitchell Hutchins believes that unusual market or economic conditions warrant a temporary defensive posture, each Portfolio may invest without limit in these securities.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases securities or other obligations and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or subcustodian that maintains separate accounts for both the Portfolio and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by a Portfolio upon acquisition is accrued as interest and included in its net investment income.

    MONEY MARKET INSTRUMENTS. Money market instruments may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, investment grade commercial paper and other short-term corporate obligations, bank certificates of deposit, bankers' acceptances and repurchase agreements secured by any of the foregoing.

    U.S. GOVERNMENT SECURITIES. The Portfolios may invest in various direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (collectively, "U.S. government securities"). Among the U.S. government securities that may be held by the Portfolios are securities that are supported by the full faith and credit of the United States, securities that are supported by the right of the issuer to borrow from the U.S. Treasury and securities that are supported solely by the credit of the instrumentality. U.S. government securities are described in greater detail in "Underlying Funds--Investment Policies" below.

    ILLIQUID SECURITIES. Each Portfolio may invest up to 15% of its net assets in illiquid securities, although the Portfolios intend to use this authorization only in connection with their investment of cash reserves in short-term securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins has determined to be liquid pursuant to guidelines established by the Trust's board of trustees ("board"). More information about illiquid securities and the circumstances under which restricted securities can be determined to be liquid is provided below in "Underlying Funds--Investment Policies, Illiquid Securities". If the amount of a Portfolio's net assets invested in illiquid securities increases to more than 15% as a result of a change in the values of its investments or its amount of total assets, the Portfolio will engage in an orderly disposition to bring its holdings of such securities to no more than 15% of its net assets.

    OTHER INVESTMENTS. Although their fundamental and non-investment limitations (described below) do not prohibit the Portfolios from purchasing or selling financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments or from engaging in short sales of securities the Portfolios own (short sales "against the box"), the Portfolios do not intend to engage in these transactions during the coming year.

INVESTMENT LIMITATIONS OF THE PORTFOLIOS

    FUNDAMENTAL LIMITATIONS. The following fundamental investment limitations cannot be changed for a Portfolio without the affirmative vote of the lesser of
(a) more than 50% of the outstanding shares of the Portfolio or (b) 67% or more of the shares of the Portfolio present at a shareholders' meeting if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. Except with respect to fundamental investment limitation
(2), if a percentage restriction is adhered to at the time of an investment or transaction, a later increase or decrease in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

    Each Portfolio will not:

       (1) purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities, and except that the Portfolio will invest 25% or more of its total assets in the securities of other investment companies.

       (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

       (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

       (4) engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

       (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

       (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

       (7) purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions may be changed by the board without shareholder approval.

    Each Portfolio will not:

       (1) invest more than 15% of its net assets in illiquid securities, a term which means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Portfolio has valued the securities and includes, among other things, repurchase agreements maturing in more than seven days.

       (2) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

       (3) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

       (4) engage in short sales of securities or maintain a short position, except that the Portfolio may (a) sell short "against the box" and
           (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

       (5) purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the Securities and Exchange Commission ("SEC") and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    Notwithstanding the foregoing investment limitations, the Portfolios may invest in Underlying Funds that have adopted investment limitations that may be more or less restrictive than those listed above. As a result, the Portfolios may engage indirectly in investment strategies that are prohibited under the investment limitations listed above. The investment limitations and other investment policies and restrictions of each Underlying Fund are described in its prospectus and statement of additional information.

    In accordance with each Portfolio's investment program as set forth in the Prospectus, a Portfolio may invest more than 25% of its assets in any one Underlying Fund. However, each Underlying Fund in which a Portfolio may invest (other than PaineWebber Low Duration U.S. Government Income Fund and PaineWebber U.S. Government Income Fund) will not concentrate more than 25% of its total assets in any one industry.

                     UNDERLYING FUNDS--INVESTMENT POLICIES

    The following supplements the information contained in the Prospectus concerning the investment policies and limitations of the Underlying Funds. With respect to certain Underlying Funds, Mitchell Hutchins has retained one or more sub-advisers ("Sub-Adviser" or "Sub-Advisers"), who are identified by name in the Prospectus. More information about the investment policies and restrictions and the investment limitations of each Underlying Fund is set forth in its prospectus and statement of additional information.

    YIELD FACTORS AND RATINGS. Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), and other nationally recognized statistical rating organizations ("NRSROs") are private services that provide ratings of the credit quality of debt obligations, bonds and certain other securities. A description of the ratings assigned to corporate bonds and commercial paper, by Moody's and S&P is included in the Appendix to this Statement of Additional Information. The process by which S&P and Moody's determine ratings for mortgage-and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying assets, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Not even the highest such ratings represent an assessment of the likelihood that principal prepayments will be made by obligors on the underlying assets or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

    The Underlying Funds may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Also, NRSROs may fail to make timely changes in credit ratings in response to subsequent events so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by an Underlying Fund, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Underlying Fund.

    In addition to ratings assigned to individual bond issues, Mitchell Hutchins or the sub-adviser will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality.

    The yields on bonds and other debt securities in which the Underlying Funds invest are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

    Debt securities rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality are below investment grade, are deemed by those agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve significant risk exposure to adverse conditions. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues, but they involve higher risks, in that they are especially sensitive to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

    The market for lower-rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructurings or defaults. There can be no assurance that such declines will not recur.

    U.S. GOVERNMENT SECURITIES. The Underlying Funds may invest in various direct obligations of the U.S. Treasury and obligations issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. Among the U.S. government securities that may be held by the Underlying Funds are securities that are supported by the full faith and credit of the United States, securities that are supported by the right of the issuer to borrow from the U.S. Treasury and securities that are supported solely by the credit of the instrumentality. Certain Underlying Funds may invest in mortgage-backed securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. These securities are described below under "Underlying Funds-- Investment Policies--Mortgage-Backed Securities."

    Certain Underlying Funds may invest in exchange rate-related U.S. government securities. Such securities are indexed to specific foreign currency exchange rates and generally provide that the interest rate and/or principal amount will be adjusted upwards or downwards (but not below zero) to reflect changes in the exchange rate between two currencies while the obligations are outstanding. While such securities offer the potential for an attractive rate of return, they also entail the risk of loss of principal.

    ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

    MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class mortgage pass-through securities and collateralized mortgage obligations. U.S. government mortgage-backed securities include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae (also known as the Government National Mortgage Association), Fannie Mae (also known as the Federal National Mortgage Association), Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored enterprises. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively, "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement.

    New types of mortgage-backed securities are developed and marketed from time to time and, consistent with their investment policies and limitations, the Underlying Funds expect to invest in these new types of mortgage-backed securities that Mitchell Hutchins or the applicable Sub-Adviser believes may assist in achieving the Underlying Fund's investment objective. Similarly, an Underlying Fund may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

    GINNIE MAE CERTIFICATES. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificate holders such as an underlying Fund. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

    FANNIE MAE CERTIFICATES. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

    FREDDIE MAC CERTIFICATES. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-insured mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semiannually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by the full faith and credit of the U.S. government.

    PRIVATE MORTGAGE-BACKED SECURITIES. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the pass-through certificates and collateralized mortgage obligations ("CMOs") issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (I.E., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae and Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--TYPES OF CREDIT ENHANCEMENT" below. These credit enhancements do not protect investors from changes in market value.

    COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS MORTGAGE
PASS-THROUGHS. CMOs are debt obligations that are collateralized by mortgage loans or mortgage pass-through securities (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those in CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of, and interest on, the Mortgage Assets (and in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

    In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrued on all classes of a CMO (other than any principal only or "PO" class) on a monthly, quarterly or semiannual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

    Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

    Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--I.E., the yield may increase as rates increase and decrease as rates decrease but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an inverse interest-only "IO class" on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

    TYPES OF CREDIT ENHANCEMENT. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor, from third parties, through various means of structuring the transaction or through a combination of such approaches. The Underlying Funds will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of the security. Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

    SPECIAL CHARACTERISTICS OF MORTGAGE AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage-and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

    The rate of interest on mortgage-backed securities is lower than the average of the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

    Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice was to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of an Underlying Fund.

    ADDITIONAL INFORMATION ON ADJUSTABLE RATE MORTGAGE AND FLOATING RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage ("ARM") securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans.

    Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARM securities generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARM securities generally do not increase in value as much as fixed rate securities. ARM securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

    ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

    The rates of interest payable on certain ARMs, and, therefore, on certain ARM securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM securities still tend to be less sensitive to interest rate fluctuations than fixed-rate securities.

    Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

    DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

    For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater. Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions will lengthen a portfolio duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions, and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

    There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins and the applicable Sub-Advisers will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

    ZERO COUPON BONDS, OID AND PIK SECURITIES. Federal tax law requires that the holder of a bond with original issue discount ("OID") accrue a portion of the OID on the bond as income each year, even though the holder may receive no interest payment on the bond during the year. Accordingly, although an investing Underlying Fund will receive no payments on its zero coupon bonds prior to their maturity or disposition, it will have income attributable to such bonds. Similarly, while payment-in-kind ("PIK") securities may pay interest in the form of additional securities rather than cash, that interest must be included in an Underlying Fund's annual income.

    To qualify for pass-through federal income tax treatment as a regulated investment company, an Underlying Fund must distribute substantially all of its net investment income each year, including non-cash income. Accordingly, each Underlying Fund will be required to include in its dividends an amount equal to the income attributable to its zero coupon bonds and other OID and PIK securities. Those dividends will be paid from the cash assets of an Underlying Fund or by liquidation of portfolio securities, if necessary, at a time when the Underlying Fund otherwise might not have done so.

    Certain zero coupon bonds are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificates of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities. As long as the SEC takes this position, "CATS" and "TIGRs", which are not issued through the U.S. Treasury, will not be counted as U.S. government securities for purposes of the 65% investment requirement applicable to PaineWebber U.S. Government Income Fund and PaineWebber Low Duration U.S. Government Income Fund.

    FOREIGN AND EMERGING MARKET SECURITIES. Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks are greater for emerging market securities and may include expropriation, confiscatory taxation, withholding taxes on interest and/or dividends, limitations on the use of or transfer of Underlying Fund assets and political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Securities of many foreign companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Many foreign securities may be difficult to liquidate rapidly without significantly depressing the price of such securities. There may be less publicly available information concerning foreign issuers of securities held by the Underlying Funds than is available concerning U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Foreign securities trading practices, including those involving securities settlement where Underlying Fund assets may be released prior to receipt of payment, may expose the Underlying Funds to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts.

    These risks are greater for emerging market securities than for securities of foreign issuers in more developed markets. Disclosure and regulatory standards for securities traded in emerging markets are less stringent than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. In certain emerging markets, there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when the assets of an Underlying Fund are uninvested and no return is earned thereon. The inability of an Underlying Fund to make intended portfolio security purchases due to settlement problems could cause the Underlying Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Underlying Fund due to subsequent declines in the value of such portfolio security or, if the Underlying Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

    To the extent that the Underlying Funds hold securities of foreign issuers, these securities may not be registered with the SEC, and the issuers may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Underlying Funds than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

    The Underlying Funds may invest in foreign securities by purchasing depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs"), or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. They generally are in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international markets. For purposes of each Underlying Fund's investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock.

    ADRs are publicly traded on exchanges or over the counter ("OTC") in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary's transactions fees are paid directly by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR.

    The Underlying Funds anticipate that their brokerage transactions involving foreign securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. Transactions on foreign exchanges are usually subject to fixed commissions that are generally higher than negotiated commissions on U.S. transactions, although each Underlying Fund will endeavor to achieve the best net results in effecting its portfolio transactions. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

    INVESTMENTS IN OTHER INVESTMENT COMPANIES. From time to time, investments in other investment companies may be the most effective available means by which the Underlying Funds may invest in securities of issuers in certain countries. Such investments may include, for example, World Equity Benchmark Shares-SM- (commonly known as "WEBS"), which are exchange-traded shares of investment company series that are designed to replicate the composition and performance of publicly traded issuers in particular foreign countries. Investment in such investment companies may involve the payment of management expenses and, in connection with some purchases, sales loads, and payment of substantial premiums above the value of such companies' portfolio securities. At the same time, an Underlying Fund would continue to pay its own management fees and other expenses. The Underlying Funds may make these investments when, in the judgment of Mitchell Hutchins or the applicable Sub-Adviser, the potential benefits outweigh the payment of any applicable premium, sales load and expenses. The Underlying Funds investments in other investment companies are subject to the provisions of the 1940 Act, except that an Underlying Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on section 12(d)(1)(F) or (12)(d)(1)(G) of the 1940 Act.

    Investment income on certain foreign securities in which the Underlying Funds may invest, and gains realized on the disposition thereof, may be subject to foreign income, withholding or other taxes that could reduce the yield and/or total return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Underlying Funds would be subject.

    FOREIGN SOVEREIGN DEBT. Investment by the Underlying Funds in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt, and the Underlying Funds may have limited legal recourse in the event of a default.

    Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, somewhat diminished. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

    A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

    The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect the Underlying Funds' investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins and the Sub-Advisers manage the Underlying Funds' portfolios in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause an Underlying Fund to suffer a loss of interest or principal on any of its holdings.

    BRADY BONDS. Brady Bonds are Sovereign Debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

    Brady Bonds have been issued only in recent years, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Underlying Fund will purchase Brady Bonds, in which the price and yield to the investor reflect market conditions at the time of purchase.

    Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent until the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Interest payments on Brady Bonds may be wholly uncollateralized or maybe collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized.

    Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. The Underlying Funds may purchase Brady Bonds with no or limited collateralizations and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds.

    FOREIGN CURRENCY TRANSACTIONS. Although the Underlying Funds value their assets daily in U.S. dollars, they do not intend to convert their holdings of foreign currencies to U.S. dollars on a daily basis. The Underlying Funds' foreign currencies generally will be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, the Underlying Funds could suffer a loss of some or all of the amounts deposited. The Underlying Funds may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

    EUROPEAN CURRENCY UNIFICATION. Several European countries expect to adopt a single currency, the euro, effective January 1, 1999. Countries participating in the Economic and Monetary Union expect that their exchange rates will become irrevocably fixed on that date. The countries expected to participate are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. A newly created European Central Bank (ECB) will attempt to manage monetary policy for this region. Pre-existing national currencies will continue to be valid until they are replaced by euro coins and bank notes, which is expected to occur by sometime in 2002. These changes may significantly impact European capital markets, and related risks may increase volatility in world capital markets. This, in turn, may impact an Underlying Fund's share price.

    Risks related to the euro include the following: market uncertainties if its introduction is delayed; potential increased volatility in exchange rates, especially between European countries that are participating in the new currency and those that are not; unanticipated expenses incurred in accommodating the new currency; investor uncertainty resulting in asset shifts away from the affected currencies; possible inconsistent treatment of European Currency Units, a currency basket used as a unit of account for settlement purposes which preexists the euro's introduction; disputes concerning the enforceability of contracts; and interest rate and exchange rate volatility as the new ECB and market participants search for a common understanding of policy targets and instruments. More specifically, risks include:

    - Currency unification could be delayed. This could cause uncertainty in world markets and create unanticipated expenses as a result of having to undo changes made in anticipation of the euro's advent;

    - Exchange rates between the U.S. dollar and European currencies may become more volatile and unstable;

    - European entities may face substantial conversion costs which may not be accurately anticipated and could impact issuer profitability and creditworthiness;

    - Institutional investors may shift assets away from certain European currencies because of the uncertainty, making markets less liquid;

    - European Currency Units (ECUs), currency baskets used as a unit of account by the European Community, have been treated by capital markets like a currency for settlement purposes. When euros are introduced, the value of ECUs will become fixed; however, their value may be altered because the treatment of ECUs in some financial contracts is not uniform;

    - Some major European countries, including the United Kingdom, Sweden and Denmark will not be participating in the introduction of the euro. This could lead to greater volatility in exchange rates between the currencies of countries participating in the euro and those that are not;

    - There is a risk that some contracts (E.G., bank loan agreements, derivatives contracts, and foreign exchange contracts) may become unenforceable when the currencies are unified. Certain political units, including The European Council and the State of New York, have enacted laws or regulations designed to ensure that financial contracts will continue to be enforceable after the euro's introduction; however, it is possible that these laws will not be completely effective in preventing disputes from arising. Disputes and litigation could negatively impact an Underlying Fund's portfolio holdings and may create uncertainties in the valuation of financial contracts an Underlying Fund could hold;

    - Suitable clearing, settlement and operational systems may not be ready for the euro conversion; and

    - European interest rates and exchange rates could become more volatile as the European Central Bank and market participants search for a common understanding of policy targets and instruments.

    CONVERTIBLE SECURITIES. Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure but are usually subordinated to comparable non-convertible securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

    The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

    A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an Underlying Fund is called for redemption, that Underlying Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

    WARRANTS. Warrants are securities permitting, but not obligating, their holder to subscribe for other securities or commodities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

    ILLIQUID SECURITIES. The Underlying Funds may invest up to 10% or 15% of their net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which an Underlying Fund has valued the securities and includes, among other things, purchased OTC options, repurchase agreements maturing in more than seven days and restricted securities other than those Mitchell Hutchins or a Sub-Adviser, as applicable, have determined are liquid pursuant to guidelines established by each Underlying Fund's board of trustees or board of directors (each sometimes referred to as a "board"). The assets used as cover for OTC options written by the Underlying Funds will be considered illiquid unless the OTC options are sold to qualified dealers who agree that a Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option. Under current SEC guidelines, interest-only ("IO") and principal-only ("PO") classes of mortgage-backed securities, in which certain Underlying Funds may invest, are considered illiquid. However, IO and PO classes of fixed-rate mortgage-backed securities issued by the U.S. government or one of its agencies or instrumentalities will not be considered illiquid if Mitchell Hutchins or the Sub-Adviser has determined that they are liquid pursuant to guidelines established by the applicable board. To the extent an Underlying Fund invests in illiquid securities, it may not be able readily to liquidate these investments and may have to sell other investments if necessary to raise cash to meet its obligations.

    Restricted securities are not registered under the Securities Act of 1933 ("1933 Act") and may be sold only in privately negotiated or other exempt transactions or after a 1933 Act registration statement has become effective. Where registration is required, an Underlying Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, an Underlying Fund might obtain a less favorable price than prevailed when it decided to sell.

    However, not all restricted securities are illiquid. To the extent that foreign securities are freely tradeable in the country in which they are principally traded, they are not considered illiquid for an Underlying Fund that may invest in securities in that country even if the securities are restricted in the United States. In addition, a large institutional market has developed for many U.S. and foreign securities that are not registered under the 1933 Act. Institutional investors generally will not seek to sell these instruments to the general public but, instead, will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

    Institutional markets for restricted securities also have developed as a result of Rule 144A, which establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible restricted securities held by an Underlying Fund, however, could adversely affect the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at favorable prices.

    Each board of the Underlying Funds has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or the applicable Sub-Adviser pursuant to guidelines approved by the board. Mitchell Hutchins or the Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (E.G., the time needed to sell the security, how offers are solicited and the mechanics of transfer). Mitchell Hutchins or the Sub-Adviser monitors the liquidity of restricted securities in each Underlying Fund's portfolio and reports periodically on such decisions to the applicable board.

    REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which an Underlying Fund purchases securities or other obligations and simultaneously commits to resell them to the counterparty at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased obligations. The Underlying Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or subcustodian that maintains separate accounts for both the Underlying Fund and its counterparty. Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by such obligations. If their value becomes less than the repurchase price, plus any agreed-upon additional amount, the counterparty must provide additional collateral so that at all times the collateral is at least equal to the repurchase price, plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the obligations and the price that was paid by an Underlying Fund upon acquisition is accrued as interest and included in its net investment income.

    REVERSE REPURCHASE AGREEMENTS. Most of the Underlying Funds may enter into reverse repurchase agreements with banks and securities dealers. Such agreements involve the sale of securities held by the Underlying Fund subject to the Fund's agreement to repurchase the securities at an agreed-upon date or upon demand and at a price reflecting a market rate of interest. Such agreements are considered to be borrowings and may be entered into only for temporary or emergency purposes. While a reverse repurchase agreement is outstanding, the Underlying Fund's custodian segregates assets to cover the Fund's obligations under the reverse repurchase agreement. See "Underlying Funds--Investment Policies--Segregated Accounts."

    LENDING OF PORTFOLIO SECURITIES. Each Underlying Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with that Underlying Fund's custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. The Underlying Fund may reinvest cash collateral in money market instruments or other short-term liquid investments. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. Each Underlying Fund will retain authority to terminate any of its loans at any time. Each Underlying Fund may pay reasonable fees in connection with a loan and may pay the borrower or placing broker a negotiated portion of the interest earned on the cash held as collateral. Each Underlying Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. Each Underlying Fund will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund's interest.

    Pursuant to procedures adopted by each Underlying Fund's board governing its securities lending program, PaineWebber has been retained to serve as lending agent for the Underlying Fund. The boards have also authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board of each Underlying Fund periodically reviews all portfolio securities loan transactions of that Underlying Fund for which PaineWebber acted as lending agent.

    SHORT SALES "AGAINST THE BOX." Each Underlying Fund other than PaineWebber Cashfund may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of an Underlying Fund, and that Underlying Fund is obligated to replace the securities borrowed at a date in the future. When an Underlying Fund sells short, it establishes a margin account with the broker effecting the short sale, and deposits collateral with the broker. In addition, the Underlying Fund maintains with its custodian, in a segregated account, the securities that could be used to cover the short sale. An Underlying Fund incurs transaction costs, including interest expense, in connection with opening, maintaining and closing short sales "against the box."

    An Underlying Fund might make a short sale "against the box" to hedge against market risks when Mitchell Hutchins or a Sub-Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for a security owned by the Fund. In such case, any loss in an Underlying Fund's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Underlying Fund owns, either directly or indirectly, and in the case where the Underlying Fund owns convertible securities, changes in the investment values or conversion premiums of such securities. As a result of the Taxpayer Relief Act of 1997, short sales "against the box" no longer may be used to defer the recognition of gain for federal income tax purposes.

    LOAN PARTICIPATIONS AND ASSIGNMENTS. PaineWebber Investment Grade Income Fund and PaineWebber High Income Fund each may invest up to 5% of its net assets, and PaineWebber Global Income Fund may invest without limitation, in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more financial institutions ("Lenders"). These Underlying Funds' investments in Loans are expected in most instances to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in an Underlying Fund's having a contractual relationship only with the Lender, not with the borrower. An Underlying Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, an Underlying Fund generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, an Underlying Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, an Underlying Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Underlying Funds will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by Mitchell Hutchins to be creditworthy.

    When an Underlying Fund purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by an Underlying Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

    Assignments and Participations are generally not registered under the 1933 Act and thus are subject to each Underlying Fund's limitation on investment in illiquid securities. Because there is no liquid market for such securities, the Underlying Funds anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on an Underlying Fund's ability to dispose of particular Assignments or Participations when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

    SEGREGATED ACCOUNTS. When an Underlying Fund enters into certain transactions to make future payments to third parties, it will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Fund's obligation or commitment under such transactions. As described below under "Underlying Funds--Hedging and Other Strategies Using Derivative Instruments," segregated accounts may also be required in connection with certain transactions involving options, futures contracts and forward currency contracts, swaps or similar instruments.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, each Underlying Fund may purchase securities on a "when-issued" or delayed delivery basis. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Fund's net asset value. When an Underlying Fund agrees to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Underlying Funds--Investment Policies--Segregated Accounts." An Underlying Fund purchases when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or a Sub-Adviser, as applicable, deems it advantageous to do so, which may result in a gain or loss to the Fund.

                 UNDERLYING FUNDS--HEDGING AND OTHER STRATEGIES
                          USING DERIVATIVE INSTRUMENTS

    GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. Mitchell Hutchins and the Sub-Advisers may use a variety of financial contracts ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts to attempt to hedge the portfolio of an Underlying Fund or to enhance income or gains, including shifting an Underlying Fund's exposure from one asset class to another. Certain Underlying Funds also may hedge their portfolios by entering into certain swaps or other interest rate protection transactions and by using forward currency contracts. An Underlying Fund may enter into transactions involving one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, an Underlying Fund's use of these Derivative Instruments will place at risk a much smaller portion of its assets. PaineWebber Cashfund does not use options or futures contracts. The particular Derivative Instruments used by the Underlying Funds are described below.

    OPTIONS ON SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

    OPTIONS ON SECURITIES INDICES--A securities index assigns relative values to the securities included in the index and fluctuates with changes in the market values of those securities. A securities index option operates in the same way as a more traditional securities option, except that exercise of a securities index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a securities index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the securities index.

    SECURITIES INDEX FUTURES CONTRACTS--A securities index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the securities index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

    INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

    OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currency, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

    FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

    GENERAL DESCRIPTION OF STRATEGIES. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held in an Underlying Fund's portfolio. Thus, in a short hedge an Underlying Fund takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, an Underlying Fund might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, an Underlying Fund could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, an Underlying Fund might be able to close out the put option and realize a gain to offset the decline in the value of the security.

    Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that an Underlying Fund intends to acquire. Thus, in a long hedge, an Underlying Fund takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, an Underlying Fund might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, an Underlying Fund could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, an Underlying Fund might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

    Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that an Underlying Fund owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which an Underlying Fund has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

    Income strategies include the writing of covered options to obtain the related option premiums. Return strategies include the use of Derivative Instruments to increase or reduce an Underlying Fund's exposure to an asset class without buying or selling the underlying instruments.

    The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, an Underlying Fund's ability to use Derivative Instruments may be limited by tax considerations. See "Taxes."

    In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins and the Sub-Advisers expect to discover additional opportunities in connection with options, futures contracts and other derivative instruments and hedging techniques. These new opportunities may become available as Mitchell Hutchins or the Sub-Advisers develop new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, foreign currency contracts or other derivative instruments and techniques are developed. Mitchell Hutchins or a Sub-Adviser, as applicable, may utilize these opportunities for an Underlying Fund to the extent that they are consistent with the Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. An Underlying Fund's prospectus or statement of additional information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in its prospectus.

    SPECIAL RISKS OF HEDGING STRATEGIES. The use of Derivative Instruments in hedging strategies involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) Successful use of most Derivative Instruments depends upon the ability of Mitchell Hutchins or a Sub-Adviser, as applicable, to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins and the Sub-Advisers are experienced in the use of Derivative Instruments, there can be no assurance that any particular hedging strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded. The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if an Underlying Fund entered into a short hedge because Mitchell Hutchins or a Sub-Adviser projected a decline in the price of a security in that Underlying Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, that Underlying Fund could suffer a loss. In either such case, the Underlying Fund would have been in a better position had it not hedged at all.

    (4) As described below, an Underlying Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (I.E., Derivative Instruments other than purchased options). If the Underlying Fund was unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the positions expired or matured. These requirements might impair an Underlying Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. An Underlying Fund's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to an Underlying Fund.

    COVER FOR STRATEGIES USING DERIVATIVE INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose the Underlying Funds to an obligation to another party. An Underlying Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, other options or futures contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Underlying Fund will comply with SEC guidelines regarding cover for these transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

    Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of an Underlying Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

    OPTIONS. Certain of the Underlying Funds may purchase put and call options, and write (sell) covered put or call options on securities on which they are permitted to invest and indices of those securities. Those Underlying Funds that are permitted to invest in foreign securities denominated in foreign currencies also may purchase put and call options on foreign currencies. The purchase of call options serves as a long hedge, and the purchase of put options serves as a short hedge. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the affected Underlying Fund will be obligated to sell the security at less than its market value. Writing covered put options serves as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Underlying Fund will be obligated to purchase the security at more than its market value. The securities or other assets used as cover for OTC options written by an Underlying Fund will be considered illiquid to the extent described under "Underlying Funds-- Investment Policies--Illiquid Securities."

    The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

    An Underlying Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, an Underlying Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, an Underlying Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit an Underlying Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

    The Underlying Funds may purchase and write both exchange-traded and OTC options. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between an Underlying Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when an Underlying Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Underlying Fund as well as the loss of any expected benefit of the transaction.

    Generally, the OTC debt options or foreign currency options used by the Underlying Funds are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

    The Underlying Funds' ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Underlying Funds intend to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Underlying Funds will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Underlying Funds, there is no assurance that an Underlying Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, an Underlying Fund might be unable to close out an OTC option position at any time prior to its expiration.

    If an Underlying Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered put or call option written by the Underlying Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

    LIMITATIONS ON THE USE OF OPTIONS. The use of options is governed by the following guidelines, which can be changed by the board of each Underlying Fund without shareholder vote:

    (1) Each Underlying Fund may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Underlying Fund, does not exceed 5% of its total assets.

    (2) The aggregate value of securities underlying put options written by an Underlying Fund determined as of the date the put options are written will not exceed 50% of that Underlying Fund's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock and bond indices and options on futures contracts) purchased by an Underlying Fund that are held at any time will not exceed 20% of that Underlying Fund's net assets.

    FUTURES. The Underlying Funds may purchase and sell futures contracts that are related to securities in which they are permitted to invest, such as securities index futures contracts for Underlying Funds that invest in equity securities, interest rate futures contracts for Underlying Funds that invest in bonds and foreign currency futures contracts for Underlying Funds that invest in securities that are denominated in foreign currencies. An Underlying Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options on securities or indices.

    No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract an Underlying Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations that are fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to an Underlying Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, an Underlying

Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

    Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of each Underlying Fund's obligations to or from a futures broker. When an Underlying Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when an Underlying Fund purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If an Underlying Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

    Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Underlying Funds intend to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

    Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

    If an Underlying Fund were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. An Underlying Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, an Underlying Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

    Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

    LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The use of futures and related options is governed by the following guidelines, which can be changed by the applicable board for each Underlying Fund without shareholder vote:

    (1) To the extent an Underlying Fund enters into futures contracts and options on futures positions that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of that Underlying Fund's net assets.

    (2) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by an Underlying Fund that are held at any time will not exceed 20% of that Underlying Fund's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by an Underlying Fund will not exceed 5% of its total assets.

    FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Those Underlying Funds that invest in securities that are denominated in foreign currencies may use options and futures on foreign currencies, as described above, and forward currency contracts, as described below, to hedge against movements in the values of the foreign currencies in which their portfolio securities are denominated. Such currency hedges can protect against price movements in a security an Underlying Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

    The Underlying Funds might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other hedging instruments. In such cases, the Underlying Funds may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another currency or a basket of currencies, the value of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

    The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, an Underlying Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

    Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Underlying Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

    FORWARD CURRENCY CONTRACTS. An Underlying Fund that invests in securities denominated in foreign currencies may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, an Underlying Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Underlying Fund intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, an Underlying Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

    As noted above, an Underlying Fund also may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins or a Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, an Underlying Fund may use forward currency contracts to shift its exposure to foreign currency fluctuations from one country to another. For example, if an Underlying Fund owned securities denominated in a foreign currency and Mitchell Hutchins or the Sub-Adviser believed that currency would decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Derivative Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

    The cost to an Underlying Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When an Underlying Fund enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

    As is the case with futures contracts, holders and writers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that an Underlying Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, an Underlying Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Underlying Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

    The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, an Underlying Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

    LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. An Underlying Fund may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Underlying Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Underlying Fund segregates with its custodian cash or liquid securities in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as marked to market daily.

    INTEREST RATE PROTECTION TRANSACTIONS. Certain Underlying Funds may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, floors and collars. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period.

    The Underlying Funds expect to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Underlying Funds intend to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

    An Underlying Fund may enter into interest rate swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, I.E., the two payment streams are netted out, with the Underlying Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins, the applicable Sub-Advisers and the Underlying Funds believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to the Underlying Funds' borrowing restrictions. The net amount of the excess, if any, of an Underlying Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate Underlying Fund assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Underlying Funds-- Investment Policies--Segregated Accounts." The Underlying Fund also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, floors and collars that are written by the Underlying Fund.

    The Underlying Funds will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or the applicable Sub-Adviser to present minimal credit risk in accordance with guidelines established by each Underlying Fund's board. If there is a default by the other party to such a transaction, the Underlying Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

    The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, floors and collars are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

             TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

    The trustees and executive officers of the Trust, their ages, business addresses and principal occupations during the past five years are:

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Margo N. Alexander**; 51                Trustee and President    Mrs. Alexander is president, chief executive
                                                                  officer and a director of Mitchell Hutchins
                                                                  (since January 1995) and an executive vice
                                                                  president and a director of PaineWebber (since
                                                                  March 1994). Mrs. Alexander is president and a
                                                                  director or trustee of 32 investment companies
                                                                  for which Mitchell Hutchins, PaineWebber or
                                                                  their affiliates serve as investment adviser.

Richard Q. Armstrong; 63                       Trustee           Mr. Armstrong is chairman and principal of
One Old Church Road                                               R.Q.A. Enterprises (management consulting firm)
Unit #6                                                           (since April 1991 and principal occupation
Greenwich, CT 06830                                               since March 1995). Mr. Armstrong was chairman
                                                                  of the board, chief executive officer and
                                                                  co-owner of Adirondack Beverages (producer and
                                                                  distributor of soft drinks and sparkling/still
                                                                  waters) (October 1993-March 1995). He was a
                                                                  partner of the New England Consulting Group
                                                                  (management consulting firm) (December
                                                                  1992-September 1993). He was managing director
                                                                  of LVMH U.S. Corporation (U.S. subsidiary of
                                                                  the French luxury goods conglomerate, Louis
                                                                  Vuitton Moet Hennessey Corporation) (1987-1991)
                                                                  and chairman of its wine and spirits
                                                                  subsidiary, Schieffelin & Somerset Company
                                                                  (1987-1991). Mr. Armstrong is a director or
                                                                  trustee of 31 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or their
                                                                  affiliates serve as investment adviser.

E. Garrett Bewkes, Jr.**; 72           Trustee and Chairman of   Mr. Bewkes is a director of Paine Webber Group
                                        the Board of Trustees     Inc. ("PW Group") (holding company of
                                                                  PaineWebber and Mitchell Hutchins). Prior to
                                                                  December 1995, he was a consultant to PW Group.
                                                                  Prior to 1988, he was chairman of the board,
                                                                  president and chief executive officer of
                                                                  American Bakeries Company. Mr. Bewkes is a
                                                                  director of Interstate Bakeries Corporation.
                                                                  Mr. Bewkes is a director or trustee of 34
                                                                  investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates serve
                                                                  as investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Richard R. Burt; 51                            Trustee           Mr. Burt is chairman of IEP Advisors, Inc.
1275 Pennsylvania Ave., N.W.                                      (international investments and consulting firm)
Washington, D.C. 20004                                            (since March 1994) and a partner of McKinsey &
                                                                  Company (management consulting firm) (since
                                                                  1991). He is also a director of
                                                                  Archer-Daniels-Midland Co. (agricultural
                                                                  commodities), Hollinger International Co.
                                                                  (publishing), Homestake Mining Corp.,
                                                                  Powerhouse Technologies Inc. and Wierton Steel
                                                                  Corp. He was the chief negotiator in the
                                                                  Strategic Arms Reduction Talks with the former
                                                                  Soviet Union (1989-1991) and the U.S.
                                                                  Ambassador to the Federal Republic of Germany
                                                                  (1985-1989). Mr. Burt is a director or trustee
                                                                  of 31 investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates serve
                                                                  as investment adviser.

Mary C. Farrell**; 48                          Trustee           Ms. Farrell is a managing director, senior
                                                                  investment strategist and member of the
                                                                  Investment Policy Committee of PaineWebber. Ms.
                                                                  Farrell joined PaineWebber in 1982. She is a
                                                                  member of the Financial Women's Association and
                                                                  Women's Economic Roundtable and appears as a
                                                                  regular panelist on Wall $treet Week with Louis
                                                                  Rukeyser. She also serves on the Board of
                                                                  Overseers of New York University's Stern School
                                                                  of Business. Ms. Farrell is a director or
                                                                  trustee of 31 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or their
                                                                  affiliates serve as investment adviser.

Meyer Feldberg; 56                             Trustee           Mr. Feldberg is Dean and Professor of Management
Columbia University                                               of the Graduate School of Business, Columbia
101 Uris Hall                                                     University. Prior to 1989, he was president of
New York, New York 10027                                          the Illinois Institute of Technology. Dean
                                                                  Feldberg is also a director of Primedia Inc.,
                                                                  Federated Department Stores, Inc. and Revlon,
                                                                  Inc. Dean Feldberg is a director or trustee of
                                                                  33 investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates serve
                                                                  as investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
George W. Gowen; 69                            Trustee           Mr. Gowen is a partner in the law firm of
666 Third Avenue                                                  Dunnington, Bartholow & Miller. Prior to May
New York, New York 10017                                          1994, he was a partner in the law firm of
                                                                  Fryer, Ross & Gowen. Mr. Gowen is a director or
                                                                  trustee of 31 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or their
                                                                  affiliates serve as investment adviser.

Frederic V. Malek; 61                          Trustee           Mr. Malek is chairman of Thayer Capital Partners
1455 Pennsylvania Avenue, N.W.                                    (merchant bank). From January 1992 to November
Suite 350                                                         1992, he was campaign manager of Bush-Quayle
Washington, D.C. 20004                                            '92. From 1990 to 1992, he was vice chairman
                                                                  and, from 1989 to 1990, he was president of
                                                                  Northwest Airlines Inc., NWA Inc. (holding
                                                                  company of Northwest Airlines Inc.) and Wings
                                                                  Holdings Inc. (holding company of NWA Inc.).
                                                                  Prior to 1989, he was employed by the Marriott
                                                                  Corporation (hotels, restaurants, airline
                                                                  catering and contract feeding), where he most
                                                                  recently was an executive vice president and
                                                                  president of Marriott Hotels and Resorts. Mr.
                                                                  Malek is also a director of American Management
                                                                  Systems, Inc. (management consulting and
                                                                  computer-related services), Automatic Data
                                                                  Processing, Inc., CB Commercial Group, Inc.
                                                                  (real estate services), Choice Hotels
                                                                  International (hotel and hotel franchising),
                                                                  FPL Group, Inc. (electric services), Manor
                                                                  Care, Inc. (health care), and Northwest
                                                                  Airlines Inc. Mr. Malek is a director or
                                                                  trustee of 31 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or their
                                                                  affiliates serve as investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Carl W. Schafer; 62                            Trustee           Mr. Schafer is president of the Atlantic
66 Witherspoon Street                                             Foundation (charitable foundation supporting
#1100                                                             mainly oceanographic exploration and research).
Princeton, NJ 08542                                               He also is a director of Base Ten Systems, Inc.
                                                                  (software), Roadway Express, Inc. (trucking),
                                                                  The Guardian Group of Mutual Funds, the
                                                                  Harding, Loevner Funds, Evans Systems, Inc. (a
                                                                  motor fuels, convenience store and diversified
                                                                  company), Electronic Clearing House, Inc.
                                                                  (financial transactions processing), Frontier
                                                                  Oil Corporation and Nutraceutix, Inc.
                                                                  (biotechnology company). Prior to January 1993,
                                                                  Mr. Schafer was chairman of the Investment
                                                                  Advisory Committee of the Howard Hughes Medical
                                                                  Institute. Mr. Schafer is a director or trustee
                                                                  of 31 investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates serve
                                                                  as investment adviser.

T. Kirkham Barneby; 52                     Vice President        Mr. Barneby is a managing director and chief
                                                                  investment officer--quantitative investments of
                                                                  Mitchell Hutchins. Prior to September 1994, he
                                                                  was a senior vice president at Vantage Global
                                                                  Management. Mr. Barneby is a vice president of
                                                                  six investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates
                                                                  serves as investment adviser.

Lawrence Chinsky; 29                     Vice President and      Mr. Chinsky is an assistant vice president and
                                         Assistant Treasurer      investment monitoring officer of the mutual
                                                                  fund finance department of Mitchell Hutchins.
                                                                  Prior to August 1997, he was a securities
                                                                  compliance examiner with the Office of
                                                                  Compliance, Inspections and Examinations in the
                                                                  New York Regional Office of the SEC. Mr.
                                                                  Chinsky is vice president and assistant
                                                                  treasurer of 32 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or their
                                                                  affiliates serve as investment adviser.

John J. Lee; 30                          Vice President and      Mr. Lee is a vice president and a manager of the
                                         Assistant Treasurer      mutual fund finance department of Mitchell
                                                                  Hutchins. Prior to September 1997, he was an
                                                                  audit manager in the financial services
                                                                  practice of Ernst & Young LLP. Mr. Lee is a
                                                                  vice president and assistant treasurer of 32
                                                                  investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates serve
                                                                  as investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Dennis McCauley; 51                        Vice President        Mr. McCauley is a managing director and chief
                                                                  investment officer--fixed income of Mitchell
                                                                  Hutchins. Prior to December 1994, he was
                                                                  director of fixed income investments of IBM
                                                                  Corporation. Mr. McCauley is a vice president
                                                                  of 22 investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates serve
                                                                  as investment adviser.

Ann E. Moran; 41                         Vice President and      Ms. Moran is a vice president and a manager of
                                         Assistant Treasurer      the mutual fund finance department of Mitchell
                                                                  Hutchins. Ms. Moran is a vice president and
                                                                  assistant treasurer of 32 investment companies
                                                                  for which Mitchell Hutchins, PaineWebber or
                                                                  their affiliates serve as investment adviser.

Dianne E. O'Donnell; 46                  Vice President and      Ms. O'Donnell is a senior vice president and
                                              Secretary           deputy general counsel of Mitchell Hutchins.
                                                                  Ms. O'Donnell is a vice president and secretary
                                                                  of 31 investment companies and vice president
                                                                  and assistant secretary for one investment
                                                                  company which Mitchell Hutchins, PaineWebber or
                                                                  their affiliates serve as investment adviser.

Emil Polito; 37                            Vice President        Mr. Polito is a senior vice president and
                                                                  director of operations and control for Mitchell
                                                                  Hutchins. Mr. Polito is a vice president for 32
                                                                  investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates serve
                                                                  as investment adviser.

Victoria E. Schonfeld; 47                  Vice President        Ms. Schonfeld is a managing director and general
                                                                  counsel of Mitchell Hutchins. Prior to May
                                                                  1994, she was a partner in the law firm of
                                                                  Arnold & Porter. Ms. Schonfeld is a vice
                                                                  president of 31 investment companies and vice
                                                                  president and secretary of one investment
                                                                  company for which Mitchell Hutchins,
                                                                  PaineWebber or their affiliates serve as
                                                                  investment adviser.

Paul H. Schubert; 35                     Vice President and      Mr. Schubert is a senior vice president and the
                                              Treasurer           director of the mutual fund finance department
                                                                  of Mitchell Hutchins. From August 1992 to
                                                                  August 1994, he was a vice president of
                                                                  BlackRock Financial Management L.P. Mr.
                                                                  Schubert is a vice president and treasurer of
                                                                  32 investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates serve
                                                                  as investment adviser.

                                          POSITION WITH THE                    BUSINESS EXPERIENCE;
       NAME AND ADDRESS*; AGE                   TRUST                          OTHER DIRECTORSHIPS
------------------------------------  -------------------------  ------------------------------------------------
Barney A. Taglialatela; 37               Vice President and      Mr. Taglialatela is a vice president and a
                                         Assistant Treasurer      manager of the mutual fund finance department
                                                                  of Mitchell Hutchins. Prior to February 1995,
                                                                  he was a manager of the mutual fund finance
                                                                  division of Kidder Peabody Asset Management,
                                                                  Inc. Mr. Taglialatela is a vice president and
                                                                  assistant treasurer of 32 investment companies
                                                                  for which Mitchell Hutchins, PaineWebber or
                                                                  their affiliates serve as investment adviser.

Mark A. Tincher; 43                        Vice President        Mr. Tincher is a managing director and chief
                                                                  investment officer--equities of Mitchell
                                                                  Hutchins. Prior to March 1995, he was a vice
                                                                  president and directed the U.S. funds
                                                                  management and equity research areas of Chase
                                                                  Manhattan Private Bank. Mr. Tincher is a vice
                                                                  president of 13 investment companies for which
                                                                  Mitchell Hutchins, PaineWebber or their
                                                                  affiliates serve as investment adviser.

Keith A. Weller; 37                      Vice President and      Mr. Weller is a first vice president and
                                         Assistant Secretary      associate general counsel of Mitchell Hutchins.
                                                                  Prior to May 1995, he was an attorney in
                                                                  private practice. Mr. Weller is a vice
                                                                  president and assistant secretary of 31
                                                                  investment companies for which Mitchell
                                                                  Hutchins, PaineWebber or their affiliates serve
                                                                  as investment adviser.

------------

 * Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.

** Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
   Trust as defined in the 1940 Act by virtue of their positions with PW Group, PaineWebber and/or Mitchell Hutchins.

    The Trust pays trustees who are not "interested persons" of the Trust $1,000 annually for each Portfolio and $150 per Portfolio for each board meeting and each separate meeting of a board committee. Accordingly, the Trust pays each such trustee $3,000 annually for its three series, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually. All trustees are reimbursed for any expenses incurred in attending meetings. Trustees and officers own in the aggregate less than 1% of the outstanding shares of each Portfolio. Because PaineWebber and Mitchell Hutchins perform substantially all the services necessary for the operation of the Trust and each Portfolio, the Trust requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber presently receives any compensation from the Trust for acting as a trustee or officer.

    The table below includes certain information related to the compensation of the Trust's trustees during its initial fiscal period ended May 31, 1998, and the total compensation of those trustees for all PaineWebber funds during the calendar year ended December 31, 1997.

                              COMPENSATION TABLE+

                                                                                                       TOTAL
                                                                                                   COMPENSATION
                                                                                                      FOR THE
                                                                                    AGGREGATE          TRUST
                                                                                  COMPENSATION          AND
                                                                                     FOR THE         THE FUND
                            NAME OF PERSON, POSITION                                TRUST(1)        COMPLEX(2)
--------------------------------------------------------------------------------  -------------  -----------------
Richard Q. Armstrong, Trustee...................................................    $     700       $    94,885
Richard R. Burt, Trustee........................................................          700            87,085
Meyer Feldberg, Trustee.........................................................        1,211           117,853
George W. Gowen, Trustee........................................................          700           101,567
Frederic V. Malek, Trustee......................................................          700            95,845
Carl W. Schafer, Trustee........................................................          700            94,885

------------

+ Only independent members of the board are compensated for their services as trustees and identified above; trustees who are "interested persons," as defined by the 1940 Act, do not receive compensation

(1) For the period February 24, 1998 (commencement of operations) through May 31, 1998.

(2) Represents total compensation paid to each trustee during the calendar year ended December 31, 1997; no fund within the fund complex has a bonus, pension, profit sharing or retirement plan.

                        PRINCIPAL HOLDERS OF SECURITIES

    The following shareholders are shown in the Portfolios' records as owning more than 5% of their shares:

                                                      NUMBER AND PERCENTAGE
                                                               OF
                                                       SHARES BENEFICIALLY
                                                           OWNED AS OF
NAME AND ADDRESS*                                        AUGUST 31, 1998
----------------------------------------------------  ---------------------
CONSERVATIVE PORTFOLIO

PaineWebber Custodian
  PaineWebber FBO
  Wilfred Robinson                                       23,536       8.02%

PaineWebber Custodian
  Richard Agostini                                       31,649      11.26%

------------

* The shareholders listed may be contacted c/o Mitchell Hutchins Asset Management, Inc., 1285 Avenue of the Americas, New York, NY 10019.

               INVESTMENT ADVISORY AND DISTRIBUTION ARRANGEMENTS

    INVESTMENT ADVISORY ARRANGEMENTS. Mitchell Hutchins acts as the investment adviser and administrator to each Portfolio pursuant to a contract ("Advisory Contract") with the Trust. Under the Advisory Contract, each Portfolio pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rate of 0.35% of average daily net assets.

    During the period February 24, 1998 (commencement of operations) to May 31, 1998, Mitchell Hutchins earned advisory fees in the amount of $2,560 with respect to Aggressive Portfolio, $4,531 with respect to Moderate Portfolio and $1,408 with respect to Conservative Portfolio. All these amounts were waived by Mitchell Hutchins.

    Under the terms of the Advisory Contract, each Portfolio bears all of its expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. Expenses borne by the Portfolio include the following: (1) the cost (including brokerage commissions) of securities purchases or sold by the Portfolio and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Portfolios by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Portfolio's shares under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to board members and officers who are not "interested persons" (as defined in the 1940 Act) of the Trust or Mitchell Hutchins; (6) all expenses incurred in connection with the board members' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Trust or Portfolio for violation of any law; (10) legal, accounting and auditing expenses, including legal fees of special counsel for the independent board members; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates; (13) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders, and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Portfolio; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board or any committee thereof; (17) the cost of investment literature and other publications provided to board members and officers; and (18) costs of mailing, stationery and communications equipment.

    Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by a Portfolio in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Trust's board or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' written notice to Mitchell Hutchins, or by Mitchell Hutchins on 60 days' written notice to the Portfolio.

    NET ASSETS. The following table shows the approximate net assets as of August 31, 1998, sorted by category of investment objective, of the investment companies as to which Mitchell Hutchins serves as adviser or sub-adviser. An investment company may fall into more than one of the categories below.

                                                                                    NET ASSETS
     INVESTMENT CATEGORY                                                              $ MIL
----------------------------------------------------------------------------------  ----------
Domestic (excluding Money Market).................................................  $  7,065.7
Global............................................................................     3,506.5
Equity/Balanced...................................................................     5,530.6
Fixed Income (excluding Money Market).............................................     5,058.7
  Taxable Fixed Income............................................................     3,474.7
  Tax-Free Fixed Income...........................................................     1,584.0
Money Market Funds................................................................    29,448.7

    PERSONNEL TRADING POLICIES. Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of PaineWebber mutual funds and other Mitchell Hutchins advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

    DISTRIBUTION ARRANGEMENTS. Mitchell Hutchins acts as the distributor of each class of shares of each Portfolio under separate distribution contracts with the Trust (collectively, "Distribution Contracts") that require Mitchell Hutchins to use its best efforts, consistent with its other businesses, to sell shares of each Portfolio. Shares of each Portfolio are offered continuously. Under separate exclusive dealer agreements between Mitchell Hutchins and PaineWebber relating to each class of shares of each Portfolio (collectively, "Exclusive Dealer Agreements"), PaineWebber and its correspondent firms sell the Portfolios' shares.

    Under separate plans of distribution pertaining to the Class A, Class B and Class C shares adopted by the Trust in the manner prescribed under Rule 12b-1 under the 1940 Act (each, respectively, a "Class A Plan," "Class B Plan" and "Class C Plan" and, collectively, "Plans"), each Portfolio pays Mitchell Hutchins a service fee, accrued daily and payable monthly, at the annual rate of 0.25% of the average daily net assets of each class of shares for each respective Portfolio. Under the Class B Plan and Class C Plan, each Portfolio pays Mitchell Hutchins a distribution fee, accrued daily and payable monthly, at the annual rate of 0.75% (0.50% for Class C shares of Conservative Portfolio) of the average daily net assets of that Class. There is no distribution plan with respect to Class Y shares and the Portfolios pay no service or distribution fees with respect to their Class Y shares.

    Among other things, each Plan provides that (1) Mitchell Hutchins will submit to the board at least quarterly, and the trustees will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the board, including those trustees who are not "interested persons" of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan, acting in person at a meeting called for that purpose, (3) payments by a Portfolio under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding shares of the relevant class of that Portfolio and (4) while the Plan remains in effect, the selection and nomination of trustees who are not "interested persons" of the Trust shall be committed to the discretion of the trustees who are not "interested persons" of the Trust.

    In reporting amounts expended under the Plans to the board, Mitchell Hutchins allocates expenses attributable to the sale of each class of each Portfolio's shares to such class based on the ratio of sales of shares of such class to the sales of all classes of shares. The fees paid by one class of a Portfolio's shares will not be used to subsidize the sale of any other class of that Portfolio's shares.

    The Portfolios paid (or accrued) the following distribution fees to Mitchell Hutchins under the Class A, Class B and Class C Plans during the period February 24, 1998 (commencement of operations) to May 31, 1998:

                                                                               AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                               -----------  -----------  ------------

Class A......................................................................   $     568    $     774    $      221

Class B......................................................................       1,842        5,431         2,412

Class C......................................................................       3,173        4,389           565

    Mitchell Hutchins estimates that it and its parent corporation, PaineWebber, incurred the following shareholder service-related and distribution-related expenses with respect to the Portfolios during the fiscal period ended May 31, 1998:

                                                                                              CLASS A
                                                                               --------------------------------------
                                                                               AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                               -----------  -----------  ------------

Marketing and advertising....................................................   $   5,722    $   4,396    $    3,891

Printing of prospectuses and statements of additional information............           0            0             0

Branch network costs allocated and interest expense..........................       7,575        5,820         5,150

Service fee paid to investment executives....................................         216          294            80


                                                                                              CLASS B
                                                                               --------------------------------------
                                                                               AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                               -----------  -----------  ------------

Marketing and advertising....................................................   $   4,633    $   7,701    $   11,002

Amortization of commissions..................................................         562        1,606           725

Printing of prospectuses and statements of additional information............           0            0             0

Branch network costs allocated and interest expense..........................       6,311       10,634        14,794

Service fee paid to investment executives....................................         175          516           229

                                                                                              CLASS C
                                                                               --------------------------------------
                                                                               AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                               -----------  -----------  ------------

Marketing and advertising....................................................   $   7,974    $   6,232    $    3,436

Amortization of commissions..................................................         904        1,251           143

Printing of prospectuses and statements of additional information............           0            0             0

Branch network costs allocated and interest expense..........................      10,572        8,270         4,553

Service fee paid to investment executives....................................         301          417            71

    "Marketing and advertising" includes various internal costs allocated by Mitchell Hutchins to its efforts at distributing Portfolio shares. These internal costs encompass office rent, salaries and other overhead expenses of various departments and areas of operations of Mitchell Hutchins. "Branch network costs allocated and interest expense" consist of an allocated portion of the expenses of various PaineWebber departments involved in the distribution of each Portfolio's shares, including the PaineWebber retail branch system.

    In approving the Portfolios' overall Flexible Pricing-SM- system of distribution, the board considered several factors, including that implementation of Flexible Pricing would (1) enable investors to choose the purchasing option best suited to their individual situation, thereby encouraging current shareholders to make additional investments in each respective Portfolio and attracting new investors and assets to the Portfolio to the benefit of the Portfolio and its shareholders, (2) facilitate distribution of the Portfolios' shares and (3) maintain the competitive position of the Portfolios in relation to other funds that have implemented or are seeking to implement similar distribution arrangements.

    In approving the Class A Plan for each Portfolio, the board considered all the features of the distribution system, including (1) the conditions under which initial sales charges would be imposed and the amount of such charges, (2) Mitchell Hutchins' belief that the initial sales charge combined with a service fee would be attractive to PaineWebber investment executives and correspondent firms, resulting in greater growth of the Portfolio than might otherwise be the case, (3) the advantages to the shareholders of economies of scale resulting from growth in the Portfolio's assets and potential continued growth, (4) the services provided to the Portfolio and its shareholders by Mitchell Hutchins,
(5) the services provided by PaineWebber pursuant to its Exclusive

Dealer Agreement with Mitchell Hutchins and (6) Mitchell Hutchins' shareholder service-related expenses and costs.

    In approving the Class B Plan for each Portfolio, the board considered all the features of the distribution system, including (1) the conditions under which contingent deferred sales charges would be imposed and the amount of such charges, (2) the advantage to investors in having no initial sales charges deducted from Portfolio purchase payments and instead having the entire amount of their purchase payments immediately invested in Portfolio shares, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales commissions when Class B shares are sold and continuing service fees thereafter while their customers invest their entire purchase payments immediately in Class B shares would prove attractive to the investment executives and correspondent firms, resulting in greater growth of the Portfolio than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Portfolio's assets and potential continued growth, (5) the services provided to the Portfolio and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder service and distribution-related expenses and costs. The board also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives, without the concomitant receipt by Mitchell Hutchins of initial sales charges, was conditioned upon its expectation of being compensated under the Class B Plan.

    In approving the Class C Plan for each Portfolio, the board considered all the features of the distribution system, including (1) the advantage to investors in having no initial sales charges deducted from the Portfolio purchase payments and instead having the entire amount of their purchase payments immediately invested in Portfolio shares, (2) the advantage to investors in being free from contingent deferred sales charges upon redemption for shares held more than one year and paying for distribution on an ongoing basis, (3) Mitchell Hutchins' belief that the ability of PaineWebber investment executives and correspondent firms to receive sales compensation for their sales of Class C shares on an ongoing basis, along with continuing service fees, while their customers invest their entire purchase payments immediately in Class C shares and generally do not face contingent deferred sales charges, would prove attractive to the investment executives and correspondent firms, resulting in greater growth to the Portfolio than might otherwise be the case, (4) the advantages to the shareholders of economies of scale resulting from growth in the Portfolio's assets and potential continued growth, (5) the services provided to the Portfolio and its shareholders by Mitchell Hutchins, (6) the services provided by PaineWebber pursuant to its Exclusive Dealer Agreement with Mitchell Hutchins and (7) Mitchell Hutchins' shareholder and service and distribution-related expenses and costs. The board also recognized that Mitchell Hutchins' willingness to compensate PaineWebber and its investment executives without the concomitant receipt by Mitchell Hutchins of initial sales charges or contingent deferred sales charges upon redemption, was conditioned upon its expectation of being compensated under the Class C Plan.

    With respect to each Plan, the board considered all compensation that Mitchell Hutchins would receive under the Plan and the Distribution Contract, including service fees and, as applicable, initial sales charges, distribution fees and contingent deferred sales charges. The board also considered the benefits that would accrue to Mitchell Hutchins under each Plan in that Mitchell Hutchins would receive service, distribution and advisory fees which are calculated based upon a percentage of the average net assets of each Portfolio, which would increase if the Plan were successful and the Portfolio attained and maintained significant asset levels.

    Under the Distribution Contract between the Trust and Mitchell Hutchins for the Class A shares for the fiscal period February 24, 1998 (commencement of operations) to May 31, 1998, Mitchell Hutchins earned the following approximate amounts of sales charges and retained the following approximate amounts, net of concessions to PaineWebber as exclusive dealer:

                                                                               AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                               -----------  -----------  ------------

Earned.......................................................................   $  50,393    $  59,932    $   13,243

Retained.....................................................................      31,244       37,158         8,211

    For the fiscal period February 24, 1998 (commencement of operations) to May 31, 1998, Mitchell Hutchins earned and retained the following contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares:

                                                                               AGGRESSIVE    MODERATE    CONSERVATIVE
                                                                                PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                                               -----------  -----------  ------------

Class A......................................................................   $       0    $       0    $        0

Class B......................................................................          49            0            18

Class C......................................................................          44        1,245             0

                             PORTFOLIO TRANSACTIONS

    All orders for the purchase or sale of portfolio securities for the Portfolios (normally shares of the Underlying Funds) are placed on behalf of a particular Portfolio by Mitchell Hutchins. A Portfolio will not incur any commissions or sales charges when it invests in shares of the Underlying Funds, but it may incur such costs if it invests directly in other types of securities. When a Portfolio purchases short-term U.S. government securities or commercial paper directly, it may purchase such securities in dealer transactions, which generally include a "spread," as explained below. For the period February 24, 1998 (commencement of operations) to May 31, 1998, the Portfolios paid no brokerage commissions.

    Subject to policies established by each Underlying Fund's board, Mitchell Hutchins or the applicable Sub-Adviser is responsible for the execution of the Underlying Fund's portfolio transactions and the allocation of brokerage transactions. In executing portfolio transactions, Mitchell Hutchins or a Sub-Adviser seeks to obtain the best net results for an Underlying Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved. While Mitchell Hutchins or a Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results. Prices paid to dealers in principal transactions, through which most debt securities and some equity securities are traded, generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at the time. The Underlying Funds may invest in securities traded in the OTC market and will engage primarily in transactions directly with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker.

    The Portfolios and the Underlying Funds have no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Portfolios and the Underlying Funds contemplate that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through PaineWebber. Each Portfolio and Underlying Fund's board has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to PaineWebber are reasonable and fair. Specific provisions in the Advisory Contract authorize PaineWebber to effect portfolio transactions for the Portfolios on an exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid only in accordance with applicable SEC regulations. For the fiscal period ended May 31, 1998, the Portfolios paid no brokerage commissions to PaineWebber or any other affiliate of Mitchell Hutchins.

    Transactions in futures contracts are executed through futures commission merchants ("FCMs"), who receive brokerage commissions for their services. The Underlying Funds' procedures in selecting FCMs to execute their transactions in futures contracts, including procedures permitting the use of PaineWebber, are similar to those in effect with respect to brokerage transactions in securities.

    Consistent with the interests of the Portfolios and the Underlying Funds and subject to the review of each Portfolio's or Underlying Fund's board, Mitchell Hutchins or a Sub-Adviser may cause a Portfolio or an Underlying Fund to purchase and sell portfolio securities from and to dealers or through brokers who provide Mitchell Hutchins or a Sub-Adviser with research, analysis, advice and similar services. In return for such services, a Portfolio or Underlying Fund may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or a Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins to that Portfolio or Underlying Fund and its other clients and that the total commissions paid by the Portfolio or Underlying Fund will be reasonable in relation to the benefits to the each over the long term. During the fiscal period ended May 31, 1998, the Portfolios directed no brokerage transactions to brokers chose because they provided research services.

    For purchases or sales with broker-dealer firms which act as principal, Mitchell Hutchins or a Sub-Adviser seeks best execution. Although Mitchell Hutchins or a Sub-Adviser may receive certain research or execution services in connection with these transactions, they will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins and a Sub-Adviser will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins or a Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or a Sub-Adviser receiving multiple quotes from dealers before executing the transactions on an agency basis.

    Information and research services furnished by brokers or dealers through which or with which the Portfolios or Underlying Funds effect securities transactions may be used by Mitchell Hutchins or a Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or a Sub-Adviser by brokers or dealers in connection with other funds or accounts that either of them advises may be used in advising the Portfolios or Underlying Funds. Information and research received from brokers or dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins under the Advisory Contract or a Sub-Adviser under its contract with Mitchell Hutchins.

    Investment decisions for a Portfolio or Underlying Fund and for other investment accounts managed by Mitchell Hutchins are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Portfolio or an Underlying Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between that Portfolio or Underlying Fund and such other account(s) as to amount according to a formula deemed equitable to the Portfolio or Underlying Fund and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Portfolios or Underlying Funds are concerned, or upon their ability to complete their entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolios and Underlying Funds.

    The Portfolios and Underlying Funds will not purchase securities that are offered in underwritings in which PaineWebber is a member of the underwriting or selling group, except pursuant to procedures adopted by the Trust's and each Underlying Fund's board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the spread or commission paid in connection with such a purchase be reasonable and fair, the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that PaineWebber or any affiliate thereof not participate in or benefit from the sale to the Portfolios or Underlying Funds.

    PORTFOLIO TURNOVER. The Portfolios' annual portfolio turnover rates may vary greatly from year to year, but they will not be a limiting factor when management deems portfolio changes appropriate. The portfolio turnover rate is calculated by dividing the lesser of each Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of securities in the portfolio during the year. For the period February 24, 1998 (commencement of operations) to May 31, 1998, the portfolio turnover rate was 6% for Aggressive Portfolio, 13% for Moderate Portfolio and 11% for Conservative Portfolio.

    The portfolio turnover rates of the Underlying Funds have ranged from 45% to 359% during their most recent full fiscal years. There can be no assurance that the portfolio turnover rates of the Underlying Funds will remain within this range during subsequent fiscal years.

           REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND REDEMPTION
                         INFORMATION AND OTHER SERVICES

    COMBINED PURCHASE PRIVILEGE-CLASS A SHARES. Investors and eligible groups of related Portfolio investors may combine purchases of Class A shares of the Portfolios with concurrent purchases of Class A shares of any other PaineWebber mutual fund and thus take advantage of the reduced sales charges indicated in the table of sales charges for Class A shares in the Prospectus. The sales charge payable on the purchase of Class A shares of the Portfolios and Class A shares of such other funds will be at the rates applicable to the total amount of the combined concurrent purchases.

    An "eligible group of related Portfolio investors" can consist of any combination of the following:

       (a)  an individual, that individual's spouse, parents and children;

       (b) an individual and his or her Individual Retirement Account ("IRA");

       (c) an individual (or eligible group of individuals) and any company controlled by the individual(s) (a person, entity or group that holds 25% or more of the outstanding voting securities of a corporation will be deemed to control the corporation, and a partnership will be deemed to be controlled by each of its general partners);

       (d) an individual (or eligible group of individuals) and one or more employee benefit plans of a company controlled by individual(s);

       (e) an individual (or eligible group of individuals) and a trust created by the individual(s), the beneficiaries of which are the individual and/or the individual's spouse, parents or children;

       (f) an individual and a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse;

       (g) an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that other employer); or

       (h) individual accounts related together under one registered investment adviser having full discretion and control over the accounts. The registered investment adviser must communicate at least quarterly through a newsletter or investment update establishing a relationship with all of the accounts.

    RIGHTS OF ACCUMULATIONS-CLASS A SHARES. Reduced sales charges are available through a right of accumulation, under which investors and eligible groups of related Portfolio investors (as defined above) are permitted to purchase Class A shares of the Portfolios among related accounts at the offering price applicable to the total of (1) the dollar amount then being purchased plus (2) an amount equal to the then-current net asset value of the purchaser's combined holdings of Class A Portfolio shares and Class A shares of any other PaineWebber mutual fund. The purchaser must provide sufficient information to permit confirmation of his or her holdings, and the acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time.

    WAIVERS OF SALES CHARGES-CLASS B SHARES. Among other circumstances, the contingent deferred sales charge on Class B shares is waived where a total or partial redemption is made within one year following the death of the shareholder. The contingent deferred sales charge waiver is available where the decedent is either the individual shareholder or owns the shares with his or her spouse as a joint tenant with right of survivorship. This waiver applies only to redemption of shares held at the time of death.

    ADDITIONAL EXCHANGE AND REDEMPTION INFORMATION. As discussed in the Prospectus, eligible shares of the Portfolios may be exchanged for shares of the corresponding class of most other PaineWebber mutual funds. Shareholders will receive at least 60 days' notice of any termination or material modification of the exchange offer, except no notice need be given of an amendment whose only material effect is to reduce any exchange fee and no notice need be given if, under extraordinary circumstances, either redemptions are suspended under the circumstances described below or a Portfolio temporarily delays or ceases the sales of its shares because it is unable to invest amounts effectively in accordance with the Portfolio's investment objective, policies and restrictions.

    If conditions exist that make cash payments undesirable, each Portfolio reserves the right to honor any request for redemption by making payment in whole or in part in securities chosen by the Portfolio and valued in the same way as they would be valued for purposes of computing the Portfolio's net asset value. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities into cash.

    The Portfolios may suspend redemption privileges or postpone the date of payment during any period (1) when the New York Stock Exchange ("NYSE") is closed or trading on the NYSE is restricted as determined by the SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for a Portfolio to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of a Portfolio's securities at the time.

    SERVICE ORGANIZATIONS. A Portfolio may authorize service organizations, and their agents, to accept on its behalf purchase and redemption orders that are in "good form." A Portfolio will be deemed to have received these purchase and redemption orders when a service organization or its agent accepts them. Like all customer orders, these orders will be priced based on the Portfolio's net asset value next computed after receipt of the order by the service organizations or their agents. Service organizations may include retirement plan service providers who aggregate purchase and redemption instructions received from numerous retirement plans or plan participants.

    AUTOMATIC INVESTMENT PLAN. Participation in the Automatic Investment Plan enables an investor to use the technique of "dollar cost averaging." When an investor invests the same dollar amount each month under the Plan, the investor will purchase more shares when a Portfolio's net asset value per share is low and fewer shares when the net asset value per share is high. Using this technique, an investor's average purchase price per share over any given period will be lower than if the investor purchased a fixed number of shares on a monthly basis during the period. Of course, investing through the Automatic Investment Plan does not assure a profit or protect against loss in declining markets. Additionally, because the Automatic Investment Plan involves continuous investing regardless of price levels, an investor should consider his or her financial ability to continue purchases through periods of both low and high price levels.

    SYSTEMATIC WITHDRAWAL PLAN. An investor's participation in the Systematic Withdrawal Plan will terminate automatically if the "Initial Account Balance" (a term that means the value of the Portfolio account at the time the investor elects to participate in the Systematic Withdrawal Plan) less aggregate redemptions made other than pursuant to the Systematic Withdrawal Plan is less than $5,000 for Class A and Class C shareholders or $20,000 for Class B shareholders. Purchases of additional shares of a Portfolio concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and, for Class A shares, initial sales charges. On or about the 20th of a month for monthly, quarterly, semiannual or annual plans, PaineWebber will arrange for redemption by the Portfolios of sufficient Portfolio shares to provide the withdrawal payments specified by participants in the Portfolios' Systematic Withdrawal Plan. The payments generally are mailed approximately five Business Days (defined under "Valuation of Shares") after the redemption date. Withdrawal payments should not be considered dividends, but redemption proceeds, with the tax consequences described under "Dividends & Taxes" in the Prospectus. If periodic withdrawals continually exceed reinvested dividends and other distributions, a shareholder's investment may be correspondingly reduced. A shareholder may change the amount of the systematic withdrawal or terminate participation in the Systematic Withdrawal Plan at any time without charge or penalty by written instructions with signatures guaranteed to PaineWebber or PFPC Inc. ("Transfer Agent"). Instructions to participate in the plan, change the withdrawal amount or terminate participation in the plan will not be effective until five days after written instructions with signatures guaranteed are received by the Transfer Agent. Shareholders may request the forms needed to establish a systematic withdrawal plan from their PaineWebber investment executives, correspondent firms or the Transfer Agent at 1-800-647-1568.

    REINSTATEMENT PRIVILEGE-CLASS A SHARES. As described in the Prospectus, shareholders who have redeemed their Class A shares may reinstate their account in a Portfolio without a sales charge. Shareholders may exercise the reinstatement privilege by notifying the Transfer Agent of such desire and forwarding a check for the amount to be purchased within 365 days after the date of redemption. The reinstatement will be made at the net asset value per share next computed after the notice of reinstatement and check are received. The amount of a purchase under this reinstatement privilege cannot exceed the amount of the redemption proceeds. Gain on a redemption is taxable regardless of whether the reinstatement privilege is exercised; however, a loss arising out of a redemption will not be deductible to the extent the reinstatement privilege is exercised within 30 days after redemption, and an adjustment will be made to the shareholder's tax basis for shares acquired pursuant to the reinstatement privilege. Gain or loss on a redemption also will be adjusted for federal income tax purposes by the amount of any sales charge paid on Class A shares, under the circumstances and to the extent described in "Dividends & Taxes" in the Prospectus.

PAINEWEBBER RMA RESOURCE ACCUMULATION PLAN-SM-
PAINEWEBBER RESOURCE MANAGEMENT ACCOUNT-REGISTERED TRADEMARK-
(RMA-REGISTERED TRADEMARK-)

    Shares of PaineWebber mutual funds, including the Portfolios (each a "PW Fund" and, collectively, the "PW Funds"), are available for purchase through the RMA Resource Accumulation Plan ("Plan") by customers of PaineWebber and its correspondent firms who maintain Resource Management Accounts ("RMA accountholders"). The Plan allows an RMA accountholder continually to invest in one or more of the PW Funds at regular intervals, with payment for shares purchased automatically deducted from the client's RMA account. The client may elect to invest at monthly or quarterly intervals and may elect either to invest a fixed dollar amount (minimum $100 per period) or to purchase a fixed number of shares. A client can elect to have Plan purchases executed on the first or fifteenth day of the month. Settlement occurs three Business Days (defined under "Valuation of Shares") after the trade date, and the purchase price of the shares is withdrawn from the investor's RMA account on the settlement date from the following sources and in the following order: uninvested cash balances, balances in RMA money market funds, or margin borrowing power, if applicable to the account.

    To participate in the Plan, an investor must be an RMA accountholder, must have made an initial purchase of the shares of each PW Fund selected for investment under the Plan (meeting applicable minimum investment requirements) and must complete and submit the RMA Resource Accumulation Plan Client Agreement and Instruction Form available from PaineWebber. The investor must have received a current prospectus for each PW Fund selected prior to enrolling in the Plan. Information about mutual fund positions and outstanding instructions under the Plan are noted on the RMA accountholder's account statement. Instructions under the Plan may be changed at any time, but may take up to two weeks to become effective.

    The terms of the Plan, or an RMA accountholder's participation in the Plan, may be modified or terminated at any time. It is anticipated that, in the future, shares of other PW Funds and/or mutual funds other than the PW Funds may be offered through the Plan.

    PERIODIC INVESTING AND DOLLAR COST AVERAGING. Periodic investing in the PW Funds or other mutual funds, whether through the Plan or otherwise, helps investors establish and maintain a disciplined approach to accumulating assets over time, de-emphasizing the importance of timing the market's highs and lows. Periodic investing also permits an investor to take advantage of "dollar cost averaging." By investing a fixed amount in mutual fund shares at established intervals, an investor purchases more shares when the price is lower and fewer shares when the price is higher, thereby increasing his or her earning potential. Of course, dollar cost averaging does not guarantee a profit or protect against a loss in a declining market, and an investor should consider his or her financial ability to continue investing through periods of both low and high share prices. However, over time, dollar cost averaging generally results in a lower average original investment cost than if an investor invested a larger dollar amount in a mutual fund at one time.

    PAINEWEBBER'S RESOURCE MANAGEMENT ACCOUNT. In order to enroll in the Plan, an investor must have opened an RMA account with PaineWebber or one of its correspondent firms. The RMA account is PaineWebber's comprehensive asset management account and offers investors a number of features, including the following:

    - monthly Premier account statements that itemize all account activity, including investment transactions, checking activity and Gold MasterCard-Registered Trademark- transactions during the period, and provide unrealized and realized gain and loss estimates for most securities held in the account;

    - comprehensive preliminary 9-month and year-end summary statements that provide information on account activity for use in tax planning and tax return preparation;

    - automatic "sweep" of uninvested cash into the RMA accountholder's choice of one of the six RMA money market funds-RMA Money Market Portfolio, RMA U.S. Government Portfolio, RMA Tax-Free Fund, RMA California Municipal Money Fund, RMA New Jersey Municipal Money Fund and RMA New York Municipal Money Fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

    - check writing, with no per-check usage charge, no minimum amount on checks and no maximum number of checks that can be written. RMA accountholders can code their checks to classify expenditures. All canceled checks are returned each month;

    - Gold MasterCard, with or without a line of credit, which provides RMA accountholders with direct access to their accounts and can be used with automatic teller machines worldwide. Purchases on the Gold MasterCard are debited to the RMA account once monthly, permitting accountholders to remain invested for a longer period of time;

    - 24-hour access to account information through toll-free numbers, and more detailed personal assistance during business hours from the RMA Service Center;

    - expanded account protection to $100 million in the event of the liquidation of PaineWebber. This protection does not apply to shares of the RMA money market funds or the PW Funds because those shares are held at the transfer agent and not through PaineWebber; and

    - automatic direct deposit of checks into your RMA account and automatic withdrawals from the account.

    The annual account fee for an RMA account is $85, which includes the Gold MasterCard, with an additional fee of $40 if the investor selects an optional line of credit with the Gold MasterCard.

                          CONVERSION OF CLASS B SHARES

    Class B shares of a Portfolio will automatically convert to Class A shares of that Portfolio, based on the relative net asset values per share of each class, as of the close of business on the first Business Day (as defined under "Valuation of Shares") of the month in which the sixth anniversary of the initial issuance of such Class B shares occurs. For the purpose of calculating the holding period required for conversion of Class B shares, the date of initial issuance shall mean (i) the date on which such Class B shares were issued, or (ii) for Class B shares obtained through an exchange, or a series of exchanges, the date on which the original Class B shares were issued. For purposes of conversion to Class A shares, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account will also convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

    The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Internal Revenue Code and that the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond six years from the date of purchase. Mitchell Hutchins has no reason to believe that this condition for the availability of the conversion feature will not be met.

                              VALUATION OF SHARES

    Each Portfolio determines the net asset values per share separately for each class of shares, normally as of the close of regular trading (usually 4:00 p.m., Eastern time) on the NYSE on each Business Day, which is defined as each Monday through Friday when the NYSE is open. Prices will be calculated earlier when the NYSE closes early because trading has been halted for the day. Currently the NYSE is closed on the observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The value of the shares of each Underlying Fund will be their net asset value at the time the net asset value of the Portfolio shares is determined. The Portfolios generally use the amortized cost method of valuation to value debt obligations with 60 days or less remaining until maturity, unless the board determines that this does not represent fair value.

                            PERFORMANCE INFORMATION

    Each Portfolio's performance data quoted in advertising and other promotional materials ("Performance Advertisements") represents past performance and are not intended to indicate future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

    TOTAL RETURN CALCULATIONS. Average annual total return quotes ("Standardized Return") used in each Portfolio's Performance Advertisements are calculated according to the following formula:

        P(1 + T)(n)     =  ERV
 where:  P              =  a hypothetical initial payment of $1,000
                            to purchase shares of a specified class
        T               =  average annual total return of shares of
                            that class
        n               =  number of years
        ERV             =  ending redeemable value of a
                            hypothetical $1,000 payment at the
                           beginning of that period.

    Under the foregoing formula, the time periods used in Performance Advertisements will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertisement for publication. Total return, or "T" in the formula above, is computed by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value, for Class A shares, the maximum 4.5% (4% for Conservative Portfolio) sales charge is deducted from the initial $1,000 payment and, for Class B and Class C shares, the applicable contingent deferred sales charge imposed on a redemption of Class B or Class C shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value.

    The Portfolios also may refer in Performance Advertisements to total return performance data that are not calculated according to the formula set forth above ("Non-Standardized Return"). The Portfolios calculate Non-Standardized Return for specified periods of time by assuming an investment of $1,000 in Portfolio shares and assuming the reinvestment of all dividends and other distributions. The rate of return is determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the initial value. Neither initial nor contingent deferred sales charges are taken into account in calculating Non-Standardized Return; the inclusion of those charges would reduce the return.

    Both Standardized Return and Non-Standardized Return for Class B shares for periods of over six years will reflect conversion of the Class B shares to Class A shares at the end of the sixth year.

    The following tables show performance information for each class of the Portfolios' shares for the period indicated.

                                                CLASS A   CLASS B   CLASS C   CLASS Y
                                                -------   -------   -------   -------

AGGRESSIVE PORTFOLIO:
  Inception to May 31, 1998*

    Standardized Return**....................     (0.84%)   (1.32%)    2.68%     3.92%

    Non Standardized Return..................      3.84%     3.68%     3.68%     3.92%

MODERATE PORTFOLIO:
  Inception to May 31, 1998*

    Standardized Return**....................     (1.22%)   (1.80%)    2.20%     3.52%

    Non Standardized Return..................      3.44%     3.20%     3.20%     3.52%

CONSERVATIVE PORTFOLIO:
  Inception to May 31, 1998*

    Standardized Return**....................     (2.14%)   (2.68%)    1.65%     2.56%

    Non Standardized Return..................      2.48%     2.32%     2.40%     2.56%

------------

 * The inception date for all Classes was February 24, 1998.

** All Standardized Return figures for Class A shares reflect deduction of the current maximum sales charge of 4.5% (4.0% for Conservative Portfolio). All Standardized Return figures for Class B and Class C shares reflect deduction of the applicable contingent deferred sales charges imposed on a redemption of shares held for the period.

    YIELD. Yields used in Moderate Portfolio's and Conservative Portfolio's Performance Advertisements are calculated by dividing the Portfolio's interest income attributable to a class of shares for a 30-day period ("Period"), net of expenses attributable to such class, by the average number of shares of such class entitled to receive dividends during the Period and expressing the result as an annualized percentage (assuming semi-annual compounding) of the maximum offering price per share (in the case of Class A shares) or the net asset value per share (in the case of Class B and Class C shares) at the end of the Period. Yield quotations are calculated according to the following formula:

YIELD        =  2 [( a-b/cd +1 ) 6 -1 ]
where: a     =  interest earned during the Period
                 attributable to a class of shares
      b      =  expenses accrued for the Period
                 attributable to a class of shares (net
                 of
                reimbursements)
      c      =  the average daily number of shares of a
                 class outstanding during the Period
                 that
                were entitled to receive dividends
      d      =  the maximum offering price per share (in
                 the case of Class A shares) or the net
                asset value per share (in the case of
                 Class B and Class C shares) on the last
                 day
                of the Period.

    Except as noted below, in determining interest income earned during the Period (variable "a" in the above formula), a Portfolio calculates interest earned on each debt obligation held by it during the Period by (1) computing the obligation's yield to maturity, based on the market value of the obligation (including actual accrued interest) on the last business day of the Period or, if the obligation was purchased during the Period, the purchase price plus accrued interest and (2) dividing the yield to maturity by 360, and multiplying the resulting quotient by the market value of the obligation (including actual accrued interest) to determine the interest income on the obligation for each day of the period that the obligation is in the portfolio. Once interest earned is calculated in this fashion for each debt obligation held by the Portfolio, interest earned during the Period is then determined by totalling the interest earned on all debt obligations. For purposes of these calculations, the maturity of an obligation with one or more call provisions is assumed to be the next date on which the obligation reasonably can be expected to be called or, if none, the maturity date. With respect to Class A shares, in calculating the maximum offering price per share at the end of the Period (variable "d" in the above formula) the Portfolio's current maximum 4.5% (4% for Conservative Portfolio) initial sales charge on Class A shares is included.

    The following table shows the 30-day yield for each class of Moderate Portfolio and Conservative Portfolio for the 30 days period ended May 31, 1998.

                                                                           CLASS A    CLASS B    CLASS C    CLASS Y
                                                                          ---------  ---------  ---------  ---------

MODERATE PORTFOLIO:.....................................................       2.49       1.89       1.93       2.79

CONSERVATIVE PORTFOLIO:.................................................       4.24       3.76       3.99       4.66

    OTHER INFORMATION. In Performance Advertisements, the Portfolios may compare their Standardized Return and/or their Non-Standardized Return with data published by Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Wiesenberger Investment Companies Service ("Wiesenberger"), Investment Company Data, Inc. ("ICD") or Morningstar Mutual Funds ("Morningstar"), with the performance of recognized stock and other indices, including the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), the International Finance Corporation Global Total Return Index, the Nasdaq Composite Index, the Russell 2000 Index, the Wilshire 5000 Index, the Lehman Bond Index, the Lehman Brothers 20+ Year Treasury Bond Index, the Lehman Brothers Government/Corporate Bond Index, other similar Lehman Brothers indices or components thereof, 30-year and 10-year U.S. Treasury bonds, the Morgan Stanley Capital International Perspective Indices, the Morgan Stanley Capital International Energy Sources Index, the Standard & Poor's Oil Composite Index, the Morgan Stanley Capital International World Index, the Salomon Brothers Non-U.S. Dollar Index, the Salomon Brothers Non-U.S. World Government Bond Index, the Salomon Brothers World Government Index, other similar Salomon Brothers indices or components thereof and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Portfolios also may refer in such materials to mutual fund performance rankings and other data, such as comparative asset, expense and fee levels, published by Lipper, CDA, Wiesenberger, ICD or Morningstar. Performance Advertisements also may refer to discussions of the Portfolios and comparative mutual fund data and ratings reported in independent periodicals, including THE WALL STREET JOURNAL, MONEY MAGAZINE, FORBES, BUSINESS WEEK, FINANCIAL WORLD, BARRON'S, FORTUNE, THE NEW YORK TIMES, THE CHICAGO TRIBUNE, THE WASHINGTON POST AND THE KIPLINGER LETTERS. Comparisons in Performance Advertisements may be in graphic form.

    The Portfolios may include discussions or illustrations of the effects of compounding in Performance Advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Portfolio investment are reinvested in additional Portfolio shares, any future income or capital appreciation of a Portfolio would increase the value, not only of the original Portfolio investment, but also of the additional Portfolio shares received through reinvestment. As a result, the value of a Portfolio investment would increase more quickly than if dividends or other distributions had been paid in cash.

    The Portfolios may also compare their performance with the performance of bank certificates of deposit (CDs) as measured by the CDA Certificate of Deposit Index, the Bank Rate Monitor National Index and the averages of yields of CDs of major banks published by Banxquote (Registered) Money Markets. In comparing the Portfolios' performance to CD performance, investors should keep in mind that bank CDs are insured in whole or in part by an agency of the U.S. government and offer fixed principal and fixed or variable rates of interest, and that bank CD yields may vary depending on the financial institution offering the CD and prevailing interest rates. Shares of the Portfolios are not insured or guaranteed by the U.S. government and returns and net asset values will fluctuate. The debt securities held by the Portfolios may have longer maturities than most CDs and may reflect interest rate fluctuations for longer term debt securities. An investment in any Portfolio involves greater risks than an investment in either a money market fund or a CD.

    The Portfolios may also compare their performance to general trends in the stock and bond markets, as illustrated by the following graph prepared by Ibbotson Associates, Chicago.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                                    U.S.
            S&P 500 TR   U.S. LT GVT TR   U.S. 30 DAY TBILL TR    INFLATION
1925            $10,000          $10,000               $10,000        $10,000
1926            $11,162          $10,777               $10,327         $9,851
1927            $15,347          $11,739               $10,649         $9,646
1928            $22,040          $11,751               $11,028         $9,553
1929            $20,185          $12,153               $11,552         $9,572
1930            $15,159          $12,719               $11,630         $8,994
1931             $8,590          $12,044               $11,957         $8,138
1932             $7,886          $14,073               $12,072         $7,300
1933            $12,144          $14,062               $12,108         $7,337
1934            $11,969          $15,472               $12,128         $7,486
1935            $17,674          $16,243               $12,148         $7,710
1936            $23,669          $17,464               $12,170         $7,603
1937            $15,379          $17,504               $12,207         $8,045
1938            $20,165          $18,473               $12,205         $7,821
1939            $20,082          $19,570               $12,208         $7,784
1940            $18,117          $20,761               $12,208         $7,859
1941            $16,017          $20,955               $12,216         $8,622
1942            $19,275          $21,629               $12,248         $9,423
1943            $24,267          $22,080               $12,291         $9,721
1944            $29,060          $22,702               $12,332         $9,926
1945            $39,649          $25,139               $12,372        $10,149
1946            $36,449          $25,113               $12,416        $11,993
1947            $38,529          $24,454               $12,478        $13,073
1948            $40,649          $25,285               $12,580        $13,426
1949            $48,287          $26,918               $12,718        $13,184
1950            $63,601          $26,932               $12,870        $13,948
1951            $78,875          $25,873               $13,063        $14,767
1952            $93,363          $26,173               $13,279        $14,898
1953            $92,439          $27,125               $13,521        $14,991
1954           $141,084          $29,075               $13,638        $14,916
1955           $185,614          $28,699               $13,852        $14,972
1956           $197,783          $27,096               $14,193        $15,400
1957           $176,457          $29,117               $14,639        $15,866
1958           $252,975          $27,342               $14,864        $16,145
1959           $283,219          $26,725               $15,303        $16,387
1960           $284,549          $30,407               $15,711        $16,629
1961           $361,060          $30,703               $16,045        $16,741
1962           $329,545          $32,818               $16,483        $16,946
1963           $404,685          $33,216               $16,997        $17,225
1964           $471,388          $34,381               $17,598        $17,430
1965           $530,081          $34,625               $18,289        $17,765
1966           $476,737          $35,889               $19,159        $18,361
1967           $591,038          $32,594               $19,966        $18,920
1968           $656,415          $32,509               $21,005        $19,814
1969           $600,590          $30,860               $22,388        $21,024
1970           $624,653          $34,596               $23,848        $22,179
1971           $714,058          $38,173               $24,895        $22,924
1972           $849,559          $41,400               $25,851        $23,706
1973           $725,003          $40,942               $27,643        $25,792
1974           $533,110          $42,725               $29,855        $28,939
1975           $731,443          $46,653               $31,588        $30,969
1976           $905,842          $54,470               $33,193        $32,458
1977           $840,766          $54,095               $34,893        $34,656
1978           $895,922          $53,458               $37,398        $37,784
1979         $1,061,126          $52,799               $41,279        $42,812
1980         $1,405,137          $50,715               $45,917        $48,120
1981         $1,336,161          $51,657               $52,671        $52,421
1982         $1,622,226          $72,507               $58,224        $54,451
1983         $1,987,451          $72,979               $63,347        $56,518
1984         $2,111,991          $84,274               $69,586        $58,753
1985         $2,791,168         $110,371               $74,960        $60,968
1986         $3,306,709         $137,446               $79,580        $62,657
1987         $3,479,675         $133,716               $83,929        $64,376
1988         $4,064,583         $146,650               $89,257        $67,221
1989         $5,344,555         $173,215               $96,728        $70,345
1990         $5,174,990         $183,924              $104,286        $74,640
1991         $6,755,922         $219,420              $110,121        $76,927
1992         $7,274,115         $237,092              $113,982        $79,159
1993         $8,000,785         $280,339              $117,284        $81,334
1994         $8,105,379         $258,556              $121,862        $83,510
1995        $11,139,184         $340,436              $128,681        $85,630
1996        $13,709,459         $337,265              $135,381        $88,475
1997        $18,272,762         $390,736              $142,496        $90,092

------------

Source: Stocks, Bonds, Bills and Inflation 1998 Yearbook-TM- Ibbotson Assoc., Chi., (annual updates work by Roger G. Ibbotson & Rex A. Sinquefield).

    The chart is shown for illustrative purposes only and does not represent any Portfolio's performance. These returns consist of income and capital appreciation (or depreciation) and should not be considered an indication or guarantee of future investment results. Year-to-year fluctuations in certain markets have been significant and negative returns have been experienced in certain markets from time to time. Stocks are measured by the S&P 500, an unmanaged weighted index comprising 500 widely held common stocks and varying in composition. Unlike investors in bonds and U.S. Treasury bills, common stock investors do not receive fixed income payments and are not entitled to repayment of principal. These differences contribute to investment risk. Returns shown for long-term government bonds are based on U.S. Treasury bonds with 20-year maturities. Inflation is measured by the Consumer Price Index. The indices are unmanaged and are not available for investment.

    Over time, stocks have outperformed all other investments by a wide margin, offering a solid hedge against inflation. From 1925 to 1997, stocks beat all other traditional asset classes. A $10,000 investment in the stocks comprising the S&P 500 grew to $18,272,762, significantly more than any other investment.

                                     TAXES

    TAXATION OF THE PORTFOLIOS. To continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gains) ("Distribution Requirement") and must meet several additional requirements. For each Portfolio these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs (including the Underlying Funds) and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs, including the Underlying Funds) of any one issuer.

    Each Portfolio will invest its assets in shares of Underlying Funds and money market and other short-term instruments. Accordingly, each Portfolio's income will consist of distributions from Underlying Funds, net gains realized from the disposition of Underlying Fund shares and interest. If an Underlying Fund qualifies for treatment as a RIC under the Internal Revenue Code--each has done so for its past taxable years and intends to continue to do so for its current and future taxable years--(1) dividends paid to a Portfolio from the Underlying Fund's investment company taxable income (which may include net gains from certain foreign currency transactions) will be taxable to the Portfolio as ordinary income to the extent of the Underlying Fund's earnings and profits, and
(2) distributions paid to a Portfolio from the Underlying Fund's net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) will be taxable to the Portfolio as long-term capital gains, regardless of how long the Portfolio has held the Underlying Fund's shares. If a Portfolio purchases shares of an Underlying Fund within 30 days before or after redeeming at a loss other shares of that Underlying Fund (whether pursuant to a rebalancing of the Portfolio's portfolio or otherwise), all or part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares.

    Although each of PaineWebber Global Income Fund and PaineWebber Global Equity Fund will be eligible to elect to "pass-through" to its shareholders (including a Portfolio) the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes it pays if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, no Portfolio will qualify to pass that benefit through to its shareholders because of its inability to satisfy that test.

    Each Portfolio will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

    TAXATION OF THE PORTFOLIOS' SHAREHOLDERS. Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year even if the distributions are paid by the Portfolio during the following January. Accordingly, those distributions will be taxed to shareholders for the year in which that December 31 falls.

    A portion of the dividends from a Portfolio's investment company taxable income (whether paid in cash or additional shares) may be eligible for the dividends-received deduction allowed to corporations. The eligible portion for any Portfolio may not exceed the total of its proportionate share of the aggregate dividends received from U.S. corporations by the Underlying Funds in which it invests that qualify as RICs. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the alternative minimum tax.

    If Portfolio shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the price back as a taxable distribution.

    The portion of each Portfolio's dividends attributable to interest on U.S. government obligations, including the portion of dividends the Portfolio receives from Underlying Funds qualifying as RICs that is attributable to such interest, may be exempt from state and local income tax.

                               OTHER INFORMATION

    Prior to August 20, 1997, the Trust's name was "PaineWebber Journey Portfolios," and prior to July 22, 1997, its name was "PaineWebber Select Fund." The Trust is a Delaware business trust. The Trust has authority to issue an unlimited number of shares of beneficial interest. The Trust's board may, without shareholder approval, divide the authorized shares into an unlimited number of separate series and may divide the shares of any series into classes, and the costs of doing so will be borne by the Trust. The Trust currently consist of four series, each with four classes of shares; three series currently offer shares to the public.

    Although Delaware law statutorily limits the potential liabilities of a Delaware business trust's shareholders to the same extent as it limits the potential liabilities of a Delaware corporation, shareholders of a Portfolio could, under certain conflicts of laws jurisprudence in various states, be held personally liable for the obligations of the Trust or a Portfolio. However, the trust instrument of the Trust disclaims shareholder liability for acts or obligations of the Trust or its series (the Portfolios) and requires that notice of such disclaimer be given in each written obligation made or issued by the trustees or by any officers or officer by or on behalf of the Trust, a series, the trustees or any of them in connection with the Trust. The trust instrument provides for indemnification from a Portfolio's property for all losses and expenses of any series shareholder held personally liable for the obligations of the Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which a Portfolio itself would be unable to meet its obligations, a possibility which Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder solely by reason of being or having been a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The trustees intend to conduct the operations of the Portfolios in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Portfolios.

    CLASS-SPECIFIC EXPENSES. Each Portfolio may determine to allocate certain of its expenses (in addition to distribution fees) to the specific classes of the Portfolio's shares to which those expenses are attributable. For example, a Portfolio's Class B and Class C shares bear higher transfer agency fees per shareholder account than those borne by Class A or Class Y shares. The higher fee is imposed due to the higher costs incurred by the Transfer Agent in tracking shares subject to a contingent deferred sales charge because, upon redemption, the duration of the shareholder's investment must be determined in order to determine the applicable charge. Although the transfer agency fee will differ on a per account basis as stated above, the specific extent to which the transfer agency fees will differ between the classes as a percentage of net assets is not certain, because the fee as a percentage of net assets will be affected by the number of shareholder accounts in each class and the relative amounts of net assets in each class.

    COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Portfolios. Kirkpatrick & Lockhart LLP also acts as counsel to PaineWebber and Mitchell Hutchins in connection with other matters.

    AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Trust and each Portfolio.

                              FINANCIAL STATEMENTS

    Each Portfolio's Annual Report to Shareholders for the period ended May 31, 1998 is a separate document supplied with this Statement of Additional information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated herein by this reference.

                                    APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

    Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues;

    Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities;

    A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future;

    Baa. Bonds which are rated Baa are considered as medium-grade obligations, I.E., they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well;

    Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class;

    B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small;

    Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest;

    Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings;

    C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    NOTE: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

    AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong;

    AA. An obligation rated AA differs from the higher rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong;

    A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong;

    BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation;

    BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    "BB." An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    "B." An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    "CCC." An obligation rated "CCC" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    "CC." An obligation rated "CC" is currently highly vulnerable to nonpayment.

    "C." The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

    "D." An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r. This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE PORTFOLIOS OR THEIR DISTRIBUTOR. THE PROSPECTUS AND THIS STATEMENT OF ADDITIONAL INFORMATION DO NOT CONSTITUTE AN OFFERING BY THE PORTFOLIOS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                              -------------------

                               TABLE OF CONTENTS

                                              PAGE
                                             -----
Portfolios--Investment Policies And
  Restrictions........................           1
Underlying Funds--Investment
  Policies............................           4
Underlying Funds--Hedging And Other
  Strategies Using Derivative
  Instruments.........................          19
Trustees And Officers; Principal
  Holders Of Securities...............          28
Investment Advisory And Distribution
  Arrangements........................          35
Portfolio Transactions................          39
Reduced Sales Charges, Additional
  Exchange And Redemption Information
  And Other Services..................          41
Conversion Of Class B Shares..........          44
Valuation Of Shares...................          45
Performance Information...............          45
Taxes.................................          48
Other Information.....................          50
Financial Statements..................          50
Appendix..............................          51

-C-1998 PaineWebber Incorporated
MITCHELL HUTCHINS
PORTFOLIOS

                                                      --------------------------
                                             Statement of Additional Information
                                                                 October 1, 1998

                                                --------------------------------

                                                                     PAINEWEBBER